UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04000

CALVERT VARIABLE PRODUCTS, INC.

(Exact Name of Registrant as Specified in Charter)

2050 M Street NW, Washington, DC 20036

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(202) 238-2200

(Registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2023

Date of Reporting Period

Item 1. Reports to Stockholders

Calvert
VP S&P MidCap 400® Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP S&P MidCap 400® Index Portfolio

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended December 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened in January 2023, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became a standout sector in 2023. Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. economy as doing surprisingly well.
But from August through October 2023, the bond market halted the stock market’s momentum. As investors feared the Fed might keep rates higher for longer than they had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted asset allocations from equities to bonds.
In the final two months of the period, however, U.S. equities made another U-turn, as investors again revised their expectations of what the Fed might do. Encouraged by cooling economic data and declining inflation, investors began to conclude the Fed was done raising interest rates -- and might begin lowering rates as early as March 2024.
In response, the U.S. stock market ended the period on a high note, with the S&P 500® Index, a broad measure of U.S. stocks; the blue-chip Dow Jones Industrial Average®; and the technology-laden Nasdaq Composite Index each rising more than 9% in November and more than 4% in December 2023. Unlike the equity rally during the first half of the period driven by a handful of large-cap technology-related stocks, the year-end rally extended across a wider range of market capitalizations, with the small-cap Russell 2000® Index keeping pace with its large-cap brethren in November, and significantly outperforming them in December.
For the period as a whole, U.S. equity performance was also strong. The S&P 500® Index returned 26.29%, the Dow Jones Industrial Average® returned 16.18%, the Nasdaq Composite Index returned 44.64%, and the Russell 2000® Index returned 16.93%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP S&P MidCap 400® Index Portfolio (the Fund) returned 16.12% for Class I shares at net asset value (NAV). By comparison, its benchmark, the S&P MidCap 400® Index (the Index), returned 16.44% during the period.
The Index is unmanaged, and returns do not reflect fees or operating expenses.
The Fund seeks to track the total return of the securities composing the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Derivatives, such as options, futures, and options on such futures that provide exposure to the stocks in the Index, may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.
During the period, mid-cap stocks outperformed small-cap stocks, while large-cap stocks outperformed both asset class categories within the S&P family of indexes.
Meanwhile, nine of the 11 market sectors within the Index -- save utilities and communication services -- had positive returns. Information technology, industrials, and consumer discretionary were the strongest-performing sectors within the Index. The materials and consumer staples sectors also had double-digit returns during the period.
By period-end, the industrials, consumer discretionary, and financials sectors had the largest weightings within the Index. In contrast, the communication services, utilities, and consumer staples sectors had the smallest weightings within the Index.
The Fund’s use of derivatives added to absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	05/03/1999	05/03/1999	16.12%	12.28%	8.90%
Class F at NAV	10/01/2007	05/03/1999	15.89	12.06	8.66

S&P MidCap 400® Index	—	—	16.44%	12.61%	9.27%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.44%	0.64%
Net	0.33	0.53
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2013	$22,945	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Fund Profile

Sector Allocation (% of net assets)1

Top 10 Holdings (% of net assets)[1]
SPDR S&P MidCap 400 ETF Trust	1.6%
Deckers Outdoor Corp.	0.7
Reliance Steel & Aluminum Co.	0.6
Carlisle Cos., Inc.	0.6
GoDaddy, Inc., Class A	0.6
Graco, Inc.	0.6
Watsco, Inc.	0.6
RPM International, Inc.	0.5
Lennox International, Inc.	0.5
W.P. Carey, Inc.	0.5
Total	6.8%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P MidCap 400® Index is an unmanaged index of 400 U.S. mid-cap stocks. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,068.10	$1.72 **	0.33%
Class F	$1,000.00	$1,067.10	$2.76 **	0.53%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.54	$1.68 **	0.33%
Class F	$1,000.00	$1,022.53	$2.70 **	0.53%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments

Common Stocks — 96.3%

Security	Shares	Value
Aerospace & Defense — 1.1%
BWX Technologies, Inc.	20,196	$ 1,549,639
Curtiss-Wright Corp.	8,444	1,881,239
Hexcel Corp.	18,572	1,369,685
Woodward, Inc.	13,340	1,815,974
		$ 6,616,537
Air Freight & Logistics — 0.3%
GXO Logistics, Inc.(1)	26,265	$ 1,606,367
		$ 1,606,367
Automobile Components — 1.5%
Adient PLC(1)	21,005	$ 763,742
Autoliv, Inc.	16,536	1,822,102
Fox Factory Holding Corp.(1)	9,502	641,195
Gentex Corp.	51,502	1,682,055
Goodyear Tire & Rubber Co. (The)(1)	62,607	896,532
Lear Corp.	12,864	1,816,525
Visteon Corp.(1)	6,141	767,011
		$ 8,389,162
Automobiles — 0.4%
Harley-Davidson, Inc.	27,983	$ 1,030,894
Thor Industries, Inc.	11,764	1,391,093
		$ 2,421,987
Banks — 5.5%
Associated Banc-Corp.	32,873	$ 703,153
Bank OZK	23,232	1,157,651
Cadence Bank	40,332	1,193,424
Columbia Banking System, Inc.	46,053	1,228,694
Commerce Bancshares, Inc.	26,222	1,400,490
Cullen/Frost Bankers, Inc.	14,142	1,534,266
East West Bancorp, Inc.	31,117	2,238,868
F.N.B. Corp.	79,229	1,090,983
First Financial Bankshares, Inc.	28,812	873,004
First Horizon Corp.	123,376	1,747,004
Glacier Bancorp, Inc.	24,482	1,011,596
Hancock Whitney Corp.	19,051	925,688
Home BancShares, Inc.	41,432	1,049,473
International Bancshares Corp.	11,968	650,102
New York Community Bancorp, Inc.	159,525	1,631,941
Old National Bancorp	64,611	1,091,280
Pinnacle Financial Partners, Inc.	16,952	1,478,553
Prosperity Bancshares, Inc.	20,692	1,401,469
SouthState Corp.	16,795	1,418,338
Synovus Financial Corp.	32,290	1,215,718
Texas Capital Bancshares, Inc.(1)	10,765	695,742
UMB Financial Corp.	9,793	818,205
Security	Shares	Value
Banks (continued)
United Bankshares, Inc.	29,793	$ 1,118,727
Valley National Bancorp	94,161	1,022,588
Webster Financial Corp.	37,985	1,928,119
Wintrust Financial Corp.	13,521	1,254,073
		$ 31,879,149
Beverages — 0.6%
Boston Beer Co., Inc. (The), Class A(1)	2,080	$ 718,827
Celsius Holdings, Inc.(1)	32,738	1,784,876
Coca-Cola Consolidated, Inc.	1,037	962,751
		$ 3,466,454
Biotechnology — 1.5%
Arrowhead Pharmaceuticals, Inc.(1)	24,041	$ 735,655
Exelixis, Inc.(1)	68,663	1,647,225
Halozyme Therapeutics, Inc.(1)	29,167	1,078,012
Neurocrine Biosciences, Inc.(1)	21,694	2,858,402
United Therapeutics Corp.(1)	10,363	2,278,720
		$ 8,598,014
Broadline Retail — 0.5%
Macy's, Inc.	61,121	$ 1,229,755
Nordstrom, Inc.(2)	21,731	400,937
Ollie's Bargain Outlet Holdings, Inc.(1)	13,624	1,033,925
		$ 2,664,617
Building Products — 3.3%
Advanced Drainage Systems, Inc.	15,138	$ 2,129,008
Carlisle Cos., Inc.	10,749	3,358,310
Fortune Brands Innovations, Inc.	27,842	2,119,890
Lennox International, Inc.	7,062	3,160,386
Owens Corning	19,624	2,908,866
Simpson Manufacturing Co., Inc.	9,422	1,865,368
Trex Co., Inc.(1)	23,978	1,985,139
UFP Industries, Inc.	13,648	1,713,506
		$ 19,240,473
Capital Markets — 2.7%
Affiliated Managers Group, Inc.	7,465	$ 1,130,350
Carlyle Group, Inc. (The)	48,084	1,956,538
Evercore, Inc., Class A	7,653	1,309,046
Federated Hermes, Inc.	19,043	644,796
Houlihan Lokey, Inc.	11,396	1,366,494
Interactive Brokers Group, Inc., Class A	23,629	1,958,844
Janus Henderson Group PLC	29,722	896,118
Jefferies Financial Group, Inc.	37,170	1,502,040
Morningstar, Inc.	5,751	1,646,166
SEI Investments Co.	22,081	1,403,248
Stifel Financial Corp.	22,521	1,557,327
		$ 15,370,967

7
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Chemicals — 2.3%
Ashland, Inc.	11,314	$ 953,883
Avient Corp.	20,300	843,871
Axalta Coating Systems, Ltd.(1)	48,594	1,650,738
Cabot Corp.	12,198	1,018,533
Chemours Co. (The)	33,210	1,047,444
Livent Corp.(1)	39,500	710,210
NewMarket Corp.	1,549	845,491
Olin Corp.	27,059	1,459,833
RPM International, Inc.	28,445	3,175,315
Scotts Miracle-Gro Co. (The)(2)	9,320	594,150
Westlake Corp.	7,159	1,001,974
		$ 13,301,442
Commercial Services & Supplies — 1.2%
Brink's Co. (The)	9,947	$ 874,839
Clean Harbors, Inc.(1)	11,120	1,940,551
MSA Safety, Inc.	8,159	1,377,484
Stericycle, Inc.(1)	20,429	1,012,461
Tetra Tech, Inc.	11,757	1,962,596
		$ 7,167,931
Communications Equipment — 0.5%
Calix, Inc.(1)	13,238	$ 578,368
Ciena Corp.(1)	32,643	1,469,261
Lumentum Holdings, Inc.(1)	14,794	775,502
		$ 2,823,131
Construction & Engineering — 1.9%
AECOM	30,631	$ 2,831,223
Comfort Systems USA, Inc.	7,886	1,621,914
EMCOR Group, Inc.	10,387	2,237,671
Fluor Corp.(1)	37,619	1,473,536
MasTec, Inc.(1)	13,346	1,010,559
MDU Resources Group, Inc.	45,671	904,286
Valmont Industries, Inc.	4,613	1,077,182
		$ 11,156,371
Construction Materials — 0.4%
Eagle Materials, Inc.	7,703	$ 1,562,476
Knife River Corp.(1)	12,683	839,361
		$ 2,401,837
Consumer Finance — 0.7%
Ally Financial, Inc.	59,940	$ 2,093,105
FirstCash Holdings, Inc.	8,296	899,203
SLM Corp.	50,034	956,650
		$ 3,948,958
Consumer Staples Distribution & Retail — 1.8%
BJ's Wholesale Club Holdings, Inc.(1)	29,528	$ 1,968,336
Security	Shares	Value
Consumer Staples Distribution & Retail (continued)
Casey's General Stores, Inc.	8,229	$ 2,260,835
Grocery Outlet Holding Corp.(1)	22,153	597,245
Performance Food Group Co.(1)	34,357	2,375,787
Sprouts Farmers Market, Inc.(1)	22,425	1,078,867
US Foods Holding Corp.(1)	49,941	2,267,821
		$ 10,548,891
Containers & Packaging — 1.7%
AptarGroup, Inc.	14,524	$ 1,795,457
Berry Global Group, Inc.	26,076	1,757,262
Crown Holdings, Inc.	26,639	2,453,185
Graphic Packaging Holding Co.	67,576	1,665,748
Greif, Inc., Class A	5,713	374,716
Silgan Holdings, Inc.	17,871	808,663
Sonoco Products Co.	21,629	1,208,412
		$ 10,063,443
Diversified Consumer Services — 0.9%
Graham Holdings Co., Class B	790	$ 550,251
Grand Canyon Education, Inc.(1)	6,526	861,693
H&R Block, Inc.	31,780	1,537,198
Service Corp. International	32,622	2,232,976
		$ 5,182,118
Diversified REITs — 0.5%
W.P. Carey, Inc.	48,283	$ 3,129,221
		$ 3,129,221
Diversified Telecommunication Services — 0.4%
Frontier Communications Parent, Inc.(1)	48,837	$ 1,237,530
Iridium Communications, Inc.	27,346	1,125,561
		$ 2,363,091
Electric Utilities — 0.9%
ALLETE, Inc.	12,873	$ 787,313
IDACORP, Inc.	11,176	1,098,824
OGE Energy Corp.	44,223	1,544,709
PNM Resources, Inc.	19,251	800,842
Portland General Electric Co.	22,328	967,696
		$ 5,199,384
Electrical Equipment — 1.5%
Acuity Brands, Inc.	6,833	$ 1,399,604
EnerSys	8,920	900,563
nVent Electric PLC	36,633	2,164,644
Regal Rexnord Corp.	14,650	2,168,493
Sensata Technologies Holding PLC	33,419	1,255,552
Sunrun, Inc.(1)	48,024	942,711
		$ 8,831,567

8
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Electronic Equipment, Instruments & Components — 2.3%
Arrow Electronics, Inc.(1)	11,958	$ 1,461,865
Avnet, Inc.	19,979	1,006,942
Belden, Inc.	9,203	710,932
Cognex Corp.	38,009	1,586,496
Coherent Corp.(1)	29,185	1,270,423
Crane NXT Co.	10,827	615,731
IPG Photonics Corp.(1)	6,527	708,441
Littelfuse, Inc.	5,496	1,470,510
Novanta, Inc.(1)	7,907	1,331,618
TD SYNNEX Corp.	11,325	1,218,683
Vishay Intertechnology, Inc.	27,873	668,116
Vontier Corp.	34,075	1,177,291
		$ 13,227,048
Energy Equipment & Services — 1.0%
ChampionX Corp.	43,012	$ 1,256,380
NOV, Inc.	86,979	1,763,934
Valaris, Ltd.(1)	13,842	949,146
Weatherford International PLC(1)	15,924	1,557,845
		$ 5,527,305
Entertainment — 0.2%
TKO Group Holdings, Inc.	13,404	$ 1,093,498
		$ 1,093,498
Financial Services — 1.8%
Equitable Holdings, Inc.	70,253	$ 2,339,425
Essent Group, Ltd.	23,573	1,243,240
Euronet Worldwide, Inc.(1)	9,674	981,814
MGIC Investment Corp.	61,230	1,181,127
Voya Financial, Inc.	23,066	1,682,895
Western Union Co. (The)	80,450	958,964
WEX, Inc.(1)	9,436	1,835,774
		$ 10,223,239
Food Products — 1.1%
Darling Ingredients, Inc.(1)	35,225	$ 1,755,614
Flowers Foods, Inc.	42,420	954,874
Ingredion, Inc.	14,394	1,562,181
Lancaster Colony Corp.	4,568	760,070
Pilgrim's Pride Corp.(1)	9,028	249,714
Post Holdings, Inc.(1)	11,219	987,945
		$ 6,270,398
Gas Utilities — 1.0%
National Fuel Gas Co.	20,274	$ 1,017,147
New Jersey Resources Corp.	21,542	960,342
ONE Gas, Inc.	12,436	792,422
Southwest Gas Holdings, Inc.	13,466	853,071
Spire, Inc.	11,798	735,487
Security	Shares	Value
Gas Utilities (continued)
UGI Corp.	46,253	$ 1,137,824
		$ 5,496,293
Ground Transportation — 1.9%
Avis Budget Group, Inc.	4,079	$ 723,043
Hertz Global Holdings, Inc.(1)	30,017	311,877
Knight-Swift Transportation Holdings, Inc.	35,614	2,053,147
Landstar System, Inc.	7,937	1,537,000
Ryder System, Inc.	9,786	1,125,977
Saia, Inc.(1)	5,862	2,568,846
Werner Enterprises, Inc.	13,976	592,163
XPO, Inc.(1)	25,607	2,242,917
		$ 11,154,970
Health Care Equipment & Supplies — 2.3%
Enovis Corp.(1)	11,132	$ 623,615
Envista Holdings Corp.(1)	37,845	910,551
Globus Medical, Inc., Class A(1)	25,472	1,357,403
Haemonetics Corp.(1)	11,204	958,054
Inari Medical, Inc.(1)	11,448	743,204
Integra LifeSciences Holdings Corp.(1)	15,017	653,990
Lantheus Holdings, Inc.(1)	15,122	937,564
LivaNova PLC(1)	12,085	625,278
Masimo Corp.(1)	9,800	1,148,658
Neogen Corp.(1)	44,134	887,535
Penumbra, Inc.(1)	8,522	2,143,624
QuidelOrtho Corp.(1)	11,085	816,964
Shockwave Medical, Inc.(1)	8,147	1,552,492
		$ 13,358,932
Health Care Providers & Services — 2.0%
Acadia Healthcare Co., Inc.(1)	20,361	$ 1,583,272
Amedisys, Inc.(1)	7,319	695,744
Chemed Corp.	3,326	1,944,879
Encompass Health Corp.	22,131	1,476,580
HealthEquity, Inc.(1)	18,907	1,253,534
Option Care Health, Inc.(1)	39,110	1,317,616
Patterson Cos., Inc.	19,085	542,968
Progyny, Inc.(1)	18,615	692,106
R1 RCM, Inc.(1)	44,162	466,792
Tenet Healthcare Corp.(1)	22,423	1,694,506
		$ 11,667,997
Health Care REITs — 0.9%
Healthcare Realty Trust, Inc.	84,097	$ 1,448,991
Medical Properties Trust, Inc.(2)	134,206	658,951
Omega Healthcare Investors, Inc.	54,094	1,658,522
Physicians Realty Trust	53,479	711,806
Sabra Health Care REIT, Inc.	51,856	739,985
		$ 5,218,255

9
See Notes to Financial Statements.

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VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Health Care Technology — 0.1%
Doximity, Inc., Class A(1)	26,090	$ 731,564
		$ 731,564
Hotel & Resort REITs — 0.1%
Park Hotels & Resorts, Inc.	46,364	$ 709,369
		$ 709,369
Hotels, Restaurants & Leisure — 3.4%
Aramark	57,640	$ 1,619,684
Boyd Gaming Corp.	15,342	960,563
Choice Hotels International, Inc.	5,498	622,923
Churchill Downs, Inc.	14,988	2,022,331
Hilton Grand Vacations, Inc.(1)	15,736	632,272
Hyatt Hotels Corp., Class A	9,764	1,273,323
Light & Wonder, Inc., Class A(1)	19,882	1,632,511
Marriott Vacations Worldwide Corp.	7,293	619,103
Penn Entertainment, Inc.(1)	33,874	881,401
Planet Fitness, Inc., Class A(1)	18,965	1,384,445
Texas Roadhouse, Inc.	14,746	1,802,404
Travel + Leisure Co.	15,990	625,049
Vail Resorts, Inc.	8,410	1,795,283
Wendy's Co. (The)	36,889	718,598
Wingstop, Inc.	6,495	1,666,487
Wyndham Hotels & Resorts, Inc.	18,318	1,472,950
		$ 19,729,327
Household Durables — 1.9%
Helen of Troy, Ltd.(1)	5,242	$ 633,286
KB Home	16,905	1,055,886
Leggett & Platt, Inc.	29,872	781,750
Taylor Morrison Home Corp.(1)	23,725	1,265,729
Tempur Sealy International, Inc.	38,038	1,938,797
Toll Brothers, Inc.	23,731	2,439,310
TopBuild Corp.(1)	7,016	2,625,808
		$ 10,740,566
Independent Power and Renewable Electricity Producers — 0.7%
Ormat Technologies, Inc.	12,028	$ 911,602
Vistra Corp.	74,210	2,858,569
		$ 3,770,171
Industrial REITs — 1.3%
EastGroup Properties, Inc.	10,182	$ 1,868,804
First Industrial Realty Trust, Inc.	29,206	1,538,280
Rexford Industrial Realty, Inc.	46,610	2,614,821
STAG Industrial, Inc.	40,294	1,581,943
		$ 7,603,848
Insurance — 4.3%
American Financial Group, Inc.	14,429	$ 1,715,464
Security	Shares	Value
Insurance (continued)
Brighthouse Financial, Inc.(1)	14,176	$ 750,194
CNO Financial Group, Inc.	24,767	690,999
Erie Indemnity Co., Class A	5,507	1,844,404
Fidelity National Financial, Inc.	57,088	2,912,630
First American Financial Corp.	22,782	1,468,072
Hanover Insurance Group, Inc. (The)	7,896	958,732
Kemper Corp.	13,504	657,240
Kinsale Capital Group, Inc.	4,861	1,627,997
Old Republic International Corp.	57,574	1,692,676
Primerica, Inc.	7,735	1,591,554
Reinsurance Group of America, Inc.	14,552	2,354,223
RenaissanceRe Holdings, Ltd.	11,604	2,274,384
RLI Corp.	8,865	1,180,109
Selective Insurance Group, Inc.	13,378	1,330,843
Unum Group	40,482	1,830,596
		$ 24,880,117
Interactive Media & Services — 0.3%
Ziff Davis, Inc.(1)	10,153	$ 682,180
ZoomInfo Technologies, Inc.(1)	65,408	1,209,394
		$ 1,891,574
IT Services — 0.8%
GoDaddy, Inc., Class A(1)	31,094	$ 3,300,939
Kyndryl Holdings, Inc.(1)	51,335	1,066,741
		$ 4,367,680
Leisure Products — 0.9%
Brunswick Corp.	15,194	$ 1,470,020
Mattel, Inc.(1)	77,994	1,472,527
Polaris, Inc.	11,721	1,110,799
YETI Holdings, Inc.(1)	19,208	994,590
		$ 5,047,936
Life Sciences Tools & Services — 1.1%
Azenta, Inc.(1)	13,491	$ 878,804
Bruker Corp.	20,476	1,504,577
Medpace Holdings, Inc.(1)	5,149	1,578,323
Repligen Corp.(1)	11,465	2,061,407
Sotera Health Co.(1)(2)	22,184	373,800
		$ 6,396,911
Machinery — 4.7%
AGCO Corp.	13,723	$ 1,666,109
Chart Industries, Inc.(1)(2)	9,271	1,263,915
Crane Co.	10,785	1,274,140
Donaldson Co., Inc.	26,647	1,741,381
ESAB Corp.	12,509	1,083,529
Flowserve Corp.	28,971	1,194,185
Graco, Inc.	37,268	3,233,372

10
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Machinery (continued)
ITT, Inc.	18,128	$ 2,163,033
Lincoln Electric Holdings, Inc.	12,630	2,746,520
Middleby Corp. (The)(1)	11,835	1,741,757
Oshkosh Corp.	14,443	1,565,766
RBC Bearings, Inc.(1)	6,422	1,829,563
Terex Corp.	14,860	853,856
Timken Co. (The)	14,331	1,148,630
Toro Co. (The)	22,929	2,200,955
Watts Water Technologies, Inc., Class A	6,043	1,258,999
		$ 26,965,710
Marine Transportation — 0.2%
Kirby Corp.(1)	13,049	$ 1,024,086
		$ 1,024,086
Media — 0.7%
Cable One, Inc.	1,021	$ 568,278
New York Times Co. (The), Class A	36,128	1,769,911
Nexstar Media Group, Inc.	7,117	1,115,590
TEGNA, Inc.	43,490	665,397
		$ 4,119,176
Metals & Mining — 2.3%
Alcoa Corp.	39,406	$ 1,339,804
Cleveland-Cliffs, Inc.(1)	111,473	2,276,279
Commercial Metals Co.	25,813	1,291,682
MP Materials Corp.(1)(2)	32,272	640,599
Reliance Steel & Aluminum Co.	12,690	3,549,139
Royal Gold, Inc.	14,505	1,754,525
United States Steel Corp.	49,247	2,395,867
		$ 13,247,895
Mortgage Real Estate Investment Trusts (REITs) — 0.6%
Annaly Capital Management, Inc.	110,771	$ 2,145,634
Starwood Property Trust, Inc.(2)	65,702	1,381,056
		$ 3,526,690
Multi-Utilities — 0.3%
Black Hills Corp.	15,051	$ 812,001
Northwestern Energy Group, Inc.	13,466	685,285
		$ 1,497,286
Office REITs — 0.6%
COPT Defense Properties	25,239	$ 646,875
Cousins Properties, Inc.	34,039	828,850
Kilroy Realty Corp.	23,557	938,511
Vornado Realty Trust	35,299	997,197
		$ 3,411,433
Security	Shares	Value
Oil, Gas & Consumable Fuels — 3.9%
Antero Midstream Corp.	75,203	$ 942,294
Antero Resources Corp.(1)	62,378	1,414,733
Chesapeake Energy Corp.(2)	24,599	1,892,647
Chord Energy Corp.	9,114	1,515,020
Civitas Resources, Inc.	18,842	1,288,416
CNX Resources Corp.(1)	35,075	701,500
DT Midstream, Inc.	21,396	1,172,501
Equitrans Midstream Corp.	95,664	973,860
HF Sinclair Corp.	34,567	1,920,888
Matador Resources Co.	24,464	1,391,023
Murphy Oil Corp.	32,402	1,382,269
Ovintiv, Inc.	56,039	2,461,233
PBF Energy, Inc., Class A	24,014	1,055,656
Permian Resources Corp.	91,912	1,250,003
Range Resources Corp.	53,280	1,621,843
Southwestern Energy Co.(1)	243,202	1,592,973
		$ 22,576,859
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp.	14,170	$ 1,003,661
		$ 1,003,661
Personal Care Products — 0.5%
BellRing Brands, Inc.(1)	29,023	$ 1,608,745
Coty, Inc., Class A(1)	82,690	1,027,010
		$ 2,635,755
Pharmaceuticals — 0.5%
Jazz Pharmaceuticals PLC(1)	13,901	$ 1,709,823
Perrigo Co. PLC	30,366	977,178
		$ 2,687,001
Professional Services — 2.8%
ASGN, Inc.(1)	10,422	$ 1,002,284
CACI International, Inc., Class A(1)	4,919	1,593,067
Concentrix Corp.	10,456	1,026,884
ExlService Holdings, Inc.(1)	36,415	1,123,403
Exponent, Inc.	11,177	984,023
FTI Consulting, Inc.(1)	7,841	1,561,535
Genpact, Ltd.	36,851	1,279,098
Insperity, Inc.	7,820	916,661
KBR, Inc.	29,809	1,651,717
ManpowerGroup, Inc.	10,777	856,448
Maximus, Inc.	13,421	1,125,485
Paylocity Holding Corp.(1)	9,551	1,574,482
Science Applications International Corp.	11,688	1,453,052
		$ 16,148,139

11
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Real Estate Management & Development — 0.3%
Jones Lang LaSalle, Inc.(1)	10,504	$ 1,983,890
		$ 1,983,890
Residential REITs — 0.8%
Apartment Income REIT Corp.	32,456	$ 1,127,197
Equity LifeStyle Properties, Inc.	41,155	2,903,074
Independence Realty Trust, Inc.	50,331	770,064
		$ 4,800,335
Retail REITs — 1.2%
Agree Realty Corp.	22,195	$ 1,397,175
Brixmor Property Group, Inc.	66,371	1,544,453
Kite Realty Group Trust	48,440	1,107,339
NNN REIT, Inc.	40,283	1,736,197
Spirit Realty Capital, Inc.	31,206	1,363,390
		$ 7,148,554
Semiconductors & Semiconductor Equipment — 2.8%
Allegro MicroSystems, Inc.(1)	15,964	$ 483,230
Amkor Technology, Inc.	23,147	770,101
Cirrus Logic, Inc.(1)	11,901	990,044
Lattice Semiconductor Corp.(1)	30,476	2,102,539
MACOM Technology Solutions Holdings, Inc.(1)	12,100	1,124,695
MKS Instruments, Inc.	13,881	1,427,939
Onto Innovation, Inc.(1)	10,837	1,656,977
Power Integrations, Inc.	12,554	1,030,809
Rambus, Inc.(1)	23,738	1,620,119
Silicon Laboratories, Inc.(1)	7,017	928,139
Synaptics, Inc.(1)	8,655	987,362
Universal Display Corp.	9,620	1,839,921
Wolfspeed, Inc.(1)(2)	27,916	1,214,625
		$ 16,176,500
Software — 2.5%
Aspen Technology, Inc.(1)	6,188	$ 1,362,288
Blackbaud, Inc.(1)	9,663	837,782
Commvault Systems, Inc.(1)	9,840	785,724
Dolby Laboratories, Inc., Class A	13,150	1,133,267
Dropbox, Inc., Class A(1)	56,565	1,667,536
Dynatrace, Inc.(1)	52,652	2,879,538
Manhattan Associates, Inc.(1)	13,593	2,926,845
Qualys, Inc.(1)	8,122	1,594,186
Teradata Corp.(1)	21,594	939,555
		$ 14,126,721
Specialized REITs — 1.8%
CubeSmart	49,649	$ 2,301,231
EPR Properties	16,893	818,466
Gaming and Leisure Properties, Inc.	58,903	2,906,863
Lamar Advertising Co., Class A	19,337	2,055,136
Security	Shares	Value
Specialized REITs (continued)
National Storage Affiliates Trust	17,060	$ 707,478
PotlatchDeltic Corp.	17,524	860,429
Rayonier, Inc.	30,124	1,006,443
		$ 10,656,046
Specialty Retail — 3.8%
AutoNation, Inc.(1)	5,727	$ 860,081
Burlington Stores, Inc.(1)	14,326	2,786,121
Dick's Sporting Goods, Inc.	13,569	1,993,965
Five Below, Inc.(1)	12,295	2,620,802
Floor & Decor Holdings, Inc., Class A(1)	23,531	2,625,118
GameStop Corp., Class A(1)(2)	59,972	1,051,309
Gap, Inc. (The)	47,877	1,001,108
Lithia Motors, Inc.	6,076	2,000,705
Murphy USA, Inc.	4,275	1,524,294
Penske Automotive Group, Inc.	4,377	702,552
RH (1)	3,413	994,821
Valvoline, Inc.(1)	30,617	1,150,587
Williams-Sonoma, Inc.	14,163	2,857,810
		$ 22,169,273
Technology Hardware, Storage & Peripherals — 0.5%
Super Micro Computer, Inc.(1)	10,241	$ 2,911,107
		$ 2,911,107
Textiles, Apparel & Luxury Goods — 2.0%
Capri Holdings, Ltd.(1)	25,661	$ 1,289,209
Carter's, Inc.	8,131	608,931
Columbia Sportswear Co.	7,615	605,697
Crocs, Inc.(1)	13,373	1,249,172
Deckers Outdoor Corp.(1)	5,681	3,797,351
PVH Corp.	13,342	1,629,325
Skechers USA, Inc., Class A(1)	29,498	1,838,905
Under Armour, Inc., Class A(1)	42,322	372,010
Under Armour, Inc., Class C(1)	42,708	356,612
		$ 11,747,212
Trading Companies & Distributors — 1.4%
Core & Main, Inc., Class A(1)	30,200	$ 1,220,382
GATX Corp.	7,939	954,426
MSC Industrial Direct Co., Inc., Class A	10,237	1,036,599
Watsco, Inc.	7,478	3,204,099
WESCO International, Inc.	9,699	1,686,462
		$ 8,101,968

12
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Water Utilities — 0.4%
Essential Utilities, Inc.	55,490	$ 2,072,552
		$ 2,072,552
Total Common Stocks (identified cost $388,903,610)		$556,215,959

Exchange-Traded Funds — 1.6%

Security	Shares	Value
Equity Funds — 1.6%
SPDR S&P MidCap 400 ETF Trust(2)	18,000	$ 9,132,840
Total Exchange-Traded Funds (identified cost $8,317,249)		$ 9,132,840

Short-Term Investments — 2.9%
Affiliated Fund — 1.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(3)	10,638,718	$ 10,638,718
Total Affiliated Fund (identified cost $10,638,718)		$ 10,638,718
Securities Lending Collateral — 0.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(4)	4,497,977	$ 4,497,977
Total Securities Lending Collateral (identified cost $4,497,977)		$ 4,497,977

U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 10/3/24(5)	$2,000	$ 1,928,137
Total U.S. Treasury Obligations (identified cost $1,922,260)		$ 1,928,137
Total Short-Term Investments (identified cost $17,058,955)		$ 17,064,832
Total Investments — 100.8% (identified cost $414,279,814)		$582,413,631

Other Assets, Less Liabilities — (0.8)%	$ (4,905,437)
Net Assets — 100.0%	$ 577,508,194

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $9,765,812.
(3)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(4)	Represents investment of cash collateral received in connection with securities lending.
(5)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:
REITs	– Real Estate Investment Trusts

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P MidCap 400 Index	46	Long	3/15/24	$12,923,700	$ 330,480
					$330,480
13
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $403,641,096) - including $9,765,812 of securities on loan	$ 571,774,913
Investments in securities of affiliated issuers, at value (identified cost $10,638,718)	10,638,718
Receivable for investments sold	507,361
Receivable for capital shares sold	104,234
Dividends receivable	751,792
Dividends receivable - affiliated	27,481
Securities lending income receivable	6,484
Receivable from affiliates	52,997
Directors' deferred compensation plan	112,989
Total assets	$583,976,969
Liabilities
Payable for variation margin on open futures contracts	$ 120,520
Payable for investments purchased	710,605
Payable for capital shares redeemed	564,236
Deposits for securities loaned	4,497,977
Payable to affiliates:
Investment advisory fee	94,770
Administrative fee	57,374
Distribution fees	61,039
Sub-transfer agency fee	235
Directors' deferred compensation plan	112,989
Accrued expenses	249,030
Total liabilities	$ 6,468,775
Net Assets	$577,508,194
Sources of Net Assets
Paid-in capital	$ 375,845,137
Distributable earnings	201,663,057
Net Assets	$577,508,194
Class I Shares
Net Assets	$ 208,057,386
Shares Outstanding	1,739,600
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 119.60
Class F Shares
Net Assets	$ 369,450,808
Shares Outstanding	3,096,052
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 119.33
14
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income	$ 9,508,647
Dividend income - affiliated issuers	371,308
Interest income	96,264
Securities lending income, net	63,575
Total investment income	$10,039,794
Expenses
Investment advisory fee	$ 1,110,878
Administrative fee	666,526
Distribution fees:
Class F	679,424
Directors' fees and expenses	38,260
Custodian fees	15,791
Transfer agency fees and expenses	366,546
Accounting fees	128,210
Professional fees	55,100
Reports to shareholders	17,529
Miscellaneous	88,692
Total expenses	$ 3,166,956
Waiver and/or reimbursement of expenses by affiliates	$ (666,352)
Net expenses	$ 2,500,604
Net investment income	$ 7,539,190
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 24,162,465
Futures contracts	601,610
Net realized gain	$24,764,075
Change in unrealized appreciation (depreciation):
Investment securities	$ 51,724,865
Futures contracts	670,810
Net change in unrealized appreciation (depreciation)	$52,395,675
Net realized and unrealized gain	$77,159,750
Net increase in net assets from operations	$84,698,940
15
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 7,539,190	$ 7,566,839
Net realized gain	24,764,075	22,445,594
Net change in unrealized appreciation (depreciation)	52,395,675	(120,522,702)
Net increase (decrease) in net assets from operations	$ 84,698,940	$ (90,510,269)
Distributions to shareholders:
Class I	$ (10,617,174)	$ (27,571,639)
Class F	(18,518,584)	(39,005,528)
Total distributions to shareholders	$ (29,135,758)	$ (66,577,167)
Capital share transactions:
Class I	$ (42,888,616)	$ 478,396
Class F	10,994,909	29,130,474
Net increase (decrease) in net assets from capital share transactions	$ (31,893,707)	$ 29,608,870
Net increase (decrease) in net assets	$ 23,669,475	$(127,478,566)
Net Assets
At beginning of year	$ 553,838,719	$ 681,317,285
At end of year	$577,508,194	$ 553,838,719
16
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Financial Highlights

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 109.06	$ 144.47	$ 120.57	$ 111.74	$ 97.01
Income (Loss) From Operations
Net investment income(1)	$ 1.68	$ 1.75	$ 1.47	$ 1.42	$ 1.63
Net realized and unrealized gain (loss)	15.17	(22.25)	27.67	12.48	22.45
Total income (loss) from operations	$ 16.85	$ (20.50)	$ 29.14	$ 13.90	$ 24.08
Less Distributions
From net investment income	$ (1.44)	$ (1.21)	$ (1.19)	$ (1.29)	$ (1.34)
From net realized gain	(4.87)	(13.70)	(4.05)	(3.78)	(8.01)
Total distributions	$ (6.31)	$ (14.91)	$ (5.24)	$ (5.07)	$ (9.35)
Net asset value — End of year	$ 119.60	$ 109.06	$ 144.47	$ 120.57	$ 111.74
Total Return(2)	16.12%	(13.33)%	24.41%	13.31%	25.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$208,057	$227,923	$293,422	$259,042	$233,933
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.45%	0.44%	0.43%	0.45%	0.43%
Net expenses	0.33% (4)	0.33% (4)	0.33%	0.33%	0.32%
Net investment income	1.47%	1.41%	1.06%	1.40%	1.48%
Portfolio Turnover	20%	12%	15%	20%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
17
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 109.04	$ 144.73	$ 121.01	$ 112.35	$ 97.71
Income (Loss) From Operations
Net investment income(1)	$ 1.46	$ 1.51	$ 1.20	$ 1.22	$ 1.40
Net realized and unrealized gain (loss)	15.14	(22.29)	27.76	12.51	22.59
Total income (loss) from operations	$ 16.60	$ (20.78)	$ 28.96	$ 13.73	$ 23.99
Less Distributions
From net investment income	$ (1.44)	$ (1.21)	$ (1.19)	$ (1.29)	$ (1.34)
From net realized gain	(4.87)	(13.70)	(4.05)	(3.78)	(8.01)
Total distributions	$ (6.31)	$ (14.91)	$ (5.24)	$ (5.07)	$ (9.35)
Net asset value — End of year	$ 119.33	$ 109.04	$ 144.73	$ 121.01	$ 112.35
Total Return(2)	15.89%	(13.51)%	24.17%	13.10%	25.55%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$369,451	$325,916	$387,895	$324,976	$297,113
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.65%	0.64%	0.63%	0.65%	0.63%
Net expenses	0.53% (4)	0.53% (4)	0.53%	0.53%	0.54%
Net investment income	1.28%	1.22%	0.86%	1.20%	1.26%
Portfolio Turnover	20%	12%	15%	20%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
18
See Notes to Financial Statements.

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P MidCap 400® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
19

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 556,215,959(1)	$ —	$ —	$ 556,215,959
Exchange-Traded Funds	9,132,840	—	—	9,132,840
Short-Term Investments:
Affiliated Fund	10,638,718	—	—	10,638,718
Securities Lending Collateral	4,497,977	—	—	4,497,977
U.S. Treasury Obligations	—	1,928,137	—	1,928,137
Total Investments	$580,485,494	$1,928,137	$ —	$582,413,631
Futures Contracts	$ 330,480	$ —	$ —	$ 330,480
Total	$580,815,974	$1,928,137	$ —	$582,744,111

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
20

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $1,110,878.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $11,813 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.33% for Class I and 0.53% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $654,539.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $666,526.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.20% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $679,424 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $3,240 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $362,386, of which $104,006 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $25,179.
21

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $106,860,114 and $152,690,749, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$ 6,660,708	$15,904,290
Long-term capital gains	$22,475,050	$50,672,877
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 8,844,184
Undistributed long-term capital gains	24,508,950
Net unrealized appreciation	168,309,923
Distributable earnings	$201,663,057
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$414,103,708
Gross unrealized appreciation	$ 193,645,987
Gross unrealized depreciation	(25,336,064)
Net unrealized appreciation	$168,309,923
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$330,480 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
22

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 601,610	$ 670,810
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2023 was approximately $10,255,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $9,765,812 and the total value of collateral received was $10,259,829, comprised of cash of $4,497,977 and U.S. government and/or agencies securities of $5,761,852.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 2,741,014	$ —	$ —	$ —	$ 2,741,014
Exchange-Traded Funds	1,756,963	—	—	—	1,756,963
Total	$4,497,977	$ —	$ —	$ —	$4,497,977
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
23

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $10,638,718, which represents 1.8% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$16,834,337	$52,262,581	$(58,458,200)	$ —	$ —	$10,638,718	$371,308	10,638,718
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	89,851	$ 10,315,554	147,564	$ 17,917,339
Reinvestment of distributions	98,912	10,617,174	273,773	27,571,639
Shares redeemed	(539,062)	(63,821,344)	(362,461)	(45,010,582)
Net increase (decrease)	(350,299)	$(42,888,616)	58,876	$ 478,396
Class F
Shares sold	166,683	$ 19,117,420	110,394	$ 13,655,016
Reinvestment of distributions	172,829	18,518,584	387,190	39,005,528
Shares redeemed	(232,414)	(26,641,095)	(188,809)	(23,530,070)
Net increase	107,098	$ 10,994,909	308,775	$ 29,130,474
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP and a separate account of another insurance company owned 16.1% and 52.8%, respectively, of the value of the outstanding shares of the Fund.
24

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P MidCap 400® Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P MidCap 400® Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
25

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Fund designates approximately $6,758,746, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 88.85% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $24,509,073 or, if subsequently determined to be different, the net capital gain of such year.
26

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

27

Calvert
VP S&P MidCap 400® Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
28

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

29

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
30

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
31

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24223     12.31.23

Calvert
VP Russell 2000® Small Cap Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Russell 2000® Small Cap Index Portfolio

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended December 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened in January 2023, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became a standout sector in 2023. Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. economy as doing surprisingly well.
But from August through October 2023, the bond market halted the stock market’s momentum. As investors feared the Fed might keep rates higher for longer than they had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted asset allocations from equities to bonds.
In the final two months of the period, however, U.S. equities made another U-turn, as investors again revised their expectations of what the Fed might do. Encouraged by cooling economic data and declining inflation, investors began to conclude the Fed was done raising interest rates -- and might begin lowering rates as early as March 2024.
In response, the U.S. stock market ended the period on a high note, with the S&P 500® Index, a broad measure of U.S. stocks; the blue-chip Dow Jones Industrial Average®; and the technology-laden Nasdaq Composite Index each rising more than 9% in November and more than 4% in December 2023. Unlike the equity rally during the first half of the period driven by a handful of large-cap technology-related stocks, the year-end rally extended across a wider range of market capitalizations, with the small-cap Russell 2000® Index keeping pace with its large-cap brethren in November, and significantly outperforming them in December.
For the period as a whole, U.S. equity performance was also strong. The S&P 500® Index returned 26.29%, the Dow Jones Industrial Average® returned 16.18%, the Nasdaq Composite Index returned 44.64%, and the Russell 2000® Index returned 16.93%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) returned 16.60% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Russell 2000® Index (the Index), returned 16.93% during the period.
The Index is unmanaged, and returns do not reflect fees or operating expenses.
The Fund seeks to track the total return of the securities composing the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Derivatives, such as options and futures, and options on such futures that provide exposure to the stocks in the Index, may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.
During the period, large-cap stocks outperformed mid-cap and small-cap stocks within the Russell family of indexes.
Meanwhile, 10 of the 11 market sectors within the Index -- save utilities -- had positive returns during the period. The best-performing sectors were information technology, consumer discretionary, and industrials, all with returns of 26% or more. Utilities and health care were the weakest-performing sectors within the Index during the period.
By period-end, the industrials, financials, and health care sectors had the largest weightings within the Index. In contrast, the communication services, utilities, and consumer staples sectors had the smallest weightings within the Index.
The Fund’s use of derivatives added to absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	16.60%	9.69%	6.77%
Class F at NAV	10/04/2005	04/27/2000	16.36	9.47	6.53

Russell 2000® Index	—	—	16.93%	9.97%	7.15%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.58%	0.78%
Net	0.40	0.60
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2013	$18,839	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
iShares Russell 2000 ETF	2.0%
Super Micro Computer, Inc.	0.5
Simpson Manufacturing Co., Inc.	0.3
e.l.f. Beauty, Inc.	0.3
Cytokinetics, Inc.	0.3
MicroStrategy, Inc., Class A	0.3
UFP Industries, Inc.	0.3
Light & Wonder, Inc., Class A	0.3
Onto Innovation, Inc.	0.3
Rambus, Inc.	0.3
Total	4.9%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund.

5

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,080.20	$1.99 **	0.38%
Class F	$1,000.00	$1,079.10	$3.04 **	0.58%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.29	$1.94 **	0.38%
Class F	$1,000.00	$1,022.28	$2.96 **	0.58%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments

Common Stocks — 95.7%

Security	Shares	Value
Aerospace & Defense — 0.9%
AAR Corp.(1)	3,429	$ 213,970
AeroVironment, Inc.(1)	2,695	339,678
AerSale Corp.(1)	2,566	32,575
Archer Aviation, Inc., Class A(1)(2)	15,049	92,401
Astronics Corp.(1)	2,722	47,417
Cadre Holdings, Inc.	1,931	63,511
Ducommun, Inc.(1)	1,312	68,303
Eve Holding, Inc.(1)(2)	1,495	10,943
Kaman Corp.	2,777	66,509
Kratos Defense & Security Solutions, Inc.(1)	13,206	267,950
Leonardo DRS, Inc.(1)	6,761	135,490
Moog, Inc., Class A	2,940	425,653
National Presto Industries, Inc.	534	42,870
Park Aerospace Corp.	1,804	26,519
Parsons Corp.(1)	4,275	268,085
Redwire Corp.(1)(2)	1,451	4,135
Rocket Lab USA, Inc.(1)(2)	27,711	153,242
Terran Orbital Corp.(1)(2)	8,404	9,581
Triumph Group, Inc.(1)	6,405	106,195
V2X, Inc.(1)	1,194	55,449
Virgin Galactic Holdings, Inc.(1)	33,989	83,273
		$ 2,513,749
Air Freight & Logistics — 0.2%
Air Transport Services Group, Inc.(1)	5,602	$ 98,651
Forward Air Corp.	2,600	163,462
Hub Group, Inc., Class A(1)	3,256	299,357
Radiant Logistics, Inc.(1)	3,434	22,802
		$ 584,272
Automobile Components — 1.3%
Adient PLC(1)	9,500	$ 345,420
American Axle & Manufacturing Holdings, Inc.(1)	11,349	99,985
Atmus Filtration Technologies, Inc.(1)	1,646	38,665
Cooper-Standard Holdings, Inc.(1)	1,396	27,278
Dana, Inc.	12,963	189,389
Dorman Products, Inc.(1)	2,618	218,367
Fox Factory Holding Corp.(1)	4,419	298,194
Gentherm, Inc.(1)	3,292	172,369
Goodyear Tire & Rubber Co. (The)(1)	29,166	417,657
Holley, Inc.(1)(2)	5,177	25,212
LCI Industries	2,560	321,818
Luminar Technologies, Inc.(1)(2)	27,070	91,226
Modine Manufacturing Co.(1)	5,330	318,201
Patrick Industries, Inc.	2,123	213,043
Solid Power, Inc.(1)(2)	15,286	22,165
Standard Motor Products, Inc.	2,104	83,760
Stoneridge, Inc.(1)	2,594	50,765
Visteon Corp.(1)	2,796	349,220
Security	Shares	Value
Automobile Components (continued)
XPEL, Inc.(1)	2,248	$ 121,055
		$ 3,403,789
Automobiles — 0.1%
Fisker, Inc.(1)(2)	19,496	$ 34,118
Livewire Group, Inc.(1)	1,992	22,530
Winnebago Industries, Inc.	2,950	214,996
Workhorse Group, Inc.(1)(2)	11,961	4,306
		$ 275,950
Banks — 9.0%
1st Source Corp.	1,657	$ 91,052
ACNB Corp.	862	38,583
Amalgamated Financial Corp.	1,744	46,983
Amerant Bancorp, Inc.	2,588	63,587
American National Bankshares, Inc.	942	45,923
Ameris Bancorp	6,857	363,764
Ames National Corp.	711	15,173
Arrow Financial Corp.	1,264	35,316
Associated Banc-Corp.	15,682	335,438
Atlantic Union Bankshares Corp.	7,781	284,318
Axos Financial, Inc.(1)	5,653	308,654
Banc of California, Inc.	13,215	177,477
BancFirst Corp.	2,191	213,250
Bancorp, Inc. (The)(1)	5,316	204,985
Bank First Corp.(2)	921	79,814
Bank of Hawaii Corp.	4,063	294,405
Bank of Marin Bancorp	1,552	34,175
Bank of NT Butterfield & Son, Ltd. (The)	4,983	159,506
Bank7 Corp.	308	8,424
BankUnited, Inc.	7,706	249,906
Bankwell Financial Group, Inc.	423	12,766
Banner Corp.	3,404	182,318
Bar Harbor Bankshares	1,466	43,042
Baycom Corp.	964	22,741
BCB Bancorp, Inc.	1,078	13,852
Berkshire Hills Bancorp, Inc.	4,382	108,805
Blue Foundry Bancorp(1)	2,149	20,781
Blue Ridge Bankshares, Inc.(2)	1,360	4,121
Bridgewater Bancshares, Inc.(1)	1,907	25,783
Brookline Bancorp, Inc.	8,680	94,699
Burke & Herbert Financial Services Corp.(2)	531	33,400
Business First Bancshares, Inc.	2,368	58,371
Byline Bancorp, Inc.	2,443	57,557
C&F Financial Corp.	271	18,479
Cadence Bank	18,459	546,202
Cambridge Bancorp	750	52,050
Camden National Corp.	1,409	53,021
Capital Bancorp, Inc.	945	22,869
Capital City Bank Group, Inc.	1,232	36,258
Capitol Federal Financial, Inc.	12,693	81,870

7
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
Capstar Financial Holdings, Inc.	1,934	$ 36,243
Carter Bankshares, Inc.(1)	1,998	29,910
Cathay General Bancorp	7,202	320,993
Central Pacific Financial Corp.	2,337	45,992
Central Valley Community Bancorp	825	18,439
Chemung Financial Corp.	289	14,392
ChoiceOne Financial Services, Inc.(2)	577	16,906
Citizens & Northern Corp.	1,548	34,722
Citizens Financial Services, Inc.	358	23,170
City Holding Co.	1,513	166,823
Civista Bancshares, Inc.	1,318	24,304
CNB Financial Corp.	2,047	46,242
Coastal Financial Corp.(1)	1,076	47,785
Codorus Valley Bancorp, Inc.	792	20,354
Colony Bankcorp, Inc.	1,228	16,332
Columbia Financial, Inc.(1)	3,075	59,286
Community Bank System, Inc.	5,517	287,491
Community Trust Bancorp, Inc.	1,609	70,571
ConnectOne Bancorp, Inc.	3,685	84,423
CrossFirst Bankshares, Inc.(1)	4,396	59,698
Customers Bancorp, Inc.(1)	2,844	163,871
CVB Financial Corp.	13,784	278,299
Dime Community Bancshares, Inc.	3,477	93,636
Eagle Bancorp, Inc.	3,047	91,837
Eastern Bankshares, Inc.	16,055	227,981
Enterprise Bancorp, Inc.	790	25,485
Enterprise Financial Services Corp.	3,608	161,097
Equity Bancshares, Inc., Class A	1,296	43,934
Esquire Financial Holdings, Inc.	711	35,522
ESSA Bancorp, Inc.	718	14,374
Evans Bancorp, Inc.	433	13,652
Farmers & Merchants Bancorp, Inc.	1,340	33,232
Farmers National Banc Corp.	3,664	52,945
FB Financial Corp.	3,528	140,591
Fidelity D&D Bancorp, Inc.	385	22,342
Financial Institutions, Inc.	1,360	28,968
First Bancorp, Inc. (The)	691	19,500
First Bancorp.	3,957	146,449
First BanCorp. / Puerto Rico	17,631	290,030
First Bancshares, Inc. (The)	3,016	88,459
First Bank / Hamilton	2,134	31,370
First Busey Corp.	5,163	128,146
First Business Financial Services, Inc.	601	24,100
First Commonwealth Financial Corp.	10,176	157,117
First Community Bankshares, Inc.	1,752	64,999
First Community Corp.	609	13,112
First Financial Bancorp	9,759	231,776
First Financial Bankshares, Inc.	13,504	409,171
First Financial Corp. / IN	1,159	49,872
First Foundation, Inc.	4,983	48,235
First Interstate BancSystem, Inc., Class A	8,559	263,189
Security	Shares	Value
Banks (continued)
First Merchants Corp.	6,125	$ 227,115
First Mid Bancshares, Inc.	2,306	79,926
First of Long Island Corp. (The)	2,051	27,155
First Western Financial, Inc.(1)	592	11,739
Five Star Bancorp	1,323	34,636
Flushing Financial Corp.	2,869	47,281
FS Bancorp, Inc.	547	20,217
Fulton Financial Corp.	16,178	266,290
FVCBankcorp, Inc.(1)	1,120	15,904
German American Bancorp, Inc.	2,788	90,359
Glacier Bancorp, Inc.	11,274	465,842
Great Southern Bancorp, Inc.	796	47,243
Greene County Bancorp, Inc.	508	14,326
Guaranty Bancshares, Inc.	732	24,610
Hancock Whitney Corp.	8,990	436,824
Hanmi Financial Corp.	3,003	58,258
HarborOne Bancorp, Inc.	3,960	47,441
HBT Financial, Inc.	1,324	27,950
Heartland Financial USA, Inc.	4,203	158,075
Heritage Commerce Corp.	5,845	57,982
Heritage Financial Corp.	3,423	73,218
Hilltop Holdings, Inc.	4,643	163,480
Hingham Institution for Savings (The)	147	28,577
Home Bancorp, Inc.	638	26,802
Home BancShares, Inc.	19,281	488,388
HomeStreet, Inc.	1,583	16,305
HomeTrust Bancshares, Inc.	1,190	32,035
Hope Bancorp, Inc.	11,475	138,618
Horizon Bancorp	4,256	60,903
Independent Bank Corp.	4,578	301,278
Independent Bank Corp. / MI	1,993	51,858
Independent Bank Group, Inc.	3,597	183,015
International Bancshares Corp.	5,565	302,291
John Marshall Bancorp, Inc.	1,260	28,426
Kearny Financial Corp.	5,244	47,039
Lakeland Bancorp, Inc.	6,201	91,713
Lakeland Financial Corp.	2,469	160,880
LCNB Corp.	873	13,767
Live Oak Bancshares, Inc.	3,345	152,197
Luther Burbank Corp.(1)	1,113	11,920
Macatawa Bank Corp.	2,061	23,248
MainStreet Bancshares, Inc.	575	14,266
Mercantile Bank Corp.	1,548	62,508
Metrocity Bankshares, Inc.	1,802	43,284
Metropolitan Bank Holding Corp.(1)	1,034	57,263
Mid Penn Bancorp, Inc.	1,112	26,999
Middlefield Banc Corp.	649	21,008
Midland States Bancorp, Inc.	2,135	58,841
MidWestOne Financial Group, Inc.	1,404	37,782
MVB Financial Corp.	1,120	25,267
National Bank Holdings Corp., Class A	3,662	136,190

8
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Banks (continued)
National Bankshares, Inc.	477	$ 15,431
NBT Bancorp, Inc.	4,746	198,905
Nicolet Bankshares, Inc.	1,270	102,210
Northeast Bank	765	42,220
Northeast Community Bancorp, Inc.(2)	1,105	19,603
Northfield Bancorp, Inc.	3,620	45,540
Northrim BanCorp, Inc.	455	26,031
Northwest Bancshares, Inc.	12,670	158,122
Norwood Financial Corp.	609	20,042
Oak Valley Bancorp	556	16,652
OceanFirst Financial Corp.	5,792	100,549
OFG Bancorp	4,635	173,720
Old National Bancorp	29,615	500,197
Old Second Bancorp, Inc.	4,314	66,608
Orange County Bancorp, Inc.	422	25,421
Origin Bancorp, Inc.	2,901	103,189
Orrstown Financial Services, Inc.	900	26,550
Pacific Premier Bancorp, Inc.	9,830	286,151
Park National Corp.	1,425	189,325
Parke Bancorp, Inc.	758	15,350
Pathward Financial, Inc.	2,730	144,499
PCB Bancorp	873	16,089
Peapack-Gladstone Financial Corp.	1,683	50,187
Penns Woods Bancorp, Inc.	566	12,741
Peoples Bancorp, Inc.	3,365	113,602
Peoples Financial Services Corp.	676	32,921
Pioneer Bancorp, Inc.(1)	918	9,189
Plumas Bancorp	452	18,690
Ponce Financial Group, Inc.(1)	1,689	16,485
Preferred Bank / Los Angeles	1,331	97,230
Premier Financial Corp.	3,489	84,085
Primis Financial Corp.	1,573	19,914
Princeton Bancorp, Inc.	420	15,078
Provident Financial Services, Inc.	7,300	131,619
QCR Holdings, Inc.	1,639	95,701
RBB Bancorp	1,736	33,053
Red River Bancshares, Inc.	422	23,678
Renasant Corp.	5,488	184,836
Republic Bancorp, Inc., Class A	737	40,653
S&T Bancorp, Inc.	3,866	129,202
Sandy Spring Bancorp, Inc.	4,359	118,739
Seacoast Banking Corp. of Florida	8,726	248,342
ServisFirst Bancshares, Inc.	5,278	351,673
Shore Bancshares, Inc.	3,085	43,961
Sierra Bancorp	1,243	28,030
Simmons First National Corp., Class A	12,555	249,091
SmartFinancial, Inc.	1,564	38,302
South Plains Financial, Inc.	1,206	34,926
Southern First Bancshares, Inc.(1)	613	22,742
Southern Missouri Bancorp, Inc.	983	52,482
Southern States Bancshares, Inc.	620	18,154
Security	Shares	Value
Banks (continued)
Southside Bancshares, Inc.	2,903	$ 90,922
SouthState Corp.	7,713	651,363
Stellar Bancorp, Inc.	4,840	134,746
Sterling Bancorp, Inc.(1)	1,284	7,409
Stock Yards Bancorp, Inc.	2,698	138,920
Summit Financial Group, Inc.	955	29,309
Texas Capital Bancshares, Inc.(1)	4,962	320,694
Third Coast Bancshares, Inc.(1)	958	19,035
Timberland Bancorp, Inc.	623	19,600
Tompkins Financial Corp.	1,378	82,997
TowneBank	6,978	207,665
TriCo Bancshares	3,089	132,734
Triumph Financial, Inc.(1)	2,209	177,118
TrustCo Bank Corp.	1,927	59,833
Trustmark Corp.	6,050	168,674
UMB Financial Corp.	4,588	383,327
United Bankshares, Inc.	13,227	496,674
United Community Banks, Inc.	11,976	350,418
Unity Bancorp, Inc.	528	15,624
Univest Financial Corp.	2,862	63,050
USCB Financial Holdings, Inc.(1)	808	9,898
Valley National Bancorp	43,633	473,854
Veritex Holdings, Inc.	5,216	121,376
Virginia National Bankshares Corp.	390	13,408
WaFd, Inc.	6,514	214,701
Washington Trust Bancorp, Inc.	1,669	54,042
WesBanco, Inc.	5,737	179,970
West BanCorp, Inc.	1,387	29,404
Westamerica BanCorp.	2,600	146,666
WSFS Financial Corp.	6,343	291,334
		$ 24,088,099
Beverages — 0.4%
Coca-Cola Consolidated, Inc.	495	$ 459,558
Duckhorn Portfolio, Inc. (The)(1)	4,331	42,660
MGP Ingredients, Inc.	1,577	155,366
National Beverage Corp.(1)	2,357	117,190
Primo Water Corp.	16,211	243,975
Vita Coco Co., Inc. (The)(1)	2,841	72,872
Zevia PBC, Class A(1)	2,059	4,139
		$ 1,095,760
Biotechnology — 7.1%
2seventy bio, Inc.(1)(2)	4,148	$ 17,712
4D Molecular Therapeutics, Inc.(1)	3,929	79,602
89bio, Inc.(1)	6,142	68,606
Aadi Bioscience, Inc.(1)	1,086	2,194
ACADIA Pharmaceuticals, Inc.(1)	12,544	392,753
ACELYRIN, Inc.(1)(2)	3,322	24,782
Acrivon Therapeutics, Inc.(1)	695	3,419
Actinium Pharmaceuticals, Inc.(1)(2)	2,148	10,912

9
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Adicet Bio, Inc.(1)(2)	2,145	$ 4,054
ADMA Biologics, Inc.(1)	20,929	94,599
Aerovate Therapeutics, Inc.(1)	772	17,470
Agenus, Inc.(1)	34,082	28,216
Agios Pharmaceuticals, Inc.(1)	5,519	122,908
Akero Therapeutics, Inc.(1)	5,145	120,136
Aldeyra Therapeutics, Inc.(1)	3,846	13,499
Alector, Inc.(1)	6,260	49,955
Alkermes PLC(1)	16,721	463,841
Allakos, Inc.(1)	5,490	14,988
Allogene Therapeutics, Inc.(1)(2)	8,104	26,014
Allovir, Inc.(1)(2)	2,408	1,637
Alpine Immune Sciences, Inc.(1)	3,371	64,251
Altimmune, Inc.(1)(2)	5,470	61,537
ALX Oncology Holdings, Inc.(1)	2,790	41,543
Amicus Therapeutics, Inc.(1)	29,416	417,413
AnaptysBio, Inc.(1)	1,512	32,387
Anavex Life Sciences Corp.(1)(2)	6,976	64,947
Anika Therapeutics, Inc.(1)	1,202	27,237
Annexon, Inc.(1)(2)	3,769	17,111
Apogee Therapeutics, Inc.(1)	1,954	54,595
Arbutus Biopharma Corp.(1)(2)	9,124	22,810
Arcellx, Inc.(1)	3,970	220,335
Arcturus Therapeutics Holdings, Inc.(1)	2,317	73,055
Arcus Biosciences, Inc.(1)	5,242	100,122
Arcutis Biotherapeutics, Inc.(1)(2)	5,071	16,379
Ardelyx, Inc.(1)	23,865	147,963
Arrowhead Pharmaceuticals, Inc.(1)	10,186	311,692
ARS Pharmaceuticals, Inc.(1)	2,002	10,971
Astria Therapeutics, Inc.(1)	2,110	16,205
Atara Biotherapeutics, Inc.(1)	6,782	3,478
Aura Biosciences, Inc.(1)	2,268	20,094
Aurinia Pharmaceuticals, Inc.(1)(2)	13,454	120,951
Avid Bioservices, Inc.(1)	6,166	40,079
Avidity Biosciences, Inc.(1)	7,024	63,567
Avita Medical, Inc.(1)	2,076	28,483
Beam Therapeutics, Inc.(1)(2)	7,503	204,232
BioAtla, Inc.(1)	3,653	8,986
BioCryst Pharmaceuticals, Inc.(1)	18,832	112,804
Biohaven, Ltd.(1)	7,082	303,110
Biomea Fusion, Inc.(1)(2)	1,641	23,827
BioVie, Inc.(1)	274	345
Bioxcel Therapeutics, Inc.(1)(2)	1,350	3,983
Bluebird Bio, Inc.(1)	8,694	11,998
Blueprint Medicines Corp.(1)	6,142	566,538
Bridgebio Pharma, Inc.(1)	11,540	465,870
Cabaletta Bio, Inc.(1)	3,452	78,360
CareDx, Inc.(1)	5,133	61,596
Caribou Biosciences, Inc.(1)	7,487	42,901
Carisma Therapeutics, Inc.	2,202	6,452
Cartesian Therapeutics, Inc.(1)	9,591	6,612
Security	Shares	Value
Biotechnology (continued)
Catalyst Pharmaceuticals, Inc.(1)	10,396	$ 174,757
Celcuity, Inc.(1)	1,423	20,733
Celldex Therapeutics, Inc.(1)	4,616	183,071
Century Therapeutics, Inc.(1)	905	3,005
Cerevel Therapeutics Holdings, Inc.(1)	7,236	306,806
Cogent Biosciences, Inc.(1)	8,129	47,799
Coherus Biosciences, Inc.(1)(2)	9,819	32,697
Compass Therapeutics, Inc.(1)	7,536	11,756
Crinetics Pharmaceuticals, Inc.(1)	6,759	240,485
Cue Biopharma, Inc.(1)	2,854	7,535
Cullinan Oncology, Inc.(1)	1,984	20,217
Cytokinetics, Inc.(1)	9,381	783,220
Day One Biopharmaceuticals, Inc.(1)	6,279	91,673
Deciphera Pharmaceuticals, Inc.(1)	5,166	83,328
Denali Therapeutics, Inc.(1)	12,230	262,456
Design Therapeutics, Inc.(1)	2,570	6,810
Disc Medicine, Inc.(1)	885	51,118
Dynavax Technologies Corp.(1)	12,878	180,034
Dyne Therapeutics, Inc.(1)	4,605	61,246
Eagle Pharmaceuticals, Inc.(1)	867	4,534
Editas Medicine, Inc.(1)	8,245	83,522
Emergent BioSolutions, Inc.(1)(2)	3,841	9,218
Enanta Pharmaceuticals, Inc.(1)	1,973	18,566
Entrada Therapeutics, Inc.(1)	1,767	26,664
Erasca, Inc.(1)	4,957	10,558
Fate Therapeutics, Inc.(1)	8,358	31,259
Fennec Pharmaceuticals, Inc.(1)	1,499	16,819
FibroGen, Inc.(1)(2)	7,057	6,255
Foghorn Therapeutics, Inc.(1)	1,534	9,894
Genelux Corp.(1)	1,860	26,059
Generation Bio Co.(1)	3,277	5,407
Geron Corp.(1)(2)	49,479	104,401
Graphite Bio, Inc.(1)	2,314	6,063
Gritstone bio, Inc.(1)	7,248	14,786
Halozyme Therapeutics, Inc.(1)	13,115	484,730
Heron Therapeutics, Inc.(1)(2)	7,128	12,118
HilleVax, Inc.(1)	2,714	43,560
Humacyte, Inc.(1)(2)	4,704	13,359
Icosavax, Inc.(1)	2,705	42,631
Ideaya Biosciences, Inc.(1)	6,230	221,663
IGM Biosciences, Inc.(1)	627	5,210
Immuneering Corp., Class A(1)	1,675	12,311
ImmunityBio, Inc.(1)(2)	13,724	68,894
ImmunoGen, Inc.(1)	24,261	719,339
Immunovant, Inc.(1)	5,585	235,296
Inhibrx, Inc.(1)(2)	3,412	129,656
Inozyme Pharma, Inc.(1)	4,805	20,469
Insmed, Inc.(1)	14,309	443,436
Intellia Therapeutics, Inc.(1)	9,133	278,465
Iovance Biotherapeutics, Inc.(1)	22,989	186,901
Ironwood Pharmaceuticals, Inc.(1)	13,773	157,563

10
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
iTeos Therapeutics, Inc.(1)	2,444	$ 26,762
Janux Therapeutics, Inc.(1)(2)	1,706	18,305
KalVista Pharmaceuticals, Inc.(1)	2,468	30,233
Karyopharm Therapeutics, Inc.(1)	6,194	5,358
Keros Therapeutics, Inc.(1)	2,236	88,903
Kezar Life Sciences, Inc.(1)	4,127	3,910
Kiniksa Pharmaceuticals, Ltd., Class A(1)	3,094	54,269
Kodiak Sciences, Inc.(1)	2,568	7,807
Krystal Biotech, Inc.(1)	2,237	277,522
Kura Oncology, Inc.(1)	7,304	105,032
Kymera Therapeutics, Inc.(1)(2)	3,775	96,111
Larimar Therapeutics, Inc.(1)	2,118	9,637
Lexicon Pharmaceuticals, Inc.(1)(2)	5,367	8,212
Lineage Cell Therapeutics, Inc.(1)	10,656	11,615
Lyell Immunopharma, Inc.(1)(2)	17,114	33,201
MacroGenics, Inc.(1)	6,300	60,606
Madrigal Pharmaceuticals, Inc.(1)	1,532	354,474
MannKind Corp.(1)(2)	25,517	92,882
MeiraGTx Holdings PLC(1)	2,356	16,539
Merrimack Pharmaceuticals, Inc.(1)	865	11,600
Mersana Therapeutics, Inc.(1)	9,896	22,959
MiMedx Group, Inc.(1)	11,316	99,241
Mineralys Therapeutics, Inc.(1)(2)	972	8,359
Mirum Pharmaceuticals, Inc.(1)	2,637	77,844
Monte Rosa Therapeutics, Inc.(1)	2,241	12,662
Morphic Holding, Inc.(1)	3,804	109,860
Mural Oncology PLC(1)	1,648	9,756
Myriad Genetics, Inc.(1)	8,027	153,637
Nkarta, Inc.(1)(2)	2,431	16,045
Novavax, Inc.(1)(2)	8,587	41,218
Nurix Therapeutics, Inc.(1)	4,621	47,689
Nuvalent, Inc., Class A(1)	2,751	202,446
Nuvectis Pharma, Inc.(1)	566	4,720
Ocean Biomedical, Inc.(1)	717	473
Olema Pharmaceuticals, Inc.(1)	2,217	31,105
Omega Therapeutics, Inc.(1)(2)	2,013	6,059
Organogenesis Holdings, Inc.(1)	5,386	22,029
ORIC Pharmaceuticals, Inc.(1)	3,223	29,652
Outlook Therapeutics, Inc.(1)	12,147	4,786
Ovid Therapeutics, Inc.(1)	4,924	15,855
PDS Biotechnology Corp.(1)	2,309	11,476
PepGen, Inc.(1)	1,175	7,990
PMV Pharmaceuticals, Inc.(1)	3,772	11,693
Poseida Therapeutics, Inc.(1)	5,612	18,856
Precigen, Inc.(1)(2)	13,542	18,146
Prelude Therapeutics, Inc.(1)	819	3,497
Prime Medicine, Inc.(1)	3,901	34,563
ProKidney Corp.(1)	4,510	8,028
Protagonist Therapeutics, Inc.(1)	5,912	135,562
Protalix BioTherapeutics, Inc.(1)(2)	4,638	8,256
Prothena Corp. PLC(1)	4,368	158,733
Security	Shares	Value
Biotechnology (continued)
PTC Therapeutics, Inc.(1)	7,459	$ 205,570
Rallybio Corp.(1)(2)	2,525	6,035
Rapt Therapeutics, Inc.(1)	2,913	72,388
RayzeBio, Inc.(1)	2,080	129,314
Recursion Pharmaceuticals, Inc., Class A(1)(2)	13,560	133,702
REGENXBIO, Inc.(1)	4,037	72,464
Relay Therapeutics, Inc.(1)	8,970	98,760
Reneo Pharmaceuticals, Inc.(1)	799	1,278
Replimune Group, Inc.(1)	4,017	33,863
REVOLUTION Medicines, Inc.(1)	14,889	427,017
Rhythm Pharmaceuticals, Inc.(1)	5,318	244,468
Rigel Pharmaceuticals, Inc.(1)	14,810	21,474
Rocket Pharmaceuticals, Inc.(1)	6,494	194,625
Sage Therapeutics, Inc.(1)	5,253	113,833
Sagimet Biosciences, Inc., Class A(1)(2)	525	2,846
Sana Biotechnology, Inc.(1)(2)	9,266	37,805
Sangamo Therapeutics, Inc.(1)	9,803	5,326
Savara, Inc.(1)	9,054	42,554
Scholar Rock Holding Corp.(1)(2)	5,742	107,950
Seres Therapeutics, Inc.(1)	8,033	11,246
SpringWorks Therapeutics, Inc.(1)	6,947	253,565
Stoke Therapeutics, Inc.(1)(2)	2,278	11,982
Summit Therapeutics, Inc.(1)	9,569	24,975
Sutro Biopharma, Inc.(1)	4,967	21,308
Syndax Pharmaceuticals, Inc.(1)	6,546	141,459
Tango Therapeutics, Inc.(1)	4,378	43,342
Tenaya Therapeutics, Inc.(1)	3,317	10,747
TG Therapeutics, Inc.(1)(2)	14,355	245,183
Travere Therapeutics, Inc.(1)	7,238	65,070
Turnstone Biologics Corp.(1)	630	1,603
Twist Bioscience Corp.(1)	5,655	208,443
Tyra Biosciences, Inc.(1)	940	13,019
UroGen Pharma, Ltd.(1)	2,816	42,240
Vanda Pharmaceuticals, Inc.(1)	4,281	18,066
Vaxcyte, Inc.(1)	9,495	596,286
Vaxxinity, Inc., Class A(1)	3,519	2,991
Vera Therapeutics, Inc.(1)	3,312	50,939
Veracyte, Inc.(1)	7,233	198,980
Vericel Corp.(1)	4,732	168,507
Verve Therapeutics, Inc.(1)	5,040	70,258
Vigil Neuroscience, Inc.(1)	1,327	4,485
Viking Therapeutics, Inc.(1)	9,553	177,781
Vir Biotechnology, Inc.(1)	8,321	83,709
Viridian Therapeutics, Inc.(1)(2)	4,162	90,648
Vor BioPharma, Inc.(1)	3,111	7,000
Voyager Therapeutics, Inc.(1)	2,623	22,138
X4 Pharmaceuticals, Inc.(1)	10,167	8,525
Xencor, Inc.(1)	5,763	122,348
XOMA Corp.(1)	604	11,174
Y-mAbs Therapeutics, Inc.(1)	2,645	18,039
Zentalis Pharmaceuticals, Inc.(1)	5,837	88,431

11
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Biotechnology (continued)
Zura Bio, Ltd.(1)	626	$ 2,923
Zymeworks, Inc.(1)	5,616	58,350
		$ 18,943,673
Broadline Retail — 0.1%
Big Lots, Inc.	2,101	$ 16,367
ContextLogic, Inc., Class A(1)(2)	1,423	8,467
Dillard's, Inc., Class A(2)	360	145,314
Qurate Retail, Inc., Class B(1)	110	719
Savers Value Village, Inc.(1)	2,598	45,153
		$ 216,020
Building Products — 1.9%
AAON, Inc.	6,847	$ 505,788
American Woodmark Corp.(1)	1,656	153,760
Apogee Enterprises, Inc.	2,197	117,342
AZZ, Inc.	2,467	143,308
CSW Industrials, Inc.	1,597	331,234
Gibraltar Industries, Inc.(1)	3,081	243,337
Griffon Corp.	4,362	265,864
Insteel Industries, Inc.	1,863	71,334
Janus International Group, Inc.(1)	8,442	110,168
JELD-WEN Holding, Inc.(1)	8,463	159,781
Masonite International Corp.(1)	2,302	194,887
MasterBrand, Inc.(1)	12,895	191,491
PGT Innovations, Inc.(1)	5,781	235,287
Quanex Building Products Corp.	3,282	100,331
Resideo Technologies, Inc.(1)	15,172	285,537
Simpson Manufacturing Co., Inc.	4,348	860,817
UFP Industries, Inc.	6,084	763,846
Zurn Elkay Water Solutions Corp., Class C	15,329	450,826
		$ 5,184,938
Capital Markets — 1.3%
AlTi Global, Inc.(1)(2)	1,737	$ 15,216
Artisan Partners Asset Management, Inc., Class A	6,364	281,162
Assetmark Financial Holdings, Inc.(1)	2,169	64,962
B. Riley Financial, Inc.	1,858	38,999
Bakkt Holdings, Inc.(1)(2)	4,263	9,506
BGC Group, Inc., Class A	37,090	267,790
Brightsphere Investment Group, Inc.	3,238	62,040
Cohen & Steers, Inc.	2,585	195,762
Diamond Hill Investment Group, Inc.	250	41,398
Donnelley Financial Solutions, Inc.(1)	2,459	153,368
Forge Global Holdings, Inc.(1)	9,074	31,124
GCM Grosvenor, Inc., Class A	3,365	30,150
Hamilton Lane, Inc., Class A	3,785	429,370
MarketWise, Inc.	1,277	3,486
Moelis & Co., Class A	6,920	388,420
Open Lending Corp., Class A(1)	9,892	84,181
P10, Inc., Class A	4,525	46,245
Security	Shares	Value
Capital Markets (continued)
Patria Investments, Ltd., Class A	5,365	$ 83,211
Perella Weinberg Partners	4,355	53,262
Piper Sandler Cos.	1,797	314,241
PJT Partners, Inc., Class A(2)	2,418	246,322
Silvercrest Asset Management Group, Inc., Class A	744	12,648
StepStone Group, Inc., Class A	5,363	170,704
StoneX Group, Inc.(1)	2,776	204,952
Value Line, Inc.	91	4,436
Victory Capital Holdings, Inc., Class A	2,755	94,882
Virtus Investment Partners, Inc.	689	166,573
WisdomTree, Inc.	13,617	94,366
		$ 3,588,776
Chemicals — 1.8%
AdvanSix, Inc.	2,633	$ 78,885
American Vanguard Corp.	2,506	27,491
Aspen Aerogels, Inc.(1)	5,021	79,231
Avient Corp.	9,368	389,428
Balchem Corp.	3,229	480,314
Cabot Corp.	5,588	466,598
Core Molding Technologies, Inc.(1)	640	11,859
Danimer Scientific, Inc.(1)(2)	7,000	7,140
Ecovyst, Inc.(1)	9,465	92,473
FutureFuel Corp.	1,874	11,394
Hawkins, Inc.	1,924	135,488
HB Fuller Co.	5,605	456,303
Ingevity Corp.(1)	3,718	175,564
Innospec, Inc.	2,584	318,452
Intrepid Potash, Inc.(1)	831	19,853
Koppers Holdings, Inc.	2,005	102,696
Kronos Worldwide, Inc.	1,877	18,657
Livent Corp.(1)(2)	18,699	336,208
LSB Industries, Inc.(1)	5,423	50,488
Mativ Holdings, Inc.	5,420	82,980
Minerals Technologies, Inc.	3,236	230,759
Origin Materials, Inc.(1)(2)	10,461	8,748
Orion S.A.	5,576	154,623
Perimeter Solutions S.A.(1)	15,459	71,111
PureCycle Technologies, Inc.(1)(2)	11,545	46,757
Quaker Chemical Corp.	1,439	307,111
Rayonier Advanced Materials, Inc.(1)	5,330	21,587
Sensient Technologies Corp.	4,360	287,760
Stepan Co.	2,118	200,257
Trinseo PLC	3,452	28,893
Tronox Holdings PLC, Class A	11,640	164,822
Valhi, Inc.	189	2,871
		$ 4,866,801
Commercial Services & Supplies — 1.5%
ABM Industries, Inc.	6,861	$ 307,579
ACCO Brands Corp.	9,262	56,313

12
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Commercial Services & Supplies (continued)
ACV Auctions, Inc., Class A(1)	12,632	$ 191,375
Aris Water Solutions, Inc., Class A	2,469	20,715
BrightView Holdings, Inc.(1)	3,485	29,344
Brink's Co. (The)	4,781	420,489
Casella Waste Systems, Inc., Class A(1)	5,707	487,720
CECO Environmental Corp.(1)	3,074	62,341
Cimpress PLC(1)	1,772	141,848
CompX International, Inc.	124	3,135
CoreCivic, Inc.(1)	11,304	164,247
Deluxe Corp.	4,327	92,814
Ennis, Inc.	2,271	49,758
Enviri Corp.(1)	7,844	70,596
GEO Group, Inc. (The)(1)	11,837	128,195
Healthcare Services Group, Inc.(1)	7,399	76,728
HNI Corp.	4,591	192,041
Interface, Inc.	5,657	71,391
LanzaTech Global, Inc.(1)	1,704	8,571
Li-Cycle Holdings Corp.(1)	13,610	7,959
Liquidity Services, Inc.(1)	2,122	36,520
Matthews International Corp., Class A	2,954	108,264
MillerKnoll, Inc.	7,551	201,461
Montrose Environmental Group, Inc.(1)	2,773	89,096
NL Industries, Inc.	532	2,984
OPENLANE, Inc.(1)	10,732	158,941
Performant Financial Corp.(1)	5,558	17,369
Pitney Bowes, Inc.	17,315	76,186
Quad / Graphics, Inc.(1)	2,612	14,157
SP Plus Corp.(1)	1,931	98,964
Steelcase, Inc., Class A	9,597	129,751
UniFirst Corp.	1,554	284,242
Viad Corp.(1)	2,008	72,689
VSE Corp.	1,283	82,895
		$ 3,956,678
Communications Equipment — 0.6%
ADTRAN Holdings, Inc.	7,756	$ 56,929
Aviat Networks, Inc.(1)	1,092	35,665
Calix, Inc.(1)	6,108	266,858
Cambium Networks Corp.(1)	659	3,954
Clearfield, Inc.(1)	1,291	37,542
CommScope Holding Co., Inc.(1)	20,601	58,095
Comtech Telecommunications Corp.	2,055	17,324
Digi International, Inc.(1)	3,494	90,844
DZS, Inc.(1)	1,018	2,005
Extreme Networks, Inc.(1)	13,070	230,555
Harmonic, Inc.(1)	10,947	142,749
Infinera Corp.(1)	19,826	94,173
KVH Industries, Inc.(1)	1,549	8,148
NETGEAR, Inc.(1)	2,438	35,546
NetScout Systems, Inc.(1)	7,183	157,667
Ribbon Communications, Inc.(1)	8,663	25,123
Security	Shares	Value
Communications Equipment (continued)
Viavi Solutions, Inc.(1)	22,226	$ 223,816
		$ 1,486,993
Construction & Engineering — 1.6%
Ameresco, Inc., Class A(1)	3,197	$ 101,249
API Group Corp.(1)	21,189	733,139
Arcosa, Inc.	5,026	415,349
Argan, Inc.	1,271	59,470
Bowman Consulting Group, Ltd.(1)	1,118	39,711
Comfort Systems USA, Inc.	3,586	737,533
Concrete Pumping Holdings, Inc.(1)	2,145	17,589
Construction Partners, Inc., Class A(1)	3,994	173,819
Dycom Industries, Inc.(1)	2,969	341,702
Fluor Corp.(1)	14,446	565,850
Granite Construction, Inc.	4,569	232,379
Great Lakes Dredge & Dock Corp.(1)	6,469	49,682
IES Holdings, Inc.(1)	808	64,010
INNOVATE Corp.(1)(2)	3,792	4,664
Limbach Holdings, Inc.(1)	760	34,557
MYR Group, Inc.(1)	1,703	246,305
Northwest Pipe Co.(1)	837	25,328
Primoris Services Corp.	5,279	175,315
Southland Holdings, Inc.(1)	310	1,600
Sterling Infrastructure, Inc.(1)	3,102	272,759
Tutor Perini Corp.(1)	4,396	40,004
		$ 4,332,014
Construction Materials — 0.3%
Knife River Corp.(1)	5,862	$ 387,947
Summit Materials, Inc., Class A(1)	12,050	463,443
United States Lime & Minerals, Inc.	203	46,761
		$ 898,151
Consumer Finance — 0.8%
Atlanticus Holdings Corp.(1)	446	$ 17,247
Bread Financial Holdings, Inc.	5,018	165,293
Consumer Portfolio Services, Inc.(1)	1,073	10,054
Encore Capital Group, Inc.(1)	2,310	117,232
Enova International, Inc.(1)	3,024	167,409
FirstCash Holdings, Inc.	3,903	423,046
Green Dot Corp., Class A(1)	4,617	45,708
LendingClub Corp.(1)	10,579	92,460
LendingTree, Inc.(1)	911	27,622
Navient Corp.	9,200	171,304
Nelnet, Inc., Class A	1,336	117,862
NerdWallet, Inc., Class A(1)	3,499	51,505
OppFi, Inc.(1)	1,009	5,166
PRA Group, Inc.(1)	3,840	100,608
PROG Holdings, Inc.(1)	4,604	142,310
Regional Management Corp.	671	16,829
Upstart Holdings, Inc.(1)(2)	7,582	309,800

13
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Consumer Finance (continued)
World Acceptance Corp.(1)	369	$ 48,166
		$ 2,029,621
Consumer Staples Distribution & Retail — 0.5%
Andersons, Inc. (The)	3,200	$ 184,128
Chefs' Warehouse, Inc. (The)(1)	3,500	103,005
HF Foods Group, Inc.(1)	3,141	16,773
Ingles Markets, Inc., Class A	1,398	120,745
Natural Grocers by Vitamin Cottage, Inc., Class C	875	14,000
PriceSmart, Inc.	2,572	194,906
SpartanNash Co.	3,443	79,017
Sprouts Farmers Market, Inc.(1)	10,298	495,437
United Natural Foods, Inc.(1)	5,890	95,595
Village Super Market, Inc., Class A	640	16,787
Weis Markets, Inc.	1,638	104,766
		$ 1,425,159
Containers & Packaging — 0.3%
Greif, Inc., Class A	2,462	$ 161,483
Greif, Inc., Class B	446	29,440
Myers Industries, Inc.	3,634	71,045
O-I Glass, Inc.(1)	16,093	263,603
Pactiv Evergreen, Inc.	4,146	56,842
Ranpak Holdings Corp.(1)	4,233	24,636
TriMas Corp.	4,125	104,486
		$ 711,535
Distributors — 0.0%(3)
Weyco Group, Inc.	443	$ 13,892
		$ 13,892
Diversified Consumer Services — 1.2%
2U, Inc.(1)(2)	7,725	$ 9,502
Adtalem Global Education, Inc.(1)	4,118	242,756
Carriage Services, Inc.	1,188	29,712
Chegg, Inc.(1)	11,742	133,389
Coursera, Inc.(1)	13,485	261,204
Duolingo, Inc.(1)	2,962	671,930
European Wax Center, Inc., Class A(1)	3,368	45,771
frontdoor, Inc.(1)	8,182	288,170
Graham Holdings Co., Class B	371	258,409
Laureate Education, Inc., Class A	13,026	178,586
Lincoln Educational Services Corp.(1)	1,956	19,638
Nerdy, Inc.(1)	4,065	13,943
OneSpaWorld Holdings, Ltd.(1)	8,366	117,961
Perdoceo Education Corp.	6,679	117,283
Rover Group, Inc.(1)	9,162	99,683
Strategic Education, Inc.	2,250	207,833
Stride, Inc.(1)	4,393	260,812
Udemy, Inc.(1)(2)	9,103	134,087
Security	Shares	Value
Diversified Consumer Services (continued)
Universal Technical Institute, Inc.(1)	3,395	$ 42,505
WW International, Inc.(1)	5,378	47,058
		$ 3,180,232
Diversified REITs — 0.6%
Alexander & Baldwin, Inc.	7,211	$ 137,153
Alpine Income Property Trust, Inc.	1,076	18,195
American Assets Trust, Inc.	4,853	109,241
Armada Hoffler Properties, Inc.	6,697	82,842
Broadstone Net Lease, Inc.	19,475	335,360
CTO Realty Growth, Inc.	2,168	37,571
Empire State Realty Trust, Inc., Class A	13,132	127,249
Essential Properties Realty Trust, Inc.	16,158	412,999
Gladstone Commercial Corp.	3,969	52,550
Global Net Lease, Inc.	19,351	192,542
NexPoint Diversified Real Estate Trust(2)	2,564	20,384
One Liberty Properties, Inc.	1,306	28,615
Star Holdings(1)	1,028	15,399
		$ 1,570,100
Diversified Telecommunication Services — 0.5%
Anterix, Inc.(1)	1,290	$ 42,983
AST SpaceMobile, Inc.(1)(2)	8,057	48,584
ATN International, Inc.	967	37,684
Bandwidth, Inc., Class A(1)	1,790	25,901
Charge Enterprises, Inc.(1)	8,110	925
Cogent Communications Holdings, Inc.	4,535	344,932
Consolidated Communications Holdings, Inc.(1)	7,940	34,539
EchoStar Corp., Class A(1)	11,800	195,526
Globalstar, Inc.(1)(2)	68,614	133,111
IDT Corp., Class B(1)	1,536	52,362
Liberty Latin America, Ltd., Class A(1)	3,362	24,576
Liberty Latin America, Ltd., Class C(1)	14,300	104,962
Lumen Technologies, Inc.(1)(2)	100,196	183,359
Ooma, Inc.(1)	2,353	25,248
		$ 1,254,692
Electric Utilities — 0.7%
ALLETE, Inc.	5,988	$ 366,226
Genie Energy, Ltd., Class B	2,047	57,582
MGE Energy, Inc.	3,780	273,332
Otter Tail Corp.	4,277	363,417
PNM Resources, Inc.	8,882	369,491
Portland General Electric Co.	10,532	456,457
		$ 1,886,505
Electrical Equipment — 1.3%
Allient, Inc.	1,377	$ 41,599
Amprius Technologies, Inc.(1)	444	2,349
Array Technologies, Inc.(1)	15,690	263,592

14
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Electrical Equipment (continued)
Atkore, Inc.(1)	3,838	$ 614,080
Babcock & Wilcox Enterprises, Inc.(1)	4,352	6,354
Blink Charging Co.(1)(2)	4,552	15,431
Bloom Energy Corp., Class A(1)(2)	19,954	295,319
Dragonfly Energy Holdings Corp.(1)	1,257	681
Encore Wire Corp.	1,558	332,789
Energy Vault Holdings, Inc.(1)	7,973	18,577
EnerSys	4,274	431,503
Enovix Corp.(1)(2)	14,355	179,725
Eos Energy Enterprises, Inc.(1)(2)	8,888	9,688
ESS Tech, Inc.(1)(2)	6,050	6,897
Fluence Energy, Inc.(1)	5,682	135,516
FTC Solar, Inc.(1)(2)	6,274	4,347
FuelCell Energy, Inc.(1)	47,099	75,358
GrafTech International, Ltd.	19,266	42,192
LSI Industries, Inc.	2,901	40,846
NEXTracker, Inc., Class A(1)	4,976	233,126
NuScale Power Corp.(1)(2)	4,426	14,562
Powell Industries, Inc.	949	83,892
Preformed Line Products Co.	222	29,717
SES AI Corp.(1)	10,311	18,869
Shoals Technologies Group, Inc., Class A(1)	17,762	276,021
SKYX Platforms Corp.(1)	4,695	7,512
Stem, Inc.(1)(2)	14,154	54,917
SunPower Corp.(1)(2)	8,679	41,920
Thermon Group Holdings, Inc.(1)	3,323	108,230
TPI Composites, Inc.(1)(2)	4,132	17,106
Vicor Corp.(1)	2,205	99,093
		$ 3,501,808
Electronic Equipment, Instruments & Components — 2.6%
908 Devices, Inc.(1)(2)	1,442	$ 16,179
Advanced Energy Industries, Inc.	3,897	424,461
Aeva Technologies, Inc.(1)	8,168	6,189
Akoustis Technologies, Inc.(1)(2)	4,010	3,344
Arlo Technologies, Inc.(1)	8,587	81,748
Badger Meter, Inc.	2,967	458,016
Bel Fuse, Inc., Class B	1,032	68,907
Belden, Inc.	4,404	340,209
Benchmark Electronics, Inc.	3,516	97,182
Climb Global Solutions, Inc.	343	18,807
CTS Corp.	3,118	136,381
Daktronics, Inc.(1)	3,227	27,365
ePlus, Inc.(1)	2,642	210,937
Evolv Technologies Holdings, Inc.(1)	11,113	52,453
Fabrinet (1)	3,729	709,740
FARO Technologies, Inc.(1)	1,964	44,249
Insight Enterprises, Inc.(1)	2,902	514,205
Iteris, Inc.(1)	3,528	18,346
Itron, Inc.(1)	4,719	356,332
Kimball Electronics, Inc.(1)	2,480	66,836
Security	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Knowles Corp.(1)	8,936	$ 160,044
Lightwave Logic, Inc.(1)(2)	11,312	56,334
Luna Innovations, Inc.(1)	2,653	17,642
Methode Electronics, Inc.	3,514	79,873
MicroVision, Inc.(1)(2)	17,448	46,412
Mirion Technologies, Inc.(1)	20,751	212,698
Napco Security Technologies, Inc.	3,439	117,786
nLight, Inc.(1)	4,350	58,725
Novanta, Inc.(1)	3,627	610,823
OSI Systems, Inc.(1)	1,668	215,255
PAR Technology Corp.(1)(2)	2,648	115,294
PC Connection, Inc.	1,129	75,880
Plexus Corp.(1)	2,843	307,414
Presto Automation, Inc.(1)	263	140
Richardson Electronics, Ltd.	988	13,190
Rogers Corp.(1)	1,794	236,934
Sanmina Corp.(1)	5,732	294,453
ScanSource, Inc.(1)	2,484	98,391
SmartRent, Inc.(1)(2)	18,178	57,988
TTM Technologies, Inc.(1)	10,170	160,788
Vishay Intertechnology, Inc.	13,360	320,239
Vishay Precision Group, Inc.(1)	1,011	34,445
Vuzix Corp.(1)(2)	4,601	9,593
		$ 6,952,227
Energy Equipment & Services — 2.3%
Archrock, Inc.	13,823	$ 212,874
Atlas Energy Solutions, Inc.	1,344	23,144
Borr Drilling, Ltd.(1)(2)	22,746	167,411
Bristow Group, Inc.(1)	2,348	66,378
Cactus, Inc., Class A	6,696	303,998
ChampionX Corp.	19,833	579,322
Core Laboratories, Inc.	4,661	82,313
Diamond Offshore Drilling, Inc.(1)	10,114	131,482
DMC Global, Inc.(1)	1,926	36,247
Dril-Quip, Inc.(1)	3,383	78,722
Expro Group Holdings NV(1)	8,768	139,587
Forum Energy Technologies, Inc.(1)	810	17,958
Helix Energy Solutions Group, Inc.(1)	14,305	147,055
Helmerich & Payne, Inc.	10,087	365,351
KLX Energy Services Holdings, Inc.(1)	1,046	11,778
Kodiak Gas Services, Inc.	1,541	30,943
Liberty Energy, Inc., Class A	17,019	308,725
Mammoth Energy Services, Inc.(1)	1,924	8,581
Nabors Industries, Ltd.(1)	911	74,365
Newpark Resources, Inc.(1)	7,671	50,935
Noble Corp. PLC	11,382	548,157
Oceaneering International, Inc.(1)	9,991	212,609
Oil States International, Inc.(1)	6,222	42,247
Patterson-UTI Energy, Inc.	36,629	395,593
ProFrac Holding Corp., Class A(1)(2)	1,873	15,883

15
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Energy Equipment & Services (continued)
ProPetro Holding Corp.(1)	9,803	$ 82,149
Ranger Energy Services, Inc.	1,283	13,125
RPC, Inc.	8,391	61,087
SEACOR Marine Holdings, Inc.(1)	1,989	25,042
Seadrill, Ltd.(1)	5,234	247,464
Select Water Solutions, Inc., Class A	8,402	63,771
Solaris Oilfield Infrastructure, Inc., Class A	2,541	20,226
TETRA Technologies, Inc.(1)	12,362	55,876
Tidewater, Inc.(1)	4,724	340,648
US Silica Holdings, Inc.(1)	7,493	84,746
Valaris, Ltd.(1)	6,258	429,111
Weatherford International PLC(1)	7,212	705,550
		$ 6,180,453
Entertainment — 0.4%
Atlanta Braves Holdings, Inc., Class A(1)	991	$ 42,395
Atlanta Braves Holdings, Inc., Class C(1)	4,717	186,699
Cinemark Holdings, Inc.(1)(2)	10,928	153,975
IMAX Corp.(1)	4,433	66,584
Lions Gate Entertainment Corp., Class A(1)	5,843	63,689
Lions Gate Entertainment Corp., Class B(1)	12,478	127,151
Loop Media, Inc.(1)	3,011	3,011
Madison Square Garden Entertainment Corp.(1)	4,297	136,602
Marcus Corp. (The)(2)	2,510	36,596
Playstudios, Inc.(1)	8,439	22,870
Reservoir Media, Inc.(1)	1,534	10,937
Sphere Entertainment Co.(1)	2,593	88,058
Vivid Seats, Inc., Class A(1)	1,855	11,723
		$ 950,290
Financial Services — 2.3%
Acacia Research Corp.(1)(2)	3,139	$ 12,305
Alerus Financial Corp.	1,781	39,877
A-Mark Precious Metals, Inc.(2)	1,891	57,203
AvidXchange Holdings, Inc.(1)	14,850	183,991
Banco Latinoamericano de Comercio Exterior S.A.	2,713	67,120
Cannae Holdings, Inc.(1)	7,115	138,814
Cantaloupe, Inc.(1)	5,937	43,993
Cass Information Systems, Inc.	1,350	60,817
Compass Diversified Holdings(2)	6,280	140,986
Enact Holdings, Inc.	2,983	86,179
Essent Group, Ltd.	10,591	558,569
EVERTEC, Inc.	6,769	277,123
Federal Agricultural Mortgage Corp., Class C	907	173,436
Finance of America Cos., Inc., Class A(1)	2,618	2,880
Flywire Corp.(1)	11,007	254,812
I3 Verticals, Inc., Class A(1)	2,239	47,400
International Money Express, Inc.(1)	3,046	67,286
Jackson Financial, Inc., Class A	8,581	439,347
Marqeta, Inc., Class A(1)	48,722	340,080
Merchants Bancorp	1,566	66,680
Security	Shares	Value
Financial Services (continued)
Mr. Cooper Group, Inc.(1)	6,682	$ 435,132
NewtekOne, Inc.(2)	1,925	26,565
NMI Holdings, Inc., Class A(1)	8,160	242,189
Ocwen Financial Corp.(1)	531	16,334
Pagseguro Digital, Ltd., Class A(1)	20,567	256,470
Payoneer Global, Inc.(1)	26,342	137,242
Paysafe, Ltd.(1)	3,202	40,954
Paysign, Inc.(1)	2,696	7,549
PennyMac Financial Services, Inc.	2,643	233,562
Priority Technology Holdings, Inc.(1)	578	2,058
Radian Group, Inc.	15,862	452,860
Remitly Global, Inc.(1)	13,787	267,743
Repay Holdings Corp.(1)	8,014	68,440
Security National Financial Corp., Class A(1)	1,031	9,279
StoneCo, Ltd., Class A(1)	29,415	530,352
SWK Holdings Corp.(1)	267	4,680
Velocity Financial, Inc.(1)	672	11,572
Walker & Dunlop, Inc.	3,295	365,778
Waterstone Financial, Inc.	1,822	25,872
		$ 6,193,529
Food Products — 0.9%
Alico, Inc.	470	$ 13,668
B&G Foods, Inc.	7,068	74,214
Benson Hill, Inc.(1)(2)	12,841	2,232
Beyond Meat, Inc.(1)(2)	5,892	52,439
BRC, Inc., Class A(1)(2)	1,925	6,988
Calavo Growers, Inc.	1,707	50,203
Cal-Maine Foods, Inc.	4,252	244,022
Dole PLC(2)	7,110	87,382
Forafric Global PLC(1)	431	4,564
Fresh Del Monte Produce, Inc.	3,359	88,174
Hain Celestial Group, Inc. (The)(1)	8,890	97,345
J&J Snack Foods Corp.	1,560	260,738
John B. Sanfilippo & Son, Inc.	891	91,809
Lancaster Colony Corp.	2,024	336,773
Limoneira Co.	1,446	29,831
Mission Produce, Inc.(1)	4,781	48,240
Seneca Foods Corp., Class A(1)	439	23,021
Simply Good Foods Co. (The)(1)	9,404	372,398
Sovos Brands, Inc.(1)(2)	5,724	126,100
SunOpta, Inc.(1)	8,959	49,006
TreeHouse Foods, Inc.(1)	5,335	221,136
Utz Brands, Inc.	7,158	116,246
Vital Farms, Inc.(1)	3,012	47,258
Westrock Coffee Co.(1)(2)	2,346	23,953
		$ 2,467,740
Gas Utilities — 0.9%
Brookfield Infrastructure Corp., Class A	12,418	$ 438,107
Chesapeake Utilities Corp.	2,204	232,808

16
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Gas Utilities (continued)
New Jersey Resources Corp.	10,070	$ 448,920
Northwest Natural Holding Co.	3,571	139,055
ONE Gas, Inc.	5,718	364,351
RGC Resources, Inc.	661	13,445
Southwest Gas Holdings, Inc.	6,400	405,440
Spire, Inc.	5,340	332,896
		$ 2,375,022
Ground Transportation — 0.4%
ArcBest Corp.	2,399	$ 288,384
Covenant Logistics Group, Inc.	703	32,366
Daseke, Inc.(1)	3,140	25,434
FTAI Infrastructure, Inc.	8,174	31,797
Heartland Express, Inc.	4,623	65,924
Marten Transport, Ltd.	5,775	121,159
PAM Transportation Services, Inc.(1)	502	10,432
RXO, Inc.(1)	12,038	280,004
TuSimple Holdings, Inc., Class A(1)	16,290	14,299
Universal Logistics Holdings, Inc.	475	13,309
Werner Enterprises, Inc.	6,559	277,905
		$ 1,161,013
Health Care Equipment & Supplies — 2.7%
Accuray, Inc.(1)	7,702	$ 21,797
Alphatec Holdings, Inc.(1)	9,548	144,270
AngioDynamics, Inc.(1)	2,837	22,242
Artivion, Inc.(1)	3,885	69,464
AtriCure, Inc.(1)	4,629	165,209
Atrion Corp.	137	51,894
Avanos Medical, Inc.(1)	4,598	103,133
AxoGen, Inc.(1)	3,047	20,811
Axonics, Inc.(1)	5,150	320,485
Beyond Air, Inc.(1)	2,117	4,149
Butterfly Network, Inc.(1)(2)	13,763	14,864
Cerus Corp.(1)	17,500	37,800
ClearPoint Neuro, Inc.(1)	1,893	12,853
CONMED Corp.	3,175	347,694
Cutera, Inc.(1)(2)	1,245	4,389
CVRx, Inc.(1)	918	28,862
Embecta Corp.	5,742	108,696
Glaukos Corp.(1)	4,912	390,455
Haemonetics Corp.(1)	5,193	444,053
Inari Medical, Inc.(1)	5,539	359,592
Inmode, Ltd.(1)	7,698	171,204
Inogen, Inc.(1)	1,598	8,773
Integer Holdings Corp.(1)	3,439	340,736
iRadimed Corp.	721	34,226
iRhythm Technologies, Inc.(1)	3,177	340,066
KORU Medical Systems, Inc.(1)	2,887	7,088
Lantheus Holdings, Inc.(1)	7,045	436,790
LeMaitre Vascular, Inc.	1,962	111,363
Security	Shares	Value
Health Care Equipment & Supplies (continued)
LivaNova PLC(1)	5,617	$ 290,624
Merit Medical Systems, Inc.(1)	5,888	447,252
Nano-X Imaging, Ltd.(1)(2)	4,525	28,824
Neogen Corp.(1)	22,565	453,782
Nevro Corp.(1)	3,529	75,944
Omnicell, Inc.(1)	4,467	168,093
OraSure Technologies, Inc.(1)	7,452	61,106
Orchestra BioMed Holdings, Inc.(1)(2)	1,396	12,745
Orthofix Medical, Inc.(1)	3,494	47,099
OrthoPediatrics Corp.(1)	1,565	50,878
Outset Medical, Inc.(1)	4,911	26,569
Paragon 28, Inc.(1)	3,915	48,663
PROCEPT BioRobotics Corp.(1)	4,178	175,100
Pulmonx Corp.(1)	3,617	46,117
Pulse Biosciences, Inc.(1)(2)	1,334	16,328
RxSight, Inc.(1)	2,943	118,662
Sanara Medtech, Inc.(1)	313	12,864
Semler Scientific, Inc.(1)	413	18,292
SI-BONE, Inc.(1)	4,118	86,437
Sight Sciences, Inc.(1)	1,732	8,937
Silk Road Medical, Inc.(1)	3,818	46,847
STAAR Surgical Co.(1)	4,831	150,776
SurModics, Inc.(1)	1,426	51,835
Tactile Systems Technology, Inc.(1)	2,295	32,819
Tela Bio, Inc.(1)	1,311	8,679
TransMedics Group, Inc.(1)	3,284	259,206
Treace Medical Concepts, Inc.(1)	4,493	57,286
UFP Technologies, Inc.(1)	705	121,288
Utah Medical Products, Inc.	296	24,929
Varex Imaging Corp.(1)	3,855	79,028
Vicarious Surgical, Inc.(1)(2)	4,091	1,500
Zimvie, Inc.(1)	2,549	45,245
Zynex, Inc.(1)(2)	1,511	16,455
		$ 7,213,167
Health Care Providers & Services — 2.4%
23andMe Holding Co., Class A(1)	25,630	$ 23,413
Accolade, Inc.(1)	6,560	78,786
AdaptHealth Corp.(1)	9,594	69,940
Addus HomeCare Corp.(1)	1,555	144,382
Agiliti, Inc.(1)	2,448	19,388
AirSculpt Technologies, Inc.(1)(2)	508	3,805
Alignment Healthcare, Inc.(1)	7,871	67,769
AMN Healthcare Services, Inc.(1)	3,919	293,455
Apollo Medical Holdings, Inc.(1)	4,257	163,043
Aveanna Healthcare Holdings, Inc.(1)	3,026	8,110
Brookdale Senior Living, Inc.(1)	18,689	108,770
Cano Health, Inc.(1)	196	1,151
CareMax, Inc.(1)	4,473	2,228
Castle Biosciences, Inc.(1)	2,450	52,871
Community Health Systems, Inc.(1)	12,400	38,812

17
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Health Care Providers & Services (continued)
CorVel Corp.(1)	867	$ 214,331
Cross Country Healthcare, Inc.(1)	3,421	77,451
DocGo, Inc.(1)	7,671	42,881
Enhabit, Inc.(1)	4,967	51,409
Ensign Group, Inc. (The)	5,523	619,736
Fulgent Genetics, Inc.(1)	2,034	58,803
Guardant Health, Inc.(1)	11,693	316,296
HealthEquity, Inc.(1)	8,493	563,086
Hims & Hers Health, Inc.(1)	12,146	108,099
InfuSystem Holdings, Inc.(1)	1,500	15,810
Innovage Holding Corp.(1)	1,437	8,622
Invitae Corp.(1)(2)	25,918	16,245
Joint Corp. (The)(1)(2)	1,060	10,187
LifeStance Health Group, Inc.(1)(2)	10,545	82,567
ModivCare, Inc.(1)	1,257	55,295
National HealthCare Corp.	1,241	114,693
National Research Corp.	1,412	55,859
NeoGenomics, Inc.(1)	13,191	213,430
OPKO Health, Inc.(1)(2)	39,779	60,066
Option Care Health, Inc.(1)	16,937	570,608
Owens & Minor, Inc.(1)	7,381	142,232
P3 Health Partners, Inc.(1)	1,908	2,690
Patterson Cos., Inc.	8,896	253,091
Pediatrix Medical Group, Inc.(1)	8,364	77,785
Pennant Group, Inc. (The)(1)	2,839	39,519
PetIQ, Inc.(1)	2,696	53,246
Privia Health Group, Inc.(1)	11,659	268,507
Progyny, Inc.(1)	8,228	305,917
Quipt Home Medical Corp.(1)	3,332	16,960
RadNet, Inc.(1)	6,237	216,861
Select Medical Holdings Corp.	10,765	252,978
Surgery Partners, Inc.(1)(2)	7,666	245,235
US Physical Therapy, Inc.	1,466	136,543
Viemed Healthcare, Inc.(1)	2,819	22,129
		$ 6,365,090
Health Care REITs — 0.6%
CareTrust REIT, Inc.	10,376	$ 232,215
Community Healthcare Trust, Inc.	2,538	67,612
Diversified Healthcare Trust	23,576	88,174
Global Medical REIT, Inc.	6,063	67,299
LTC Properties, Inc.	4,077	130,953
National Health Investors, Inc.	4,325	241,551
Physicians Realty Trust	24,656	328,172
Sabra Health Care REIT, Inc.	23,980	342,195
Universal Health Realty Income Trust	1,333	57,652
		$ 1,555,823
Health Care Technology — 0.5%
American Well Corp., Class A(1)	24,368	$ 36,308
Computer Programs and Systems, Inc.(1)	1,409	15,781
Security	Shares	Value
Health Care Technology (continued)
Definitive Healthcare Corp.(1)	4,806	$ 47,772
Evolent Health, Inc., Class A(1)	11,404	376,674
Health Catalyst, Inc.(1)	5,546	51,356
HealthStream, Inc.	2,408	65,088
Multiplan Corp.(1)(2)	37,631	54,188
OptimizeRx Corp.(1)	1,258	18,002
Phreesia, Inc.(1)	5,486	127,001
Schrodinger, Inc.(1)	5,415	193,857
Sharecare, Inc.(1)(2)	30,413	32,846
Simulations Plus, Inc.	1,576	70,526
Veradigm, Inc.(1)	10,724	112,495
		$ 1,201,894
Hotel & Resort REITs — 0.8%
Apple Hospitality REIT, Inc.	22,338	$ 371,034
Braemar Hotels & Resorts, Inc.	5,189	12,973
Chatham Lodging Trust	4,756	50,984
DiamondRock Hospitality Co.	20,908	196,326
Pebblebrook Hotel Trust	12,078	193,006
RLJ Lodging Trust	15,814	185,340
Ryman Hospitality Properties, Inc.	5,912	650,675
Service Properties Trust	16,396	140,022
Summit Hotel Properties, Inc.	10,419	70,016
Sunstone Hotel Investors, Inc.	21,582	231,575
Xenia Hotels & Resorts, Inc.	11,095	151,114
		$ 2,253,065
Hotels, Restaurants & Leisure — 2.1%
Accel Entertainment, Inc.(1)	5,320	$ 54,636
Bally's Corp.(1)(2)	2,436	33,958
Biglari Holdings, Inc., Class B(1)	80	13,194
BJ's Restaurants, Inc.(1)	2,245	80,842
Bloomin' Brands, Inc.	9,079	255,574
Bluegreen Vacations Holding Corp.	1,064	79,928
Bowlero Corp.(1)(2)	2,312	32,738
Brinker International, Inc.(1)	4,361	188,308
Carrols Restaurant Group, Inc.	3,035	23,916
Century Casinos, Inc.(1)	1,662	8,111
Cheesecake Factory, Inc. (The)	4,823	168,853
Chuy's Holdings, Inc.(1)	1,795	68,623
Cracker Barrel Old Country Store, Inc.	2,194	169,114
Dave & Buster's Entertainment, Inc.(1)	3,625	195,206
Denny's Corp.(1)	4,997	54,367
Dine Brands Global, Inc.	1,555	77,206
El Pollo Loco Holdings, Inc.(1)	2,823	24,899
Everi Holdings, Inc.(1)	8,390	94,555
First Watch Restaurant Group, Inc.(1)	2,227	44,763
Full House Resorts, Inc.(1)	2,565	13,774
Global Business Travel Group, Inc.(1)(2)	2,665	17,189
Golden Entertainment, Inc.	2,012	80,339
Hilton Grand Vacations, Inc.(1)	8,327	334,579

18
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Inspired Entertainment, Inc.(1)	1,661	$ 16,411
International Game Technology PLC	11,248	308,308
Jack in the Box, Inc.	2,064	168,484
Krispy Kreme, Inc.(2)	8,703	131,328
Kura Sushi USA, Inc., Class A(1)	575	43,700
Life Time Group Holdings, Inc.(1)	4,439	66,940
Light & Wonder, Inc., Class A(1)	9,251	759,600
Lindblad Expeditions Holdings, Inc.(1)	3,449	38,870
Monarch Casino & Resort, Inc.	1,339	92,592
Mondee Holdings, Inc.(1)(2)	3,749	10,347
Nathan's Famous, Inc.	233	18,176
Noodles & Co.(1)	3,189	10,045
ONE Group Hospitality, Inc. (The)(1)	1,532	9,376
Papa John's International, Inc.	3,297	251,330
PlayAGS, Inc.(1)	3,050	25,712
Portillo's, Inc., Class A(1)	4,222	67,257
Potbelly Corp.(1)	2,155	22,455
RCI Hospitality Holdings, Inc.	845	55,990
Red Robin Gourmet Burgers, Inc.(1)(2)	1,311	16,348
Red Rock Resorts, Inc., Class A	4,931	262,970
Rush Street Interactive, Inc.(1)	6,153	27,627
Sabre Corp.(1)	32,581	143,356
SeaWorld Entertainment, Inc.(1)	3,648	192,724
Shake Shack, Inc., Class A(1)	3,912	289,957
Six Flags Entertainment Corp.(1)	7,182	180,125
Super Group SGHC, Ltd.(1)	13,369	42,380
Sweetgreen, Inc., Class A(1)	9,603	108,514
Target Hospitality Corp.(1)(2)	3,084	30,007
Xponential Fitness, Inc., Class A(1)(2)	2,041	26,309
		$ 5,531,910
Household Durables — 2.3%
Beazer Homes USA, Inc.(1)	2,929	$ 98,971
Cavco Industries, Inc.(1)	906	314,038
Century Communities, Inc.	2,947	268,590
Cricut, Inc., Class A	4,718	31,092
Dream Finders Homes, Inc., Class A(1)	2,390	84,917
Ethan Allen Interiors, Inc.	2,254	71,948
GoPro, Inc., Class A(1)	12,764	44,291
Green Brick Partners, Inc.(1)	2,623	136,239
Helen of Troy, Ltd.(1)	2,394	289,219
Hooker Furnishings Corp.	908	23,681
Hovnanian Enterprises, Inc., Class A(1)	483	75,164
Installed Building Products, Inc.	2,455	448,823
iRobot Corp.(1)	2,726	105,496
KB Home	7,382	461,080
Landsea Homes Corp.(1)	2,092	27,489
La-Z-Boy, Inc.	4,316	159,347
Legacy Housing Corp.(1)	819	20,655
LGI Homes, Inc.(1)	2,156	287,093
Lovesac Co. (The)(1)	1,384	35,361
Security	Shares	Value
Household Durables (continued)
M / I Homes, Inc.(1)	2,791	$ 384,432
MDC Holdings, Inc.	6,213	343,268
Meritage Homes Corp.	3,690	642,798
Purple Innovation, Inc.(2)	4,415	4,547
Skyline Champion Corp.(1)	5,551	412,217
Snap One Holdings Corp.(1)(2)	1,018	9,070
Sonos, Inc.(1)	13,158	225,528
Taylor Morrison Home Corp.(1)	10,472	558,681
Traeger, Inc.(1)	3,429	9,361
TRI Pointe Homes, Inc.(1)	9,863	349,150
United Homes Group, Inc.(1)(2)	508	4,282
Vizio Holding Corp., Class A(1)	7,537	58,035
VOXX International Corp.(1)	1,148	12,261
		$ 5,997,124
Household Products — 0.3%
Central Garden & Pet Co.(1)	964	$ 48,306
Central Garden & Pet Co., Class A(1)	3,914	172,373
Energizer Holdings, Inc.	7,422	235,129
Oil-Dri Corp. of America	405	27,167
WD-40 Co.	1,407	336,371
		$ 819,346
Independent Power and Renewable Electricity Producers — 0.3%
Altus Power, Inc.(1)	5,278	$ 36,049
Montauk Renewables, Inc.(1)	6,625	59,029
Ormat Technologies, Inc.	5,540	419,876
Sunnova Energy International, Inc.(1)(2)	11,009	167,887
		$ 682,841
Industrial Conglomerates — 0.0%(3)
Brookfield Business Corp., Class A(2)	2,564	$ 59,690
		$ 59,690
Industrial REITs — 0.5%
Innovative Industrial Properties, Inc.	2,893	$ 291,672
LXP Industrial Trust	30,017	297,769
Plymouth Industrial REIT, Inc.	4,269	102,755
Terreno Realty Corp.	8,378	525,049
		$ 1,217,245
Insurance — 1.7%
Ambac Financial Group, Inc.(1)	4,583	$ 75,528
American Coastal Insurance Corp.(1)	1,620	15,325
American Equity Investment Life Holding Co.(1)	8,144	454,435
AMERISAFE, Inc.	1,896	88,695
BRP Group, Inc., Class A(1)	5,876	141,142
CNO Financial Group, Inc.	11,315	315,688
Crawford & Co., Class A	1,459	19,230
Donegal Group, Inc., Class A	1,516	21,209

19
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
eHealth, Inc.(1)	1,915	$ 16,699
Employers Holdings, Inc.	2,664	104,962
Enstar Group, Ltd.(1)	1,236	363,817
F&G Annuities & Life, Inc.(2)	1,837	84,502
Fidelis Insurance Holdings, Ltd.(1)	1,520	19,258
Genworth Financial, Inc., Class A(1)	46,917	313,406
GoHealth, Inc., Class A(1)	324	4,322
Goosehead Insurance, Inc., Class A(1)(2)	2,142	162,364
Greenlight Capital Re, Ltd., Class A(1)	2,647	30,229
HCI Group, Inc.	635	55,499
Hippo Holdings, Inc.(1)(2)	1,244	11,345
Horace Mann Educators Corp.	4,086	133,612
Investors Title Co.	111	17,998
James River Group Holdings, Ltd.	3,680	34,003
Kingsway Financial Services, Inc.(1)	879	7,384
Lemonade, Inc.(1)(2)	5,040	81,295
Maiden Holdings, Ltd.(1)	7,497	17,168
MBIA, Inc.(1)	4,850	29,682
Mercury General Corp.	2,665	99,431
National Western Life Group, Inc., Class A	224	108,196
NI Holdings, Inc.(1)	903	11,730
Oscar Health, Inc., Class A(1)	15,370	140,635
Palomar Holdings, Inc.(1)	2,424	134,532
ProAssurance Corp.	5,370	74,052
Safety Insurance Group, Inc.	1,428	108,514
Selective Insurance Group, Inc.	6,099	606,728
Selectquote, Inc.(1)	10,628	14,560
SiriusPoint, Ltd.(1)	7,237	83,949
Skyward Specialty Insurance Group, Inc.(1)	2,393	81,075
Stewart Information Services Corp.	2,661	156,334
Tiptree, Inc.	2,311	43,817
Trupanion, Inc.(1)(2)	3,934	120,026
United Fire Group, Inc.	2,075	41,749
Universal Insurance Holdings, Inc.	2,020	32,280
		$ 4,476,405
Interactive Media & Services — 0.7%
Bumble, Inc., Class A(1)	10,060	$ 148,284
CarGurus, Inc.(1)	10,131	244,765
Cars.com, Inc.(1)	6,614	125,468
DHI Group, Inc.(1)	3,207	8,306
Eventbrite, Inc., Class A(1)	7,686	64,255
EverQuote, Inc., Class A(1)	2,223	27,210
fuboTV, Inc.(1)(2)	28,397	90,302
Grindr, Inc.(1)	3,387	29,738
MediaAlpha, Inc., Class A(1)	2,341	26,102
Nextdoor Holdings, Inc.(1)	12,020	22,718
Outbrain, Inc.(1)	4,048	17,730
QuinStreet, Inc.(1)	5,125	65,702
Shutterstock, Inc.	2,452	118,383
System1, Inc.(1)	2,046	4,542
Security	Shares	Value
Interactive Media & Services (continued)
TrueCar, Inc.(1)	7,838	$ 27,119
Vimeo, Inc.(1)	15,130	59,310
Yelp, Inc.(1)	6,896	326,457
Ziff Davis, Inc.(1)	4,680	314,449
ZipRecruiter, Inc., Class A(1)	6,932	96,355
		$ 1,817,195
IT Services — 0.5%
BigBear.ai Holdings, Inc.(1)	2,218	$ 4,747
BigCommerce Holdings, Inc., Series 1(1)	6,679	64,987
Brightcove, Inc.(1)	3,175	8,223
CS Disco, Inc.(1)	1,668	12,660
CXApp, Inc.(1)	161	208
DigitalOcean Holdings, Inc.(1)	6,567	240,943
Fastly, Inc., Class A(1)	12,512	222,714
Grid Dynamics Holdings, Inc.(1)	5,471	72,928
Hackett Group, Inc. (The)	2,467	56,174
Information Services Group, Inc.	2,665	12,552
Perficient, Inc.(1)	3,555	233,990
Rackspace Technology, Inc.(1)(2)	7,773	15,546
Squarespace, Inc., Class A(1)	5,229	172,609
Thoughtworks Holding, Inc.(1)	9,131	43,920
Tucows, Inc., Class A(1)(2)	790	21,330
Unisys Corp.(1)	6,557	36,850
		$ 1,220,381
Leisure Products — 0.4%
Acushnet Holdings Corp.(2)	3,104	$ 196,080
AMMO, Inc.(1)	6,601	13,862
Clarus Corp.	2,191	15,107
Escalade, Inc.	822	16,514
Funko, Inc., Class A(1)	3,416	26,406
JAKKS Pacific, Inc.(1)	597	21,223
Johnson Outdoors, Inc., Class A	405	21,635
Latham Group, Inc.(1)	3,322	8,737
Malibu Boats, Inc., Class A(1)	2,021	110,791
Marine Products Corp.	813	9,268
MasterCraft Boat Holdings, Inc.(1)	1,615	36,563
Smith + Wesson Brands, Inc.	4,512	61,183
Solo Brands, Inc., Class A(1)	906	5,581
Sturm Ruger & Co., Inc.	1,738	78,992
Topgolf Callaway Brands Corp.(1)	14,308	205,177
Vista Outdoor, Inc.(1)	5,984	176,947
		$ 1,004,066
Life Sciences Tools & Services — 0.3%
Adaptive Biotechnologies Corp.(1)	11,286	$ 55,301
Akoya Biosciences, Inc.(1)	1,199	5,851
BioLife Solutions, Inc.(1)	3,432	55,770
Codexis, Inc.(1)	4,645	14,167
CryoPort, Inc.(1)	4,259	65,972

20
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Life Sciences Tools & Services (continued)
Cytek Biosciences, Inc.(1)(2)	12,042	$ 109,823
Harvard Bioscience, Inc.(1)	3,230	17,281
MaxCyte, Inc.(1)	7,417	34,860
Mesa Laboratories, Inc.	509	53,328
NanoString Technologies, Inc.(1)(2)	3,557	2,662
Nautilus Biotechnology, Inc.(1)	3,575	10,689
OmniAb, Inc.(1)	9,652	59,553
OmniAb, Inc. (earnout shares)(1)(4)(5)	462	0
OmniAb, Inc. (earnout shares)(1)(4)(5)	462	0
Pacific Biosciences of California, Inc.(1)	26,094	255,982
Quanterix Corp.(1)	3,475	95,007
Quantum-Si, Inc.(1)(2)	9,906	19,911
Seer, Inc.(1)	5,782	11,217
SomaLogic, Inc.(1)	15,149	38,327
		$ 905,701
Machinery — 3.4%
374Water, Inc.(1)(2)	4,891	$ 6,945
3D Systems Corp.(1)	12,675	80,486
Alamo Group, Inc.	1,003	210,821
Albany International Corp., Class A	3,241	318,331
Astec Industries, Inc.	2,260	84,072
Barnes Group, Inc.	4,870	158,908
Blue Bird Corp.(1)	2,622	70,689
Chart Industries, Inc.(1)(2)	4,354	593,581
Columbus McKinnon Corp.	2,805	109,451
Commercial Vehicle Group, Inc.(1)	2,653	18,598
Desktop Metal, Inc., Class A(1)(2)	27,666	20,777
Douglas Dynamics, Inc.	2,242	66,543
Energy Recovery, Inc.(1)	5,537	104,317
Enerpac Tool Group Corp.	5,712	177,586
Enpro, Inc.	2,171	340,283
ESCO Technologies, Inc.	2,653	310,481
Federal Signal Corp.	6,048	464,124
Franklin Electric Co., Inc.	4,785	462,470
Gencor Industries, Inc.(1)	870	14,042
Gorman-Rupp Co. (The)	2,259	80,262
Greenbrier Cos., Inc. (The)	3,137	138,593
Helios Technologies, Inc.	3,258	147,750
Hillenbrand, Inc.	7,260	347,391
Hillman Solutions Corp.(1)	19,582	180,350
Hyliion Holdings Corp.(1)(2)	14,559	11,847
Hyster-Yale Materials Handling, Inc.	1,071	66,605
John Bean Technologies Corp.	3,299	328,086
Kadant, Inc.	1,211	339,455
Kennametal, Inc.	8,355	215,475
Lindsay Corp.	1,099	141,947
Luxfer Holdings PLC	2,400	21,456
Manitowoc Co., Inc. (The)(1)	3,438	57,380
Mayville Engineering Co., Inc.(1)	912	13,151
Microvast Holdings, Inc.(1)	22,256	31,158
Security	Shares	Value
Machinery (continued)
Miller Industries, Inc.	1,050	$ 44,405
Mueller Industries, Inc.	11,330	534,210
Mueller Water Products, Inc., Class A	16,077	231,509
Nikola Corp.(1)(2)	58,995	51,609
Omega Flex, Inc.	248	17,486
Park-Ohio Holdings Corp.	693	18,683
Proto Labs, Inc.(1)	2,621	102,114
REV Group, Inc.	3,174	57,672
Shyft Group, Inc. (The)	3,397	41,511
SPX Technologies, Inc.(1)	4,448	449,292
Standex International Corp.	1,173	185,780
Tennant Co.	1,841	170,642
Terex Corp.	6,889	395,842
Titan International, Inc.(1)	5,211	77,540
Trinity Industries, Inc.	8,411	223,648
Velo3D, Inc.(1)(2)	8,778	3,490
Wabash National Corp.	4,717	120,850
Watts Water Technologies, Inc., Class A	2,771	577,310
		$ 9,037,004
Marine Transportation — 0.3%
Costamare, Inc.	4,298	$ 44,742
Eagle Bulk Shipping, Inc.	928	51,411
Genco Shipping & Trading, Ltd.	4,153	68,898
Golden Ocean Group, Ltd.	12,236	119,424
Himalaya Shipping, Ltd.(1)	2,261	15,284
Matson, Inc.	3,543	388,313
Pangaea Logistics Solutions, Ltd.	3,008	24,786
Safe Bulkers, Inc.(2)	6,968	27,384
		$ 740,242
Media — 0.6%
Advantage Solutions, Inc.(1)(2)	8,993	$ 32,555
AMC Networks, Inc., Class A(1)	3,026	56,859
Boston Omaha Corp., Class A(1)	2,278	35,833
Cardlytics, Inc.(1)	3,307	30,457
Clear Channel Outdoor Holdings, Inc.(1)	36,584	66,583
Daily Journal Corp.(1)	134	45,670
Emerald Holding, Inc.(1)	1,289	7,708
Entravision Communications Corp., Class A	5,618	23,427
EW Scripps Co. (The), Class A(1)	5,870	46,901
Gambling.com Group, Ltd.(1)	651	6,347
Gannett Co., Inc.(1)	14,229	32,727
Gray Television, Inc.	8,170	73,203
iHeartMedia, Inc., Class A(1)	8,782	23,448
Integral Ad Science Holding Corp.(1)	4,800	69,072
John Wiley & Sons, Inc., Class A	3,775	119,818
Magnite, Inc.(1)	13,310	124,315
PubMatic, Inc., Class A(1)	4,266	69,578
Scholastic Corp.	2,844	107,219
Sinclair, Inc.	3,125	40,719

21
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Media (continued)
Stagwell, Inc.(1)	7,777	$ 51,562
TechTarget, Inc.(1)	2,573	89,695
TEGNA, Inc.	20,917	320,030
Thryv Holdings, Inc.(1)	3,058	62,230
Townsquare Media, Inc., Class A	965	10,190
Urban One, Inc., Class A(1)	621	2,503
Urban One, Inc., Class D(1)	900	3,177
WideOpenWest, Inc.(1)	4,110	16,646
		$ 1,568,472
Metals & Mining — 1.8%
5E Advanced Materials, Inc.(1)(2)	2,423	$ 3,416
Alpha Metallurgical Resources, Inc.	1,196	405,348
Arch Resources, Inc.	1,819	301,845
ATI, Inc.(1)	13,035	592,702
Caledonia Mining Corp. PLC	1,356	16,543
Carpenter Technology Corp.	5,068	358,814
Century Aluminum Co.(1)	5,191	63,019
Coeur Mining, Inc.(1)	31,766	103,557
Commercial Metals Co.	11,867	593,825
Compass Minerals International, Inc.	3,406	86,240
Constellium SE(1)	13,346	266,386
Contango ORE, Inc.(1)	308	5,578
Dakota Gold, Corp.(1)	3,810	9,982
Haynes International, Inc.	1,254	71,541
Hecla Mining Co.	63,298	304,463
i-80 Gold Corp.(1)	15,953	28,077
Ivanhoe Electric, Inc. / US(1)	6,542	65,943
Kaiser Aluminum Corp.	1,586	112,907
Materion Corp.	2,127	276,787
NioCorp Developments, Ltd.(1)	161	514
Novagold Resources, Inc.(1)	24,037	89,898
Olympic Steel, Inc.	1,021	68,101
Perpetua Resources Corp.(1)	3,119	9,887
Piedmont Lithium, Inc.(1)	1,783	50,334
Ramaco Resources, Inc., Class A	2,216	38,071
Ramaco Resources, Inc., Class B	336	4,472
Ryerson Holding Corp.	2,913	101,023
Schnitzer Steel Industries, Inc., Class A	2,572	77,572
SunCoke Energy, Inc.	8,308	89,228
TimkenSteel Corp.(1)	4,290	100,601
Tredegar Corp.	2,145	11,605
Warrior Met Coal, Inc.	5,359	326,738
Worthington Enterprises, Inc.	3,062	176,218
Worthington Steel, Inc.(1)	3,062	86,042
		$ 4,897,277
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
AFC Gamma, Inc.	1,617	$ 19,453
Angel Oak Mortgage, Inc.	557	5,904
Apollo Commercial Real Estate Finance, Inc.	14,116	165,722
Security	Shares	Value
Mortgage Real Estate Investment Trusts (REITs) (continued)
Arbor Realty Trust, Inc.	19,069	$ 289,467
Ares Commercial Real Estate Corp.(2)	5,128	53,126
ARMOUR Residential REIT, Inc.	5,092	98,377
Blackstone Mortgage Trust, Inc., Class A	17,851	379,691
BrightSpire Capital, Inc.	12,807	95,284
Chicago Atlantic Real Estate Finance, Inc.(2)	1,352	21,875
Chimera Investment Corp.	23,148	115,509
Claros Mortgage Trust, Inc.	9,023	122,983
Dynex Capital, Inc.(2)	5,330	66,732
Ellington Financial, Inc.(2)	7,413	94,219
Franklin BSP Realty Trust, Inc.(2)	8,265	111,660
Granite Point Mortgage Trust, Inc.	4,738	28,144
Hannon Armstrong Sustainable Infrastructure Capital, Inc.(2)	10,964	302,387
Invesco Mortgage Capital, Inc.	4,656	41,252
KKR Real Estate Finance Trust, Inc.	5,856	77,475
Ladder Capital Corp.	11,260	129,603
MFA Financial, Inc.	10,171	114,627
New York Mortgage Trust, Inc.	9,047	77,171
Nexpoint Real Estate Finance, Inc.	588	9,261
Orchid Island Capital, Inc.(2)	5,450	45,944
PennyMac Mortgage Investment Trust	8,786	131,351
Ready Capital Corp.	15,925	163,231
Redwood Trust, Inc.	11,324	83,911
TPG RE Finance Trust, Inc.	6,816	44,304
Two Harbors Investment Corp.	9,668	134,675
		$ 3,023,338
Multi-Utilities — 0.4%
Avista Corp.	7,945	$ 283,954
Black Hills Corp.	6,991	377,164
Northwestern Energy Group, Inc.	6,386	324,984
Unitil Corp.	1,586	83,376
		$ 1,069,478
Office REITs — 0.7%
Brandywine Realty Trust	16,919	$ 91,363
City Office REIT, Inc.	3,686	22,521
COPT Defense Properties	11,682	299,410
Douglas Emmett, Inc.	16,157	234,276
Easterly Government Properties, Inc.	9,929	133,446
Equity Commonwealth	10,434	200,333
Hudson Pacific Properties, Inc.	13,630	126,895
JBG SMITH Properties	10,508	178,741
Office Properties Income Trust	3,755	27,487
Orion Office REIT, Inc.	5,639	32,255
Paramount Group, Inc.	18,393	95,092
Peakstone Realty Trust	3,628	72,306
Piedmont Office Realty Trust, Inc., Class A	12,278	87,296
Postal Realty Trust, Inc., Class A	1,548	22,539

22
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Office REITs (continued)
SL Green Realty Corp.(2)	6,548	$ 295,773
		$ 1,919,733
Oil, Gas & Consumable Fuels — 4.3%
Amplify Energy Corp.(1)	2,675	$ 15,863
Ardmore Shipping Corp.	4,052	57,093
Berry Corp.	7,582	53,301
California Resources Corp.	7,141	390,470
Callon Petroleum Co.(1)	6,091	197,348
Centrus Energy Corp., Class A(1)	1,204	65,510
Chord Energy Corp.	4,239	704,649
Civitas Resources, Inc.	8,190	560,032
Clean Energy Fuels Corp.(1)	16,735	64,095
CNX Resources Corp.(1)	16,227	324,540
Comstock Resources, Inc.(2)	9,139	80,880
CONSOL Energy, Inc.	3,165	318,177
Crescent Energy Co., Class A	7,983	105,455
CVR Energy, Inc.	2,947	89,294
Delek US Holdings, Inc.	6,612	170,590
DHT Holdings, Inc.	13,636	133,769
Dorian LPG, Ltd.	3,571	156,660
Empire Petroleum Corp.(1)(2)	508	5,583
Encore Energy Corp.(1)	15,193	59,709
Energy Fuels, Inc.(1)(2)	15,617	112,286
Enviva, Inc.(2)	2,586	2,575
Equitrans Midstream Corp.	45,250	460,645
Evolution Petroleum Corp.	2,605	15,135
Excelerate Energy, Inc., Class A	1,391	21,505
Flex LNG, Ltd.	2,961	86,047
Gevo, Inc.(1)	23,062	26,752
Golar LNG, Ltd.	10,073	231,578
Granite Ridge Resources, Inc.	2,146	12,919
Green Plains, Inc.(1)	5,782	145,822
Gulfport Energy Corp.(1)	1,098	146,254
Hallador Energy Co.(1)	1,886	16,672
HighPeak Energy, Inc.(2)	1,050	14,952
International Seaways, Inc.	4,039	183,694
Kinetik Holdings, Inc., Class A	1,707	57,014
Kosmos Energy, Ltd.(1)	47,288	317,302
Magnolia Oil & Gas Corp., Class A	18,230	388,117
Matador Resources Co.	11,478	652,639
Murphy Oil Corp.	15,054	642,204
NACCO Industries, Inc., Class A	304	11,096
NextDecade Corp.(1)	8,086	38,570
Nordic American Tankers, Ltd.	20,402	85,688
Northern Oil and Gas, Inc.	9,118	338,004
Overseas Shipholding Group, Inc., Class A	4,767	25,122
Par Pacific Holdings, Inc.(1)	5,494	199,817
PBF Energy, Inc., Class A	11,278	495,781
Peabody Energy Corp.	11,846	288,095
Permian Resources Corp.	39,386	535,650
Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
PrimeEnergy Resources Corp.(1)	61	$ 6,487
REX American Resources Corp.(1)	1,555	73,552
Riley Exploration Permian, Inc.	821	22,364
Ring Energy, Inc.(1)(2)	11,829	17,270
SandRidge Energy, Inc.	3,148	43,033
Scorpio Tankers, Inc.	4,953	301,142
SFL Corp., Ltd.	11,446	129,111
SilverBow Resources, Inc.(1)	2,184	63,511
Sitio Royalties Corp., Class A(2)	8,515	200,188
SM Energy Co.	11,926	461,775
Talos Energy, Inc.(1)	11,117	158,195
Teekay Corp.(1)	6,546	46,804
Teekay Tankers, Ltd., Class A	2,377	118,779
Tellurian, Inc.(1)(2)	52,990	40,039
Uranium Energy Corp.(1)(2)	39,163	250,643
VAALCO Energy, Inc.	10,631	47,733
Verde Clean Fuels, Inc.(1)	355	838
Vertex Energy, Inc.(1)(2)	5,577	18,906
Vital Energy, Inc.(1)	2,419	110,040
Vitesse Energy, Inc.	2,473	54,134
W&T Offshore, Inc.	9,698	31,615
World Kinect Corp.	6,132	139,687
		$ 11,440,799
Paper & Forest Products — 0.1%
Clearwater Paper Corp.(1)	1,653	$ 59,706
Glatfelter Corp.(1)	3,755	7,285
Sylvamo Corp.	3,619	177,729
		$ 244,720
Passenger Airlines — 0.4%
Allegiant Travel Co.	1,571	$ 129,780
Blade Air Mobility, Inc.(1)	4,209	14,858
Frontier Group Holdings, Inc.(1)(2)	3,758	20,519
Hawaiian Holdings, Inc.(1)	5,027	71,383
JetBlue Airways Corp.(1)	34,814	193,218
Joby Aviation, Inc.(1)	27,707	184,251
SkyWest, Inc.(1)	4,196	219,031
Spirit Airlines, Inc.	10,907	178,766
Sun Country Airlines Holdings, Inc.(1)	3,720	58,516
		$ 1,070,322
Personal Care Products — 0.9%
Beauty Health Co. (The)(1)	7,481	$ 23,266
BellRing Brands, Inc.(1)	13,363	740,711
e.l.f. Beauty, Inc.(1)	5,466	788,962
Edgewell Personal Care Co.	5,093	186,557
Herbalife, Ltd.(1)	9,825	149,929
Inter Parfums, Inc.	1,901	273,763
Medifast, Inc.	1,067	71,724
Nature's Sunshine Products, Inc.(1)	1,018	17,601

23
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Personal Care Products (continued)
Nu Skin Enterprises, Inc., Class A	4,956	$ 96,246
USANA Health Sciences, Inc.(1)	1,121	60,086
Waldencast PLC, Class A(1)	3,615	39,548
		$ 2,448,393
Pharmaceuticals — 1.7%
Aclaris Therapeutics, Inc.(1)	6,900	$ 7,245
Amneal Pharmaceuticals, Inc.(1)	12,022	72,974
Amphastar Pharmaceuticals, Inc.(1)	3,987	246,596
Amylyx Pharmaceuticals, Inc.(1)	5,046	74,277
ANI Pharmaceuticals, Inc.(1)	1,456	80,284
Arvinas, Inc.(1)	4,879	200,820
Assertio Holdings, Inc.(1)(2)	8,159	8,730
Atea Pharmaceuticals, Inc.(1)	7,514	22,918
Axsome Therapeutics, Inc.(1)(2)	3,690	293,687
Biote Corp., Class A(1)	1,156	5,711
Bright Green Corp.(1)	4,982	1,645
Cara Therapeutics, Inc.(1)	3,311	2,460
Cassava Sciences, Inc.(1)(2)	3,951	88,937
Citius Pharmaceuticals, Inc.(1)	10,148	7,677
Collegium Pharmaceutical, Inc.(1)	3,419	105,237
Corcept Therapeutics, Inc.(1)	8,308	269,844
CorMedix, Inc.(1)(2)	3,685	13,856
Cymabay Therapeutics, Inc.(1)	11,718	276,779
Edgewise Therapeutics, Inc.(1)	4,190	45,839
Enliven Therapeutics, Inc.(1)(2)	1,928	26,684
Evolus, Inc.(1)	4,084	43,005
Eyenovia, Inc.(1)(2)	2,297	4,778
EyePoint Pharmaceuticals, Inc.(1)(2)	2,583	59,693
Harmony Biosciences Holdings, Inc.(1)	3,278	105,879
Harrow, Inc.(1)(2)	2,564	28,717
Ikena Oncology, Inc.(1)	1,755	3,457
Innoviva, Inc.(1)	6,163	98,855
Intra-Cellular Therapies, Inc.(1)	9,484	679,244
Ligand Pharmaceuticals, Inc.(1)	1,656	118,272
Liquidia Corp.(1)(2)	4,913	59,103
Longboard Pharmaceuticals, Inc.(1)	1,286	7,755
Marinus Pharmaceuticals, Inc.(1)(2)	5,249	57,057
Neumora Therapeutics, Inc.(1)	1,540	26,257
NGM Biopharmaceuticals, Inc.(1)	3,117	2,678
Nuvation Bio, Inc.(1)	14,367	21,694
Ocular Therapeutix, Inc.(1)	8,274	36,902
Omeros Corp.(1)(2)	5,027	16,438
Optinose, Inc.(1)	6,021	7,767
Pacira BioSciences, Inc.(1)	4,526	152,707
Phathom Pharmaceuticals, Inc.(1)	3,095	28,257
Phibro Animal Health Corp., Class A	1,619	18,748
Pliant Therapeutics, Inc.(1)	5,614	101,670
Prestige Consumer Healthcare, Inc.(1)	5,160	315,895
Rain Oncology, Inc.(1)	1,403	1,684
Revance Therapeutics, Inc.(1)(2)	8,289	72,860
Security	Shares	Value
Pharmaceuticals (continued)
Scilex Holding Co.(1)(2)	5,205	$ 10,618
scPharmaceuticals, Inc.(1)(2)	2,385	14,954
SIGA Technologies, Inc.	3,774	21,134
Supernus Pharmaceuticals, Inc.(1)	4,884	141,343
Taro Pharmaceutical Industries Ltd.(1)	675	28,201
Tarsus Pharmaceuticals, Inc.(1)	2,970	60,142
Terns Pharmaceuticals, Inc.(1)(2)	3,539	22,968
Theravance Biopharma, Inc.(1)(2)	6,083	68,373
Theseus Pharmaceuticals, Inc.(1)	889	3,600
Third Harmonic Bio, Inc.(1)	2,017	22,126
Trevi Therapeutics, Inc.(1)	3,438	4,607
Ventyx Biosciences, Inc.(1)	4,650	11,485
Verrica Pharmaceuticals, Inc.(1)(2)	1,724	12,620
WaVe Life Sciences, Ltd.(1)	4,883	24,659
Xeris Biopharma Holdings, Inc.(1)	9,930	23,335
Zevra Therapeutics, Inc.(1)	2,864	18,759
		$ 4,410,496
Professional Services — 2.3%
Alight, Inc., Class A(1)	42,918	$ 366,091
ASGN, Inc.(1)	4,768	458,539
Asure Software, Inc.(1)	1,563	14,880
Barrett Business Services, Inc.	685	79,323
Blacksky Technology, Inc.(1)	9,762	13,667
CBIZ, Inc.(1)	4,965	310,759
Conduent, Inc.(1)	16,976	61,962
CRA International, Inc.	671	66,328
CSG Systems International, Inc.	3,275	174,263
ExlService Holdings, Inc.(1)	16,341	504,120
Exponent, Inc.	5,106	449,532
First Advantage Corp.	5,435	90,058
FiscalNote Holdings, Inc.(1)(2)	5,142	5,862
Forrester Research, Inc.(1)	966	25,899
Franklin Covey Co.(1)	1,203	52,367
Heidrick & Struggles International, Inc.	1,956	57,761
HireQuest, Inc.	443	6,800
HireRight Holdings Corp.(1)	1,733	23,309
Huron Consulting Group, Inc.(1)	1,893	194,600
IBEX Holdings, Ltd.(1)	718	13,649
ICF International, Inc.	1,940	260,135
Innodata, Inc.(1)(2)	2,083	16,956
Insperity, Inc.	3,624	424,805
Kelly Services, Inc., Class A	3,255	70,373
Kforce, Inc.	1,926	130,121
Korn Ferry	5,404	320,727
Legalzoom.com, Inc.(1)	12,271	138,662
Maximus, Inc.	6,148	515,571
Mistras Group, Inc.(1)	1,720	12,590
NV5 Global, Inc.(1)	1,440	160,013
Planet Labs PBC(1)(2)	18,824	46,495
Resources Connection, Inc.	3,200	45,344

24
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Professional Services (continued)
Skillsoft Corp.(1)	304	$ 5,344
Sterling Check Corp.(1)(2)	3,146	43,792
TriNet Group, Inc.(1)	3,316	394,372
TrueBlue, Inc.(1)	3,148	48,290
TTEC Holdings, Inc.	1,918	41,563
Upwork, Inc.(1)	12,952	192,596
Verra Mobility Corp.(1)	14,460	333,014
Willdan Group, Inc.(1)	898	19,307
		$ 6,189,839
Real Estate Management & Development — 0.7%
American Realty Investors, Inc.(1)	112	$ 1,950
Anywhere Real Estate, Inc.(1)	10,639	86,282
Compass, Inc., Class A(1)	29,686	111,619
Cushman & Wakefield PLC(1)	16,512	178,330
DigitalBridge Group, Inc.	16,760	293,970
Douglas Elliman, Inc.	5,913	17,443
eXp World Holdings, Inc.(2)	6,880	106,778
Forestar Group, Inc.(1)	1,808	59,791
FRP Holdings, Inc.(1)	588	36,973
Kennedy-Wilson Holdings, Inc.	11,899	147,310
Marcus & Millichap, Inc.	2,400	104,832
Maui Land & Pineapple Co., Inc.(1)	623	9,899
Newmark Group, Inc., Class A	13,379	146,634
Opendoor Technologies, Inc.(1)	57,551	257,829
RE / MAX Holdings, Inc., Class A	1,564	20,848
Redfin Corp.(1)	10,568	109,062
RMR Group, Inc. (The), Class A	1,361	38,421
St. Joe Co. (The)	3,424	206,056
Stratus Properties, Inc.(1)	442	12,756
Tejon Ranch Co.(1)	2,066	35,535
Transcontinental Realty Investors, Inc.(1)	94	3,249
		$ 1,985,567
Residential REITs — 0.4%
Apartment Investment and Management Co., Class A(1)	14,746	$ 115,461
BRT Apartments Corp.	1,176	21,862
Centerspace	1,503	87,475
Clipper Realty, Inc.	1,313	7,090
Elme Communities	8,738	127,575
Independence Realty Trust, Inc.	23,375	357,637
NexPoint Residential Trust, Inc.	2,244	77,261
UMH Properties, Inc.	6,199	94,969
Veris Residential, Inc.	7,866	123,732
		$ 1,013,062
Retail REITs — 1.2%
Acadia Realty Trust	9,291	$ 157,854
Alexander's, Inc.	184	39,297
CBL & Associates Properties, Inc.	2,675	65,324
Getty Realty Corp.	4,944	144,464
Security	Shares	Value
Retail REITs (continued)
InvenTrust Properties Corp.	6,760	$ 171,298
Kite Realty Group Trust	22,005	503,034
Macerich Co. (The)	22,389	345,462
NETSTREIT Corp.	6,764	120,737
Phillips Edison & Co., Inc.	12,222	445,859
Retail Opportunity Investments Corp.	12,239	171,713
RPT Realty	8,544	109,620
Saul Centers, Inc.	1,207	47,399
SITE Centers Corp.	19,746	269,138
Tanger, Inc.	10,586	293,444
Urban Edge Properties	11,424	209,059
Whitestone REIT	4,835	59,422
		$ 3,153,124
Semiconductors & Semiconductor Equipment — 3.0%
ACM Research, Inc., Class A(1)	4,782	$ 93,440
Aehr Test Systems(1)(2)	2,571	68,209
Alpha & Omega Semiconductor, Ltd.(1)	2,305	60,068
Ambarella, Inc.(1)	3,803	233,086
Amkor Technology, Inc.	11,659	387,895
Atomera, Inc.(1)(2)	1,466	10,277
Axcelis Technologies, Inc.(1)	3,376	437,833
CEVA, Inc.(1)	2,293	52,074
Cohu, Inc.(1)	4,642	164,280
Credo Technology Group Holding, Ltd.(1)	11,880	231,304
Diodes, Inc.(1)	4,678	376,673
FormFactor, Inc.(1)	7,992	333,346
Ichor Holdings, Ltd.(1)	2,835	95,341
Impinj, Inc.(1)	2,416	217,513
indie Semiconductor, Inc., Class A(1)(2)	15,597	126,492
inTEST Corp.(1)	886	12,050
Kulicke & Soffa Industries, Inc.	5,749	314,585
MACOM Technology Solutions Holdings, Inc.(1)	5,495	510,760
Maxeon Solar Technologies, Ltd.(1)(2)	2,489	17,846
MaxLinear, Inc.(1)	7,878	187,260
Navitas Semiconductor Corp.(1)	11,326	91,401
NVE Corp.	394	30,901
Onto Innovation, Inc.(1)	4,961	758,537
PDF Solutions, Inc.(1)	3,045	97,866
Photronics, Inc.(1)	6,070	190,416
Power Integrations, Inc.	5,742	471,476
Rambus, Inc.(1)	11,045	753,821
Semtech Corp.(1)	6,357	139,282
Silicon Laboratories, Inc.(1)	3,290	435,168
SiTime Corp.(1)	1,800	219,744
SkyWater Technology, Inc.(1)(2)	1,736	16,700
SMART Global Holdings, Inc.(1)	4,804	90,940
Synaptics, Inc.(1)	3,989	455,065
Transphorm, Inc.(1)	1,608	5,869
Ultra Clean Holdings, Inc.(1)	4,422	150,967

25
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Veeco Instruments, Inc.(1)	5,055	$ 156,857
		$ 7,995,342
Software — 5.7%
8x8, Inc.(1)	11,167	$ 42,211
A10 Networks, Inc.	7,021	92,467
ACI Worldwide, Inc.(1)	11,237	343,852
Adeia, Inc.	10,636	131,780
Agilysys, Inc.(1)	1,992	168,961
Alarm.com Holdings, Inc.(1)	4,963	320,709
Alkami Technology, Inc.(1)	3,927	95,230
Altair Engineering, Inc., Class A(1)	5,477	460,890
American Software, Inc., Class A	2,770	31,301
Amplitude, Inc., Class A(1)	6,680	84,970
AppFolio, Inc., Class A(1)	1,989	344,574
Appian Corp., Class A(1)	4,079	153,615
Applied Digital Corp.(1)(2)	8,490	57,223
Asana, Inc., Class A(1)(2)	8,418	160,026
Aurora Innovation, Inc.(1)(2)	33,385	145,893
AvePoint, Inc.(1)	15,239	125,112
Bit Digital, Inc.(1)	9,122	38,586
Blackbaud, Inc.(1)	4,511	391,104
Blackline, Inc.(1)	5,898	368,271
Box, Inc., Class A(1)	14,603	373,983
Braze, Inc., Class A(1)	5,427	288,337
C3.ai, Inc., Class A(1)(2)	8,427	241,939
Cerence, Inc.(1)	4,008	78,797
Cipher Mining, Inc.(1)(2)	2,930	12,101
Cleanspark, Inc.(1)	15,506	171,031
Clear Secure, Inc., Class A	8,287	171,127
Commvault Systems, Inc.(1)	4,565	364,515
Consensus Cloud Solutions, Inc.(1)	1,958	51,319
CoreCard Corp.(1)	598	8,270
Couchbase, Inc.(1)	3,354	75,532
Digimarc Corp.(1)(2)	1,402	50,640
Digital Turbine, Inc.(1)	9,410	64,553
Domo, Inc., Class B(1)	3,023	31,107
E2open Parent Holdings, Inc.(1)	17,033	74,775
eGain Corp.(1)	1,491	12,420
Enfusion, Inc., Class A(1)	3,783	36,695
EngageSmart, Inc.(1)	4,794	109,783
Envestnet, Inc.(1)	5,190	257,009
Everbridge, Inc.(1)	4,044	98,310
EverCommerce, Inc.(1)	2,327	25,667
Expensify, Inc., Class A(1)	4,561	11,266
Freshworks, Inc., Class A(1)	16,782	394,209
Instructure Holdings, Inc.(1)	1,938	52,345
Intapp, Inc.(1)	2,869	109,079
InterDigital, Inc.(2)	2,694	292,407
Jamf Holding Corp.(1)	6,945	125,427
Kaltura, Inc.(1)	6,855	13,367
Security	Shares	Value
Software (continued)
LivePerson, Inc.(1)	7,222	$ 27,371
LiveRamp Holdings, Inc.(1)	6,815	258,152
Marathon Digital Holdings, Inc.(1)(2)	21,478	504,518
Matterport, Inc.(1)	24,746	66,567
MeridianLink, Inc.(1)	2,591	64,179
MicroStrategy, Inc., Class A(1)(2)	1,237	781,314
Mitek Systems, Inc.(1)	4,210	54,898
Model N, Inc.(1)	3,710	99,910
N-able, Inc.(1)	6,953	92,127
NextNav, Inc.(1)	5,492	24,439
Olo, Inc., Class A(1)	10,204	58,367
ON24, Inc.	3,120	24,586
OneSpan, Inc.(1)	3,953	42,376
PagerDuty, Inc.(1)	9,387	217,309
PowerSchool Holdings, Inc., Class A(1)	5,572	131,276
Progress Software Corp.	4,508	244,784
PROS Holdings, Inc.(1)	4,443	172,344
Q2 Holdings, Inc.(1)	5,896	255,945
Qualys, Inc.(1)	3,768	739,583
Rapid7, Inc.(1)	6,281	358,645
Red Violet, Inc.(1)	1,096	21,887
Rimini Street, Inc.(1)	3,438	11,242
Riot Platforms Inc.(1)	19,701	304,775
Sapiens International Corp. NV	3,055	88,412
SEMrush Holdings, Inc., Class A(1)	2,588	35,352
SolarWinds Corp.(1)	5,026	62,775
SoundHound AI, Inc., Class A(1)	11,561	24,509
SoundThinking, Inc.(1)	986	25,182
Sprinklr, Inc., Class A(1)	10,340	124,494
Sprout Social, Inc., Class A(1)	4,948	304,005
SPS Commerce, Inc.(1)	3,718	720,697
Tenable Holdings, Inc.(1)	11,539	531,486
Terawulf, Inc.(1)(2)	13,583	32,599
Varonis Systems, Inc.(1)	10,986	497,446
Verint Systems, Inc.(1)	6,288	169,965
Veritone, Inc.(1)(2)	2,028	3,671
Viant Technology, Inc., Class A(1)	874	6,022
Weave Communications, Inc.(1)	3,215	36,876
Workiva, Inc.(1)	5,024	510,087
Xperi, Inc.(1)	4,164	45,887
Yext, Inc.(1)	10,639	62,664
Zeta Global Holdings Corp., Class A(1)	14,391	126,929
Zuora, Inc., Class A(1)	13,777	129,504
		$ 15,247,941
Specialized REITs — 0.5%
Farmland Partners, Inc.(2)	4,989	$ 62,263
Four Corners Property Trust, Inc.	9,372	237,112
Gladstone Land Corp.	3,332	48,147
Outfront Media, Inc.	14,672	204,821
PotlatchDeltic Corp.	8,197	402,473

26
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Specialized REITs (continued)
Safehold, Inc.	5,040	$ 117,936
Uniti Group, Inc.	23,685	136,899
		$ 1,209,651
Specialty Retail — 2.5%
1-800-Flowers.com, Inc., Class A(1)	2,081	$ 22,433
Aaron's Co., Inc. (The)	2,660	28,941
Abercrombie & Fitch Co., Class A(1)	4,922	434,219
Academy Sports & Outdoors, Inc.	7,424	489,984
American Eagle Outfitters, Inc.	18,928	400,516
America's Car-Mart, Inc.(1)	578	43,795
Arko Corp.	8,129	67,064
Asbury Automotive Group, Inc.(1)	2,145	482,561
BARK, Inc.(1)(2)	9,359	7,539
Beyond, Inc.(1)(2)	4,484	124,162
Big 5 Sporting Goods Corp.	1,632	10,347
Boot Barn Holdings, Inc.(1)	3,082	236,574
Buckle, Inc. (The)	3,037	144,318
Build-A-Bear Workshop, Inc.	1,064	24,461
Caleres, Inc.	3,449	105,988
Camping World Holdings, Inc., Class A	4,156	109,137
CarParts.com, Inc.(1)	3,715	11,739
Carvana Co.(1)(2)	9,696	513,306
Cato Corp. (The), Class A	1,550	11,067
Chico's FAS, Inc.(1)	12,116	91,839
Children's Place, Inc. (The)(1)	1,078	25,031
Designer Brands, Inc., Class A	4,336	38,374
Destination XL Group, Inc.(1)	4,482	19,721
Duluth Holdings, Inc., Class B(1)	634	3,411
Envela Corp.(1)	626	3,042
EVgo, Inc.(1)(2)	10,242	36,666
Foot Locker, Inc.	8,506	264,962
Genesco, Inc.(1)	983	34,611
Group 1 Automotive, Inc.	1,385	422,065
GrowGeneration Corp.(1)	4,242	10,647
Guess?, Inc.	2,554	58,895
Haverty Furniture Cos., Inc.	1,371	48,671
Hibbett, Inc.	1,261	90,817
J Jill, Inc.(1)	376	9,693
Lands' End, Inc.(1)	1,134	10,841
Lazydays Holdings, Inc.(1)(2)	1,046	7,374
Leslie's, Inc.(1)	17,657	122,010
MarineMax, Inc.(1)	2,124	82,624
Monro, Inc.	3,098	90,895
National Vision Holdings, Inc.(1)	7,721	161,601
ODP Corp. (The)(1)	3,242	182,525
OneWater Marine, Inc., Class A(1)	953	32,202
PetMed Express, Inc.	1,778	13,442
Rent the Runway, Inc., Class A(1)(2)	3,536	1,865
Revolve Group, Inc.(1)(2)	4,079	67,630
Sally Beauty Holdings, Inc.(1)	10,669	141,684
Security	Shares	Value
Specialty Retail (continued)
Shoe Carnival, Inc.	1,826	$ 55,163
Signet Jewelers, Ltd.	4,493	481,919
Sleep Number Corp.(1)	2,108	31,262
Sonic Automotive, Inc., Class A	1,548	87,013
Sportsman's Warehouse Holdings, Inc.(1)(2)	3,542	15,089
Stitch Fix, Inc., Class A(1)	8,194	29,253
ThredUp, Inc., Class A(1)(2)	7,003	15,757
Tile Shop Holdings, Inc.(1)	2,729	20,085
Tilly's, Inc., Class A(1)	1,890	14,251
Torrid Holdings, Inc.(1)	979	5,649
Upbound Group, Inc.	5,479	186,122
Urban Outfitters, Inc.(1)	6,611	235,947
Warby Parker, Inc., Class A(1)	8,425	118,792
Winmark Corp.	284	118,584
Zumiez, Inc.(1)	1,649	33,541
		$ 6,789,716
Technology Hardware, Storage & Peripherals — 0.7%
CompoSecure, Inc.(1)(2)	583	$ 3,148
Corsair Gaming, Inc.(1)	3,645	51,394
CPI Card Group, Inc.(1)	351	6,736
Eastman Kodak Co.(1)	5,624	21,934
Immersion Corp.	2,586	18,257
Intevac, Inc.(1)	2,108	9,107
IonQ, Inc.(1)(2)	16,648	206,269
Super Micro Computer, Inc.(1)	4,698	1,335,453
Turtle Beach Corp.(1)	1,190	13,030
Xerox Holdings Corp.	12,117	222,105
		$ 1,887,433
Textiles, Apparel & Luxury Goods — 0.5%
Allbirds, Inc., Class A(1)	7,078	$ 8,670
Figs, Inc., Class A(1)(2)	12,705	88,300
Fossil Group, Inc.(1)	3,623	5,290
G-III Apparel Group, Ltd.(1)	4,157	141,255
Hanesbrands, Inc.(1)	34,991	156,060
Kontoor Brands, Inc.	5,822	363,409
Movado Group, Inc.	1,587	47,848
Oxford Industries, Inc.	1,489	148,900
Rocky Brands, Inc.	588	17,746
Steven Madden, Ltd.	7,798	327,516
Vera Bradley, Inc.(1)	2,166	16,678
Wolverine World Wide, Inc.	7,724	68,666
		$ 1,390,338
Tobacco — 0.1%
Ispire Technology, Inc.(1)(2)	1,837	$ 22,283
Turning Point Brands, Inc.	1,415	37,243
Universal Corp.	2,397	161,366

27
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Tobacco (continued)
Vector Group, Ltd.	14,452	$ 163,018
		$ 383,910
Trading Companies & Distributors — 2.0%
Alta Equipment Group, Inc.	2,313	$ 28,612
Applied Industrial Technologies, Inc.	3,909	675,045
Beacon Roofing Supply, Inc.(1)	5,859	509,850
BlueLinx Holdings, Inc.(1)	869	98,466
Boise Cascade Co.	4,015	519,381
Custom Truck One Source, Inc.(1)	4,543	28,076
Distribution Solutions Group, Inc.(1)	894	28,215
DXP Enterprises, Inc.(1)	1,272	42,866
EVI Industries, Inc.	392	9,302
FTAI Aviation, Ltd.	10,042	465,949
GATX Corp.	3,679	442,289
Global Industrial Co.	1,285	49,909
GMS, Inc.(1)	4,250	350,328
H&E Equipment Services, Inc.	3,197	167,267
Herc Holdings, Inc.	2,928	435,950
Hudson Technologies, Inc.(1)	4,324	58,331
Karat Packaging, Inc.	359	8,921
McGrath RentCorp	2,558	305,988
MRC Global, Inc.(1)	8,341	91,835
NOW, Inc.(1)	10,910	123,501
Rush Enterprises, Inc., Class A	6,190	311,357
Rush Enterprises, Inc., Class B	846	44,821
Textainer Group Holdings, Ltd.	4,292	211,166
Titan Machinery, Inc.(1)	2,046	59,089
Transcat, Inc.(1)	849	92,821
Willis Lease Finance Corp.(1)	234	11,438
Xometry, Inc., Class A(1)(2)	3,374	121,160
		$ 5,291,933
Water Utilities — 0.4%
American States Water Co.	3,839	$ 308,732
Artesian Resources Corp., Class A	917	38,010
Cadiz, Inc.(1)	3,349	9,377
California Water Service Group	5,987	310,546
Consolidated Water Co., Ltd.	1,557	55,429
Global Water Resources, Inc.	641	8,384
Middlesex Water Co.	1,742	114,310
Pure Cycle Corp.(1)	1,502	15,726
SJW Group	3,307	216,113
York Water Co. (The)	1,406	54,300
		$ 1,130,927
Wireless Telecommunication Services — 0.1%
Gogo, Inc.(1)	6,590	$ 66,756
Shenandoah Telecommunications Co.	4,830	104,424
Spok Holdings, Inc.	1,468	22,725
Telephone & Data Systems, Inc.	9,837	180,509
Security	Shares	Value
Wireless Telecommunication Services (continued)
Tingo Group, Inc.(1)(2)(4)	10,085	$ 0
		$ 374,414
Total Common Stocks (identified cost $206,061,193)		$255,523,895

Exchange-Traded Funds — 2.0%

Security	Shares	Value
Equity Funds — 2.0%
iShares Russell 2000 ETF(2)	27,000	$ 5,419,170
Total Exchange-Traded Funds (identified cost $4,306,181)		$ 5,419,170

Miscellaneous — 0.0%

Security	Shares	Value
Miscellaneous — 0.0%
Empire Resorts, Inc., Escrow Certificates(1)(2)(4)	270	$ 0
Total Miscellaneous (identified cost $0)		$ 0

Rights — 0.0%(3)

Security	Shares	Value
Biotechnology — 0.0%(3)
Aduro Biotech, Inc. CVR(1)(4)(5)	1,109	$ 0
Cartesian Therapeutics, Inc. CVR(1)(2)(4)	9,591	1,726
GTx, Inc. CVR(1)(4)(5)	57	0
Prevail Therapeutics, Inc. CVR(1)(2)(4)(5)	1,221	611
Radius Health, Inc. CVR(1)(4)(5)	3,845	308
Tobira Therapeutics, Inc. CVR(1)(4)(5)	690	41
		$ 2,686
Health Care Equipment & Supplies — 0.0%(3)
Flexion Therapeutics, Inc. CVR(1)(4)(5)	3,730	$ 2,313
		$ 2,313
Paper & Forest Products — 0.0%(3)
Resolute Forest Products, Inc. CVR(1)(4)(5)	3,447	$ 3,792
		$ 3,792
Pharmaceuticals — 0.0%(3)
Chinook Therapeutics, Inc. CVR(1)(4)(5)	5,764	$ 2,248

28
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Pharmaceuticals (continued)
Jounce Therapeutics, Inc. CVR(1)(2)(4)(5)	2,585	$ 77
		$ 2,325
Total Rights (identified cost $12,077)		$ 11,116

Warrants — 0.0%

Security	Shares	Value
Pharmaceuticals — 0.0%
Cassava Sciences, Inc., Expires 11/15/24(1)	1,580	$ 0
Total Warrants (identified cost $0)		$ 0

Short-Term Investments — 5.3%
Affiliated Fund — 2.0%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	5,273,713	$ 5,273,713
Total Affiliated Fund (identified cost $5,273,713)		$ 5,273,713

Securities Lending Collateral — 3.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	7,993,752	$ 7,993,752
Total Securities Lending Collateral (identified cost $7,993,752)		$ 7,993,752
U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 10/3/24(8)	$1,000	$ 964,068
Total U.S. Treasury Obligations (identified cost $961,130)		$ 964,068
Total Short-Term Investments (identified cost $14,228,595)		$ 14,231,533
Total Investments — 103.0% (identified cost $224,608,046)		$275,185,714
Other Assets, Less Liabilities — (3.0)%		$ (8,101,921)
Net Assets — 100.0%		$ 267,083,793

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $18,889,221.
(3)	Amount is less than 0.05%.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(5)	Restricted security. Total market value of restricted securities amounts to $9,390, which represents less than 0.05% of the net assets of the Fund as of December 31, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.
(8)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

29
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini Russell 2000 Index	61	Long	3/15/24	$6,245,485	$ 353,230
					$353,230
Restricted Securities
Description	Acquisition Dates	Cost
Aduro Biotech, Inc. CVR	10/2/20	$ 0
Chinook Therapeutics, Inc. CVR	8/14/23	2,248
Flexion Therapeutics, Inc. CVR	7/20/22	2,313
GTx, Inc. CVR	6/10/19	117
Jounce Therapeutics, Inc. CVR	5/5/23	23
OmniAb, Inc. (earnout shares)	12/5/22	0
OmniAb, Inc. (earnout shares)	12/5/22	0
Prevail Therapeutics, Inc. CVR	1/25/21	611
Radius Health, Inc. CVR	8/16/22	308
Resolute Forest Products, Inc. CVR	3/1/23	4,895
Tobira Therapeutics, Inc. CVR	11/2/16	41

Abbreviations:
CVR	– Contingent Value Rights
REITs	– Real Estate Investment Trusts
30
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $219,334,333) - including $18,889,221 of securities on loan	$ 269,912,001
Investments in securities of affiliated issuers, at value (identified cost $5,273,713)	5,273,713
Cash	6,165
Receivable for investments sold	21,835
Receivable for capital shares sold	106,163
Dividends receivable	277,574
Dividends receivable - affiliated	33,902
Securities lending income receivable	23,162
Receivable from affiliate	59,987
Directors' deferred compensation plan	40,970
Total assets	$275,755,472
Liabilities
Payable for variation margin on open futures contracts	$ 96,360
Payable for investments purchased	140,930
Payable for capital shares redeemed	145,391
Deposits for securities loaned	7,993,752
Payable to affiliates:
Investment advisory fee	53,670
Administrative fee	26,267
Distribution fees	11,367
Sub-transfer agency fee	241
Directors' deferred compensation plan	40,970
Accrued expenses	162,731
Total liabilities	$ 8,671,679
Net Assets	$267,083,793
Sources of Net Assets
Paid-in capital	$ 207,791,081
Distributable earnings	59,292,712
Net Assets	$267,083,793
Class I Shares
Net Assets	$ 197,463,722
Shares Outstanding	2,475,728
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 79.76
Class F Shares
Net Assets	$ 69,620,071
Shares Outstanding	882,864
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 78.86
31
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $4,513)	$ 3,526,434
Dividend income - affiliated issuers	361,073
Interest income	49,318
Securities lending income, net	239,440
Total investment income	$ 4,176,265
Expenses
Investment advisory fee	$ 548,495
Administrative fee	263,277
Distribution fees:
Class F	120,641
Directors' fees and expenses	14,991
Custodian fees	12,748
Transfer agency fees and expenses	185,734
Accounting fees	52,479
Professional fees	46,734
Reports to shareholders	11,641
Licensing fees	111,640
Miscellaneous	22,675
Total expenses	$ 1,391,055
Waiver and/or reimbursement of expenses by affiliates	$ (425,724)
Net expenses	$ 965,331
Net investment income	$ 3,210,934
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 4,285,823
Futures contracts	128,740
Net realized gain	$ 4,414,563
Change in unrealized appreciation (depreciation):
Investment securities	$ 25,067,764
Futures contracts	663,270
Net change in unrealized appreciation (depreciation)	$25,731,034
Net realized and unrealized gain	$30,145,597
Net increase in net assets from operations	$33,356,531
32
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,210,934	$ 2,380,173
Net realized gain	4,414,563	614,144
Net change in unrealized appreciation (depreciation)	25,731,034	(53,738,130)
Net increase (decrease) in net assets from operations	$ 33,356,531	$ (50,743,813)
Distributions to shareholders:
Class I	$ (1,692,385)	$ (16,814,597)
Class F	(606,190)	(6,372,934)
Total distributions to shareholders	$ (2,298,575)	$ (23,187,531)
Capital share transactions:
Class I	$ 35,867,215	$ 9,942,451
Class F	6,353,830	10,151,251
Net increase in net assets from capital share transactions	$ 42,221,045	$ 20,093,702
Net increase (decrease) in net assets	$ 73,279,001	$ (53,837,642)
Net Assets
At beginning of year	$ 193,804,792	$ 247,642,434
At end of year	$267,083,793	$193,804,792
33
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Financial Highlights

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 69.08	$ 99.34	$ 89.92	$ 80.81	$ 71.03
Income (Loss) From Operations
Net investment income(1)	$ 1.10	$ 0.97	$ 0.82	$ 0.79	$ 0.90
Net realized and unrealized gain (loss)	10.27	(21.79)	12.22	13.71	15.99
Total income (loss) from operations	$ 11.37	$ (20.82)	$ 13.04	$ 14.50	$ 16.89
Less Distributions
From net investment income	$ (0.65)	$ (0.70)	$ (0.77)	$ (0.82)	$ (0.77)
From net realized gain	(0.04)	(8.74)	(2.85)	(4.57)	(6.34)
Total distributions	$ (0.69)	$ (9.44)	$ (3.62)	$ (5.39)	$ (7.11)
Net asset value — End of year	$ 79.76	$ 69.08	$ 99.34	$ 89.92	$ 80.81
Total Return(2)	16.60%	(20.52)%	14.53%	19.64%	25.08%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$197,464	$139,281	$183,595	$168,541	$154,335
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.58%	0.57%	0.57%	0.59%	0.58%
Net expenses	0.38% (4)	0.39% (4)	0.39%	0.39%	0.39%
Net investment income	1.52%	1.19%	0.81%	1.08%	1.13%
Portfolio Turnover	15%	15%	19%	16%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the adviser of a portion of its investment advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended December 31, 2023 and 2022).
34
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 68.45	$ 98.73	$ 89.56	$ 80.67	$ 71.07
Income (Loss) From Operations
Net investment income(1)	$ 0.94	$ 0.82	$ 0.62	$ 0.64	$ 0.73
Net realized and unrealized gain (loss)	10.16	(21.66)	12.17	13.64	15.98
Total income (loss) from operations	$ 11.10	$ (20.84)	$ 12.79	$ 14.28	$ 16.71
Less Distributions
From net investment income	$ (0.65)	$ (0.70)	$ (0.77)	$ (0.82)	$ (0.77)
From net realized gain	(0.04)	(8.74)	(2.85)	(4.57)	(6.34)
Total distributions	$ (0.69)	$ (9.44)	$ (3.62)	$ (5.39)	$ (7.11)
Net asset value — End of year	$ 78.86	$ 68.45	$ 98.73	$ 89.56	$ 80.67
Total Return(2)	16.36%	(20.67)%	14.30%	19.40%	24.82%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,620	$54,524	$64,047	$49,261	$43,233
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.78%	0.77%	0.77%	0.79%	0.78%
Net expenses	0.58% (4)	0.59% (4)	0.59%	0.59%	0.60%
Net investment income	1.31%	1.01%	0.62%	0.88%	0.92%
Portfolio Turnover	15%	15%	19%	16%	15%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the adviser of a portion of its investment advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.01% of average daily net assets for the years ended December 31, 2023 and 2022).
35
See Notes to Financial Statements.

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Russell 2000® Small Cap Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
36

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 255,523,895(2)	$ —	$ 0	$ 255,523,895
Exchange-Traded Funds	5,419,170	—	—	5,419,170
Miscellaneous	—	—	0	0
Rights	—	—	11,116	11,116
Warrants	0	—	—	0
Short-Term Investments:
Affiliated Fund	5,273,713	—	—	5,273,713
Securities Lending Collateral	7,993,752	—	—	7,993,752
U.S. Treasury Obligations	—	964,068	—	964,068
Total Investments	$274,210,530	$964,068	$11,116	$275,185,714
Futures Contracts	$ 353,230	$ —	$ —	$ 353,230
Total	$274,563,760	$964,068	$11,116	$275,538,944

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2023 is not presented.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
F  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a
37

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
G  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
H   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
I  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.25% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $548,495.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $10,962 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.39% for Class I and 0.59% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $414,762.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $263,277.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.20% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $120,641 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $1,820 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
38

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $182,879, of which $64,448 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $15,539.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $78,392,307 and $32,107,863, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$2,160,902	$ 4,076,096
Long-term capital gains	$ 137,673	$19,111,435
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,572,284
Undistributed long-term capital gains	5,418,510
Net unrealized appreciation	50,301,918
Distributable earnings	$59,292,712
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$224,883,796
Gross unrealized appreciation	$ 84,853,002
Gross unrealized depreciation	(34,551,084)
Net unrealized appreciation	$ 50,301,918
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
39

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$353,230 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 128,740	$ 663,270
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2023 was approximately $7,756,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $18,889,221 and the total value of collateral received was $20,129,001, comprised of cash of $7,993,752 and U.S. government and/or agencies securities of $12,135,249.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 7,965,364	$ —	$ —	$ —	$ 7,965,364
Rights	28,388	—	—	—	28,388
Total	$7,993,752	$ —	$ —	$ —	$7,993,752
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
40

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $5,273,713, which represents 2.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$7,303,821	$77,861,841	$(79,891,949)	$ —	$ —	$5,273,713	$361,073	5,273,713
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	719,250	$ 54,924,183	153,428	$ 12,605,440
Reinvestment of distributions	24,337	1,692,385	254,960	16,814,597
Shares redeemed	(283,956)	(20,749,353)	(240,367)	(19,477,586)
Net increase	459,631	$ 35,867,215	168,021	$ 9,942,451
Class F
Shares sold	262,340	$ 19,079,096	189,192	$ 15,123,430
Reinvestment of distributions	8,813	606,190	97,490	6,372,934
Shares redeemed	(184,892)	(13,331,456)	(138,775)	(11,345,113)
Net increase	86,261	$ 6,353,830	147,907	$ 10,151,251
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 35.3% of the value of the outstanding shares of the Fund and separate accounts of three other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 45.3%.
41

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Russell 2000® Small Cap Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Russell 2000® Small Cap Index Portfolio (the “Fund”) (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
42

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, 163(j) interest dividends and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Fund designates approximately $2,333,342, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 80.09% qualifies for the corporate dividends received deduction.
163(j) Interest Dividends. For the fiscal year ended December 31, 2023, the Fund designates 0.20% of distributions from net investment income as a 163(j) interest dividend.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $5,418,665 or, if subsequently determined to be different, the net capital gain of such year.
43

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

44

Calvert
VP Russell 2000® Small Cap Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
45

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

46

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
47

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
48

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24225     12.31.23

Calvert
VP EAFE International Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP EAFE International Index Portfolio

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended December 31, 2023, may be described as a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could guide the world’s largest economy to a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened in January 2023, global equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led many investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result of this perception, IT -- one of the worst-performing sectors in 2022 -- became a standout sector in 2023.
Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. and global economies as doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But from August through October 2023, equity indexes retreated as fixed-income assets became an attractive alternative to stocks. As investors feared the Fed might keep rates higher for longer than they had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk, many investors shifted asset allocations from equities to bonds.
In the final two months of the period, however, equities rallied back as investors again revised their expectations of how the Fed might react to shifting economic indicators. Encouraged by cooling economic data and declining inflation, investors began to conclude the Fed was done raising interest rates -- and might begin lowering rates as early as March 2024.
In response, global equities ended the period on a high note. The MSCI ACWI Index, a broad measure of global equities; the MSCI EAFE Index of developed-market international equities; and the S&P 500® Index, a broad measure of U.S. stocks, each rose more than 9% in November and more than 4% in December 2023. Unlike the equity rally during the first half of the period driven by a handful of U.S. large-cap technology-related stocks, the year-end rally extended across a wider range of market capitalizations around the globe.
For the period as a whole, global equity performance was also strong. The MSCI ACWI Index returned 22.20%, the MSCI EAFE Index returned 18.24%, and the S&P 500® Index returned 26.29%.
In contrast, in the world’s second-largest economy -- China -- the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned -0.90%. Generally, Chinese equities were dogged by an ailing real estate sector -- the major investment area for millions of Chinese citizens -- and the failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted.

Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP EAFE International Index Portfolio (the Fund) returned 17.77% for Class I shares at net asset value (NAV). By comparison, its benchmark, the MSCI EAFE Index (the Index), returned 18.24% during the period.
The Index is unmanaged, and returns do not reflect fees, dividend withholding taxes, or operating expenses.
The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Index is a widely accepted benchmark of international stock returns designed to represent the performance of large-cap and mid-cap securities in 21 developed markets, including countries in Europe, Asia, Australia, and the Far East, but excluding the U.S. and Canada.
During the period, equity markets around the world rebounded strongly from the losses incurred in 2022 as central banks were successful in slowing inflation by aggressively raising interest rates without triggering a recession.
Among the 21 developed markets the Fund held securities in during the period, all posted positive returns -- except for Finland, which returned -5.7%, and Hong Kong, which returned -14.9%. The Finnish economy had slipped into recession following Russia’s invasion of Ukraine, which triggered an energy crisis and high inflation that weighed heavily on Finnish exports and its investment markets during the period. Hong Kong’s market decline was mainly attributed to the country’s exposure to China's economic slowdown during the period.
All market sectors produced positive returns during the calendar year. Information technology was the best-performing sector -- returning 34.6% -- driven by the strength of semiconductor and software stocks.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Thomas C. Seto of Calvert Research and Management
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	11/12/2002	11/12/2002	17.77%	7.82%	3.81%
Class F at NAV	12/17/2007	11/12/2002	17.53	7.61	3.58

MSCI EAFE Index	—	—	18.24%	8.16%	4.28%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.72%	0.92%
Net	0.48	0.68
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2013	$14,222	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Novo Nordisk A/S, Class B	2.1%
Nestle S.A.	1.9
ASML Holding NV	1.9
LVMH Moet Hennessy Louis Vuitton SE	1.4
Shell PLC	1.3
AstraZeneca PLC	1.3
Novartis AG	1.3
Roche Holding AG PC	1.3
Toyota Motor Corp.	1.2
BHP Group, Ltd.	1.1
Total	14.8%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets.

5

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,052.80	$2.48 **	0.48%
Class F	$1,000.00	$1,051.70	$3.52 **	0.68%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.78	$3.47 **	0.68%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments

Common Stocks — 99.3%

Security	Shares	Value
Australia — 7.4%
Ampol, Ltd.	1,867	$ 46,012
ANZ Group Holdings, Ltd.	25,722	454,457
APA Group(1)	11,621	67,629
Aristocrat Leisure, Ltd.	5,213	144,836
ASX, Ltd.	1,628	69,944
Aurizon Holdings, Ltd.	13,234	34,262
BHP Group, Ltd.	43,553	1,487,971
BlueScope Steel, Ltd.	3,687	58,780
Brambles, Ltd.	11,380	105,480
CAR Group, Ltd.	3,345	70,885
Cochlear, Ltd.(1)	569	115,761
Coles Group, Ltd.	11,225	123,307
Commonwealth Bank of Australia	14,422	1,099,201
Computershare, Ltd.	5,081	84,626
CSL, Ltd.	4,185	815,862
Dexus (1)	9,086	47,485
EBOS Group, Ltd.	1,272	28,527
Endeavour Group, Ltd.	12,926	45,904
Fortescue, Ltd.	14,757	290,969
Goodman Group(1)	14,379	247,561
GPT Group (The)	14,328	45,219
IDP Education, Ltd.(1)	2,385	32,534
IGO, Ltd.(1)	5,034	31,025
Insurance Australia Group, Ltd.	21,559	83,333
Lottery Corp., Ltd. (The)	19,080	62,956
Macquarie Group, Ltd.	3,176	397,577
Medibank Private, Ltd.	21,199	51,466
Mineral Resources, Ltd.(1)	1,488	70,879
Mirvac Group(1)	32,152	45,740
National Australia Bank, Ltd.	26,820	560,562
Northern Star Resources, Ltd.	9,479	87,947
Orica, Ltd.	3,401	36,970
Origin Energy, Ltd.	14,121	81,488
Pilbara Minerals, Ltd.(1)	22,929	61,544
Qantas Airways, Ltd.(2)	7,283	26,678
QBE Insurance Group, Ltd.	12,719	128,876
Ramsay Health Care, Ltd.(1)	1,442	51,728
REA Group, Ltd.(1)	489	60,298
Reece, Ltd.	2,319	35,372
Rio Tinto, Ltd.	3,157	292,331
Santos, Ltd.	27,288	141,884
Scentre Group	41,355	84,216
SEEK, Ltd.	3,291	59,873
Sonic Healthcare, Ltd.	3,588	78,400
South32, Ltd.	38,956	88,104
Stockland	19,317	58,581
Suncorp Group, Ltd.	11,287	106,881
Telstra Group, Ltd.	33,004	89,186
Transurban Group	25,847	241,524
Security	Shares	Value
Australia (continued)
Treasury Wine Estates, Ltd.	6,545	$ 48,155
Vicinity, Ltd.	36,142	50,205
Washington H. Soul Pattinson & Co., Ltd.(1)	1,836	41,016
Wesfarmers, Ltd.	9,808	381,423
Westpac Banking Corp.	30,061	469,026
WiseTech Global, Ltd.(1)	1,460	74,832
Woodside Energy Group, Ltd.	16,497	348,361
Woolworths Group, Ltd.	10,460	265,370
		$ 10,311,019
Austria — 0.2%
Erste Group Bank AG	3,038	$ 123,054
OMV AG	1,381	60,588
Verbund AG	639	59,217
voestalpine AG	996	31,360
		$ 274,219
Belgium — 0.8%
Ageas S.A./NV	1,339	$ 58,207
Anheuser-Busch InBev S.A./NV	7,394	477,269
D'Ieteren Group	195	38,144
Elia Group S.A./NV	260	32,546
Groupe Bruxelles Lambert NV	804	63,317
KBC Group NV	2,053	133,238
Lotus Bakeries NV(1)	4	36,356
Sofina S.A.(1)	155	38,646
Syensqo S.A.(2)	606	63,059
UCB S.A.	1,015	88,479
Umicore S.A.	1,766	48,577
Warehouses De Pauw CVA	1,614	50,806
		$ 1,128,644
Denmark — 3.3%
AP Moller - Maersk A/S, Class A	29	$ 51,512
AP Moller - Maersk A/S, Class B	48	86,401
Carlsberg A/S, Class B	892	111,932
Chr. Hansen Holding A/S	842	70,616
Coloplast A/S, Class B	1,192	136,205
Danske Bank A/S	5,815	155,442
Demant A/S(2)	798	35,000
DSV A/S	1,569	275,684
Genmab A/S(2)	566	180,471
Novo Nordisk A/S, Class B	28,131	2,915,248
Novozymes A/S, Class B	1,837	100,986
Orsted A/S(3)	1,603	88,865
Pandora A/S	768	106,180
ROCKWOOL International A/S, Class B	61	17,847
Tryg A/S	2,723	59,259
Vestas Wind Systems A/S(2)	8,776	277,688
		$ 4,669,336

7
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Finland — 1.1%
Elisa Oyj	1,214	$ 56,122
Fortum Oyj	4,229	61,084
Kesko Oyj, Class B	2,174	43,097
Kone Oyj, Class B	2,878	143,961
Metso Oyj	5,202	52,810
Neste Oyj	3,509	124,744
Nokia Oyj	46,427	158,127
Nordea Bank Abp	28,002	347,641
Orion Oyj, Class B	819	35,489
Sampo Oyj, Class A	3,834	167,976
Stora Enso Oyj, Class R	5,297	73,393
UPM-Kymmene Oyj	4,456	168,083
Wartsila Oyj Abp(1)	3,830	55,663
		$ 1,488,190
France — 11.2%
Accor S.A.	1,612	$ 61,701
Aeroports de Paris S.A.	337	43,727
Air Liquide S.A.	4,484	873,014
Alstom S.A.	2,516	33,929
Amundi S.A.(3)	448	30,558
ArcelorMittal S.A.	4,584	130,094
Arkema S.A.	475	54,111
AXA S.A.	15,597	509,343
BioMerieux	321	35,714
BNP Paribas S.A.	9,119	633,275
Bollore SE	5,422	33,930
Bouygues S.A.	1,786	67,384
Bureau Veritas S.A.	2,318	58,645
Capgemini SE	1,383	289,035
Carrefour S.A.	4,895	89,650
Cie de Saint-Gobain S.A.	3,850	283,927
Cie Generale des Etablissements Michelin SCA	5,994	215,344
Covivio S.A.	345	18,564
Credit Agricole S.A.	9,146	130,026
Danone S.A.	5,563	360,919
Dassault Aviation S.A.	152	30,116
Dassault Systemes SE	5,821	284,922
Edenred SE	2,168	129,743
Eiffage S.A.	595	63,874
Engie S.A.	15,450	272,172
EssilorLuxottica S.A.	2,508	503,603
Eurazeo SE	445	35,384
Eurofins Scientific SE	1,066	69,538
Gecina S.A.	366	44,557
Getlink SE	3,312	60,659
Hermes International SCA	271	576,015
Ipsen S.A.	305	36,383
Kering S.A.	646	286,112
Klepierre S.A.	1,988	54,274
La Francaise des Jeux SAEM(3)	1,007	36,579
Security	Shares	Value
France (continued)
Legrand S.A.	2,329	$ 242,533
L'Oreal S.A.	2,075	1,034,389
LVMH Moet Hennessy Louis Vuitton SE	2,370	1,925,712
Orange S.A.	16,080	183,274
Pernod Ricard S.A.	1,753	309,793
Publicis Groupe S.A.	2,018	187,496
Remy Cointreau S.A.	202	25,766
Renault S.A.	1,531	62,618
Safran S.A.	2,961	522,055
Sanofi	9,816	975,443
Sartorius Stedim Biotech	241	63,909
Schneider Electric SE	4,710	948,152
SEB S.A.	192	24,043
Societe Generale S.A.	6,319	168,119
Sodexo S.A.	722	79,484
Teleperformance SE	483	70,715
Thales S.A.	912	135,042
TotalEnergies SE	19,689	1,338,832
Unibail-Rodamco-Westfield (2)	996	73,668
Veolia Environnement S.A.	5,657	178,799
Vinci S.A.	4,346	546,923
Vivendi SE	5,507	58,952
Worldline S.A.(2)(3)	1,885	32,780
		$ 15,625,318
Germany — 8.5%
adidas AG	1,392	$ 282,864
Allianz SE	3,453	922,784
BASF SE	7,649	411,876
Bayer AG	8,318	308,630
Bayerische Motoren Werke AG	2,699	300,322
Bayerische Motoren Werke AG, PFC Shares	632	62,886
Bechtle AG	660	33,058
Beiersdorf AG	856	128,190
Brenntag SE	1,250	114,884
Carl Zeiss Meditec AG	333	36,248
Commerzbank AG	9,225	109,646
Continental AG	934	79,326
Covestro AG(2)(3)	1,673	97,489
Daimler Truck Holding AG	4,735	177,866
Delivery Hero SE(2)(3)	1,553	42,743
Deutsche Bank AG	16,278	222,213
Deutsche Boerse AG	1,653	340,410
Deutsche Lufthansa AG(2)	4,675	41,562
Deutsche Post AG	8,594	425,369
Deutsche Telekom AG	28,018	673,645
Dr. Ing. h.c. F. Porsche AG, PFC Shares(3)	960	84,554
E.ON SE	19,421	260,922
Evonik Industries AG	1,690	34,525
Fresenius Medical Care AG	1,614	67,479
Fresenius SE & Co. KGaA	3,627	112,421

8
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Germany (continued)
GEA Group AG	1,538	$ 63,941
Hannover Rueck SE	494	118,117
Heidelberg Materials AG	1,195	106,819
HelloFresh SE(2)	1,318	20,780
Henkel AG & Co. KGaA	927	66,511
Henkel AG & Co. KGaA, PFC Shares	1,416	113,906
Infineon Technologies AG	11,233	469,119
Knorr-Bremse AG	597	38,557
LEG Immobilien SE(2)	696	60,907
Mercedes-Benz Group AG	6,858	473,187
Merck KGaA	1,124	178,957
MTU Aero Engines AG	453	97,597
Muenchener Rueckversicherungs-Gesellschaft AG	1,187	492,384
Nemetschek SE	486	41,959
Porsche Automobil Holding SE, PFC Shares	1,286	65,717
Puma SE	797	44,337
Rational AG	41	31,638
Rheinmetall AG	378	119,878
RWE AG	5,447	247,909
SAP SE	9,020	1,388,372
Sartorius AG, PFC Shares	237	87,031
Scout24 SE(3)	615	43,487
Siemens AG	6,569	1,232,405
Siemens Energy AG(2)	4,007	52,958
Siemens Healthineers AG(3)	2,441	141,721
Symrise AG	1,177	129,347
Talanx AG	538	38,448
Volkswagen AG	305	39,911
Volkswagen AG, PFC Shares	1,842	227,038
Vonovia SE	6,303	198,051
Wacker Chemie AG	155	19,542
Zalando SE(2)(3)	1,718	40,673
		$ 11,863,116
Hong Kong — 2.1%
AIA Group, Ltd.	98,566	$ 857,808
BOC Hong Kong Holdings, Ltd.	32,956	89,526
Budweiser Brewing Co. APAC, Ltd.(3)	15,900	29,808
CK Asset Holdings, Ltd.	16,209	81,354
CK Hutchison Holdings, Ltd.	22,847	122,748
CK Infrastructure Holdings, Ltd.	5,604	31,014
CLP Holdings, Ltd.	14,122	116,678
ESR Group, Ltd.(3)	17,000	23,510
Futu Holdings, Ltd. ADR(2)	406	22,180
Galaxy Entertainment Group, Ltd.	18,913	105,929
Hang Lung Properties, Ltd.	14,000	19,464
Hang Seng Bank, Ltd.	6,040	70,520
Henderson Land Development Co., Ltd.	11,806	36,356
HKT Trust & HKT, Ltd.	32,020	38,230
Hong Kong & China Gas Co., Ltd.	96,675	74,129
Hong Kong Exchanges & Clearing, Ltd.	10,306	353,498
Security	Shares	Value
Hong Kong (continued)
Hongkong Land Holdings, Ltd.	9,294	$ 32,325
Jardine Matheson Holdings, Ltd.	1,219	50,177
Link REIT	21,989	123,469
MTR Corp., Ltd.	12,481	48,443
New World Development Co., Ltd.(1)	12,107	18,772
Power Assets Holdings, Ltd.	11,042	64,018
Sands China, Ltd.(2)	19,483	57,026
Sino Land Co., Ltd.	29,433	32,008
SITC International Holdings Co., Ltd.	10,000	17,260
Sun Hung Kai Properties, Ltd.	12,152	131,501
Swire Pacific, Ltd., Class A	3,037	25,722
Swire Properties, Ltd.	8,529	17,265
Techtronic Industries Co., Ltd.	11,525	137,321
WH Group, Ltd.(3)	64,733	41,805
Wharf Holdings, Ltd. (The)(1)	11,000	35,436
Wharf Real Estate Investment Co., Ltd.	13,118	44,345
Xinyi Glass Holdings, Ltd.	14,000	15,725
		$ 2,965,370
Ireland — 1.2%
AIB Group PLC	13,041	$ 55,851
Bank of Ireland Group PLC	9,205	83,567
CRH PLC	6,224	428,331
DCC PLC	788	57,982
Experian PLC	7,838	319,754
Flutter Entertainment PLC(2)	1,492	263,325
James Hardie Industries PLC CDI(2)	3,821	147,322
Kerry Group PLC, Class A	1,337	116,051
Kingspan Group PLC	1,330	114,946
Smurfit Kappa Group PLC	2,162	85,703
		$ 1,672,832
Israel — 0.7%
Azrieli Group, Ltd.	315	$ 20,374
Bank Hapoalim B.M.	11,570	103,940
Bank Leumi Le-Israel B.M.	13,607	109,507
Check Point Software Technologies, Ltd.(2)	835	127,580
CyberArk Software, Ltd.(2)	385	84,334
Elbit Systems, Ltd.	215	45,599
Global-e Online, Ltd.(2)	871	34,518
ICL Group, Ltd.	5,687	28,592
Israel Discount Bank, Ltd., Class A	9,975	49,944
Mizrahi Tefahot Bank, Ltd.	1,288	49,861
Monday.com, Ltd.(2)	255	47,891
Nice, Ltd.(2)	538	106,997
Teva Pharmaceutical Industries, Ltd. ADR(2)	9,925	103,617
Wix.com, Ltd.(2)	433	53,268
		$ 966,022
Italy — 2.3%
Amplifon SpA(1)	989	$ 34,270

9
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Italy (continued)
Assicurazioni Generali SpA	8,763	$ 185,140
Banco BPM SpA	11,286	59,804
Davide Campari-Milano NV(1)	4,861	54,894
DiaSorin SpA(1)	212	21,850
Enel SpA	69,984	520,667
Eni SpA	20,289	344,130
Ferrari NV	1,084	365,965
FinecoBank Banca Fineco SpA	5,458	82,111
Infrastrutture Wireless Italiane SpA(1)(3)	2,913	36,881
Intesa Sanpaolo SpA	133,590	390,937
Leonardo SpA	3,789	62,606
Mediobanca Banca di Credito Finanziario SpA	4,446	55,094
Moncler SpA	1,831	112,734
Nexi SpA(1)(2)(3)	5,767	47,249
Poste Italiane SpA(3)	4,086	46,444
Prysmian SpA	2,303	104,982
Recordati Industria Chimica e Farmaceutica SpA(1)	1,001	53,977
Snam SpA(1)	18,440	94,872
Telecom Italia SpA(2)	67,396	21,928
Tenaris S.A.	4,321	75,156
Terna - Rete Elettrica Nazionale	12,584	104,984
UniCredit SpA	13,749	374,381
		$ 3,251,056
Japan — 22.1%
Advantest Corp.	6,400	$ 215,652
Aeon Co., Ltd.	5,748	128,264
AGC, Inc.	1,556	57,672
Aisin Corp.	1,252	43,646
Ajinomoto Co., Inc.	3,699	142,389
ANA Holdings, Inc.(2)	1,383	29,963
Asahi Group Holdings, Ltd.	4,115	153,228
Asahi Intecc Co., Ltd.(1)	1,600	32,446
Asahi Kasei Corp.	10,370	76,534
Astellas Pharma, Inc.	15,101	179,600
Azbil Corp.	1,000	32,982
Bandai Namco Holdings, Inc.	5,111	102,211
BayCurrent Consulting, Inc.	1,000	35,006
Bridgestone Corp.	4,784	197,586
Brother Industries, Ltd.	1,905	30,337
Canon, Inc.	8,500	218,057
Capcom Co., Ltd.	1,400	45,179
Central Japan Railway Co.	6,295	159,769
Chiba Bank, Ltd. (The)	4,141	29,834
Chubu Electric Power Co., Inc.	5,269	68,030
Chugai Pharmaceutical Co., Ltd.	5,846	220,852
Concordia Financial Group, Ltd.	8,031	36,607
Dai Nippon Printing Co., Ltd.	1,905	56,257
Daifuku Co., Ltd.	2,400	48,394
Dai-ichi Life Insurance Co., Ltd.	8,313	176,343
Daiichi Sankyo Co., Ltd.	15,700	429,814
Security	Shares	Value
Japan (continued)
Daikin Industries, Ltd.	2,258	$ 366,293
Daito Trust Construction Co., Ltd.	516	59,725
Daiwa House Industry Co., Ltd.	5,132	155,142
Daiwa House REIT Investment Corp.	23	41,014
Daiwa Securities Group, Inc.	12,025	80,714
Denso Corp.	14,936	224,224
Dentsu Group, Inc.	1,805	46,214
Disco Corp.	800	197,573
East Japan Railway Co.	2,550	146,785
Eisai Co., Ltd.	2,051	102,122
ENEOS Holdings, Inc.	24,238	96,134
FANUC Corp.	8,210	240,956
Fast Retailing Co., Ltd.	1,500	370,918
Fuji Electric Co., Ltd.	1,041	44,619
FUJIFILM Holdings Corp.	3,127	187,400
Fujitsu, Ltd.	1,552	233,566
GLP J-REIT	42	41,808
Hamamatsu Photonics K.K.	1,151	47,223
Hankyu Hanshin Holdings, Inc.	1,862	59,174
Hikari Tsushin, Inc.	219	36,194
Hirose Electric Co., Ltd.	242	27,331
Hitachi Construction Machinery Co., Ltd.	796	20,954
Hitachi, Ltd.	7,984	574,286
Honda Motor Co., Ltd.	39,503	407,482
Hoshizaki Corp.	1,032	37,699
HOYA Corp.	3,023	376,482
Hulic Co., Ltd.	3,540	36,979
Ibiden Co., Ltd.	1,000	55,166
Idemitsu Kosan Co., Ltd.	8,420	45,724
Iida Group Holdings Co., Ltd.	1,100	16,430
INPEX Corp.	8,091	108,272
Isuzu Motors, Ltd.	5,255	67,367
ITOCHU Corp.	10,148	413,428
Japan Airlines Co., Ltd.	1,320	25,931
Japan Exchange Group, Inc.	4,118	86,912
Japan Metropolitan Fund Investment Corp.	59	42,586
Japan Post Bank Co., Ltd.	12,600	128,229
Japan Post Holdings Co., Ltd.	18,700	166,944
Japan Post Insurance Co., Ltd.	1,800	31,951
Japan Real Estate Investment Corp.	10	41,370
Japan Tobacco, Inc.	10,234	264,295
JFE Holdings, Inc.	5,225	80,837
JSR Corp.	1,459	41,515
Kajima Corp.	3,581	59,710
Kansai Electric Power Co., Inc. (The)	6,178	81,995
Kao Corp.	4,101	168,574
Kawasaki Kisen Kaisha, Ltd.(1)	1,200	51,356
KDDI Corp.	12,767	404,950
KDX Realty Investment Corp.	40	45,561
Keisei Electric Railway Co., Ltd.	1,005	47,427
Keyence Corp.	1,660	729,331

10
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Kikkoman Corp.	1,201	$ 73,389
Kintetsu Group Holdings Co., Ltd.	1,346	42,647
Kirin Holdings Co., Ltd.	6,326	92,613
Kobe Bussan Co., Ltd.	1,400	41,357
Koei Tecmo Holdings Co., Ltd.	1,040	11,848
Koito Manufacturing Co., Ltd.	1,494	23,215
Komatsu, Ltd.	8,146	211,986
Konami Group Corp.	751	39,231
Kose Corp.	308	23,022
Kubota Corp.	8,711	130,735
Kyocera Corp.	10,992	160,044
Kyowa Kirin Co., Ltd.	2,344	39,330
Lasertec Corp.	700	183,769
LY Corp.	24,517	86,699
M3, Inc.	3,458	57,065
Makita Corp.	1,748	48,079
Marubeni Corp.	12,033	189,454
MatsukiyoCocokara & Co.	2,700	47,720
Mazda Motor Corp.	4,510	48,208
McDonald's Holdings Co. (Japan), Ltd.	877	37,989
MEIJI Holdings Co., Ltd.	2,234	53,066
MINEBEA MITSUMI, Inc.	2,859	58,518
MISUMI Group, Inc.	2,280	38,495
Mitsubishi Chemical Group Corp.	10,822	66,156
Mitsubishi Corp.	29,370	467,842
Mitsubishi Electric Corp.	16,960	239,883
Mitsubishi Estate Co., Ltd.	10,068	138,013
Mitsubishi HC Capital, Inc.	6,166	41,311
Mitsubishi Heavy Industries, Ltd.	2,744	159,767
Mitsubishi UFJ Financial Group, Inc.(4)	98,876	848,567
Mitsui & Co., Ltd.	11,275	422,406
Mitsui Chemicals, Inc.	1,475	43,619
Mitsui Fudosan Co., Ltd.	7,631	186,576
Mitsui OSK Lines, Ltd.	3,100	99,108
Mizuho Financial Group, Inc.	20,600	351,391
MonotaRO Co., Ltd.	1,800	19,586
MS&AD Insurance Group Holdings, Inc.	3,628	142,649
Murata Manufacturing Co., Ltd.	14,742	311,528
NEC Corp.	2,055	121,422
Nexon Co., Ltd.	3,150	57,296
Nidec Corp.	3,528	142,203
Nintendo Co., Ltd.	9,010	468,825
Nippon Building Fund, Inc.(1)	12	51,947
NIPPON EXPRESS HOLDINGS, Inc.	576	32,682
Nippon Paint Holdings Co., Ltd.	8,390	67,677
Nippon Prologis REIT, Inc.(1)	22	42,301
Nippon Sanso Holdings Corp.	1,324	35,354
Nippon Steel Corp.(1)	7,275	166,188
Nippon Telegraph & Telephone Corp.	255,400	311,865
Nippon Yusen KK	4,000	123,534
Nissan Chemical Corp.	1,047	40,769
Security	Shares	Value
Japan (continued)
Nissan Motor Co., Ltd.	20,543	$ 80,322
Nissin Foods Holdings Co., Ltd.	1,794	62,646
Nitori Holdings Co., Ltd.	716	96,142
Nitto Denko Corp.	1,270	94,774
Nomura Holdings, Inc.	24,957	112,396
Nomura Real Estate Holdings, Inc.	870	22,829
Nomura Real Estate Master Fund, Inc.	40	46,781
Nomura Research Institute, Ltd.	3,400	98,745
NTT Data Group Corp.	5,030	71,102
Obayashi Corp.	5,320	45,956
Obic Co., Ltd.	560	96,351
Odakyu Electric Railway Co., Ltd.	2,305	35,100
Oji Holdings Corp.	6,573	25,266
Olympus Corp.	10,876	156,987
Omron Corp.	1,463	68,078
Ono Pharmaceutical Co., Ltd.	3,505	62,352
Open House Group Co., Ltd.	600	17,747
Oracle Corp. Japan	289	22,247
Oriental Land Co., Ltd.	9,520	353,842
ORIX Corp.	10,002	187,849
Osaka Gas Co., Ltd.	3,023	63,104
Otsuka Corp.	864	35,558
Otsuka Holdings Co., Ltd.	3,452	129,094
Pan Pacific International Holdings Corp.	3,436	81,792
Panasonic Corp.	18,347	180,673
Rakuten Group, Inc.	13,100	58,404
Recruit Holdings Co., Ltd.	12,457	520,841
Renesas Electronics Corp.(2)	12,900	230,664
Resona Holdings, Inc.	18,911	95,866
Ricoh Co., Ltd.	4,735	36,263
Rohm Co., Ltd.	2,828	53,989
SBI Holdings, Inc.	1,875	42,081
SCSK Corp.	1,200	23,758
Secom Co., Ltd.	1,848	132,946
Seiko Epson Corp.	2,252	33,624
Sekisui Chemical Co., Ltd.	2,964	42,631
Sekisui House, Ltd.	4,950	109,723
Seven & i Holdings Co., Ltd.	6,526	258,100
SG Holdings Co., Ltd.	2,600	37,273
Sharp Corp.(2)	1,524	10,847
Shimadzu Corp.	1,814	50,580
Shimano, Inc.	650	100,129
Shimizu Corp.	4,127	27,376
Shin-Etsu Chemical Co., Ltd.	15,625	653,487
Shionogi & Co., Ltd.	2,221	106,892
Shiseido Co., Ltd.	3,274	98,686
Shizuoka Financial Group, Inc.	3,925	33,190
SMC Corp.	479	256,234
SoftBank Corp.	25,000	311,543
SoftBank Group Corp.	8,784	387,712
Sompo Holdings, Inc.	2,499	122,272

11
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Japan (continued)
Sony Group Corp.	10,880	$ 1,029,605
Square Enix Holdings Co., Ltd.	700	25,095
Subaru Corp.	5,328	97,180
Sumco Corp.	2,700	40,390
Sumitomo Chemical Co., Ltd.	9,834	23,904
Sumitomo Corp.	9,225	200,751
Sumitomo Electric Industries, Ltd.	5,990	76,005
Sumitomo Metal Mining Co., Ltd.	1,920	57,020
Sumitomo Mitsui Financial Group, Inc.	10,797	525,380
Sumitomo Mitsui Trust Holdings, Inc.	5,564	106,561
Sumitomo Realty & Development Co., Ltd.	2,568	76,100
Suntory Beverage & Food, Ltd.	1,117	36,727
Suzuki Motor Corp.	3,078	131,174
Sysmex Corp.	1,493	82,997
T&D Holdings, Inc.	4,306	68,360
Taisei Corp.	1,549	52,895
Takeda Pharmaceutical Co., Ltd.	13,724	393,577
TDK Corp.	3,465	164,325
Terumo Corp.	5,818	190,254
TIS, Inc.	1,900	41,761
Tobu Railway Co., Ltd.	1,573	42,203
Toho Co., Ltd.	856	28,899
Tokio Marine Holdings, Inc.	15,700	390,945
Tokyo Electric Power Co. Holdings, Inc.(2)	14,200	74,310
Tokyo Electron, Ltd.	4,037	717,536
Tokyo Gas Co., Ltd.	3,462	79,414
Tokyu Corp.	4,384	53,454
TOPPAN Holdings, Inc.	2,074	57,760
Toray Industries, Inc.	12,262	63,517
Tosoh Corp.	2,400	30,595
TOTO, Ltd.	1,143	30,026
Toyota Industries Corp.	1,261	102,507
Toyota Motor Corp.	91,050	1,668,374
Toyota Tsusho Corp.	1,765	103,574
Trend Micro, Inc.	1,144	61,055
Unicharm Corp.	3,514	127,092
USS Co., Ltd.	1,635	32,825
West Japan Railway Co.	1,778	74,086
Yakult Honsha Co., Ltd.	1,992	44,716
Yamaha Corp.	1,109	25,545
Yamaha Motor Co., Ltd.	7,062	62,840
Yamato Holdings Co., Ltd.	2,364	43,624
Yaskawa Electric Corp.(1)	2,183	90,861
Yokogawa Electric Corp.	2,228	42,350
Zensho Holdings Co., Ltd.	900	47,092
ZOZO, Inc.(1)	1,007	22,727
		$ 30,971,300
Netherlands — 6.0%
ABN AMRO Bank NV GDR(3)	4,445	$ 66,846
Adyen NV(1)(2)(3)	190	245,279
Security	Shares	Value
Netherlands (continued)
Aegon, Ltd.(1)	14,912	$ 86,699
AerCap Holdings NV(2)	1,790	133,033
Airbus SE	5,136	793,452
Akzo Nobel NV	1,395	115,515
Argenx SE(2)(5)	357	135,791
Argenx SE(2)(5)	160	60,859
ASM International NV	415	215,997
ASML Holding NV	3,476	2,623,989
ASR Nederland NV	1,436	67,837
BE Semiconductor Industries NV	684	103,268
DSM BV(2)	1,407	145,105
Euronext NV(3)	670	58,227
EXOR NV	907	90,788
Ferrovial SE	4,354	158,925
Heineken Holding NV	1,138	96,359
Heineken NV	2,446	248,512
IMCD NV	521	90,739
ING Groep NV	31,511	472,493
JDE Peet's NV(1)	904	24,311
Koninklijke Ahold Delhaize NV	8,330	239,666
Koninklijke KPN NV	27,657	95,282
Koninklijke Philips NV	6,757	158,129
NN Group NV	2,209	87,302
OCI NV	827	23,968
Prosus NV	12,521	372,679
QIAGEN NV(2)	1,832	79,649
Randstad NV	975	61,191
Stellantis NV	18,914	443,167
STMicroelectronics NV	5,961	298,998
Universal Music Group NV	7,126	203,427
Wolters Kluwer NV(1)	2,176	309,578
		$ 8,407,060
New Zealand — 0.2%
Auckland International Airport, Ltd.	10,509	$ 58,462
Fisher & Paykel Healthcare Corp., Ltd.	5,027	74,970
Mercury NZ, Ltd.	4,492	18,737
Meridian Energy, Ltd.	9,757	34,166
Spark New Zealand, Ltd.	17,151	56,148
Xero, Ltd.(2)	1,172	89,410
		$ 331,893
Norway — 0.7%
Adevinta ASA(2)	3,477	$ 38,413
Aker BP ASA	2,840	82,495
DNB Bank ASA	8,051	171,174
Equinor ASA	7,866	249,289
Gjensidige Forsikring ASA	1,602	29,563
Kongsberg Gruppen ASA	706	32,321
Mowi ASA	4,265	76,377
Norsk Hydro ASA	11,660	78,374

12
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Norway (continued)
Orkla ASA	6,067	$ 47,115
Salmar ASA	718	40,212
Telenor ASA	6,162	70,719
Yara International ASA	1,402	49,808
		$ 965,860
Portugal — 0.2%
EDP - Energias de Portugal S.A.	27,140	$ 136,596
Galp Energia SGPS S.A.	4,476	65,858
Jeronimo Martins SGPS S.A.	2,358	60,012
		$ 262,466
Singapore — 1.4%
CapitaLand Ascendas REIT	33,831	$ 77,560
CapitaLand Integrated Commercial Trust	44,866	69,937
CapitaLand Investment, Ltd.	21,648	51,758
City Developments, Ltd.	3,871	19,490
DBS Group Holdings, Ltd.	15,348	388,133
Genting Singapore, Ltd.	48,954	37,081
Grab Holdings, Ltd., Class A(2)	15,368	51,790
Jardine Cycle & Carriage, Ltd.	1,000	22,537
Keppel Corp., Ltd.	11,828	63,289
Mapletree Logistics Trust	33,000	43,451
Mapletree Pan Asia Commercial Trust	19,300	22,929
Oversea-Chinese Banking Corp., Ltd.	29,336	288,649
SEA, Ltd. ADR(2)	3,203	129,721
Seatrium, Ltd.(2)	390,637	34,880
Sembcorp Industries, Ltd.	8,600	34,568
Singapore Airlines, Ltd.	13,300	66,039
Singapore Exchange, Ltd.	6,600	49,100
Singapore Technologies Engineering, Ltd.	13,218	38,923
Singapore Telecommunications, Ltd.	72,791	136,265
United Overseas Bank, Ltd.	10,814	233,401
UOL Group, Ltd.(1)	3,470	16,484
Wilmar International, Ltd.	15,000	40,521
		$ 1,916,506
Spain — 2.6%
Acciona S.A.	193	$ 28,418
ACS Actividades de Construccion y Servicios S.A.	2,013	89,407
Aena SME S.A.(3)	627	113,807
Amadeus IT Group S.A.	3,914	281,110
Banco Bilbao Vizcaya Argentaria S.A.	51,187	466,532
Banco Santander S.A.	138,547	579,498
CaixaBank S.A.	34,761	143,157
Cellnex Telecom S.A.(2)(3)	4,887	192,416
Corp. ACCIONA Energias Renovables S.A.(1)	642	19,925
EDP Renovaveis S.A.(1)	2,808	57,483
Enagas S.A.(1)	1,961	33,081
Endesa S.A.(1)	2,524	51,492
Grifols S.A.(1)(2)	2,499	42,751
Security	Shares	Value
Spain (continued)
Iberdrola S.A.	51,635	$ 677,285
Industria de Diseno Textil S.A.	9,515	415,178
Naturgy Energy Group S.A.(1)	1,110	33,108
Redeia Corp. S.A.	3,451	56,868
Repsol S.A.	11,027	163,574
Telefonica S.A.	43,943	171,812
		$ 3,616,902
Sweden — 3.2%
Alfa Laval AB	2,523	$ 101,006
Assa Abloy AB, Class B	8,665	249,718
Atlas Copco AB, Class A	22,955	395,540
Atlas Copco AB, Class B	14,338	212,720
Beijer Ref AB(1)	3,714	49,838
Boliden AB	2,485	77,779
Epiroc AB, Class A	6,271	126,228
Epiroc AB, Class B	3,326	58,331
EQT AB(1)	3,014	85,337
Essity AB, Class B	5,088	126,092
Evolution AB(3)	1,522	181,286
Fastighets AB Balder, Class B(1)(2)	4,764	33,786
Getinge AB, Class B	1,789	39,837
H & M Hennes & Mauritz AB, Class B	5,635	98,838
Hexagon AB, Class B	18,160	218,125
Holmen AB, Class B	733	30,960
Husqvarna AB, Class B(1)	3,160	26,065
Industrivarden AB, Class A	1,318	43,090
Industrivarden AB, Class C(1)	1,343	43,822
Indutrade AB	2,126	55,409
Investment AB Latour, Class B(1)	1,245	32,477
Investor AB, Class B	14,616	338,941
L E Lundbergforetagen AB, Class B	593	32,293
Lifco AB, Class B	1,823	44,756
Nibe Industrier AB, Class B(1)	12,254	86,053
Saab AB, Class B	670	40,377
Sagax AB, Class B	1,940	53,398
Sandvik AB	8,884	193,008
Securitas AB, Class B(1)	3,793	37,187
Skandinaviska Enskilda Banken AB, Class A	14,068	194,148
Skanska AB, Class B	2,734	49,533
SKF AB, Class B	3,034	60,803
Svenska Cellulosa AB SCA, Class B	5,434	81,632
Svenska Handelsbanken AB, Class A	12,835	139,483
Swedbank AB, Class A	7,220	145,971
Swedish Orphan Biovitrum AB(2)	1,899	50,410
Tele2 AB, Class B	4,405	37,864
Telefonaktiebolaget LM Ericsson, Class B	25,126	158,122
Telia Co. AB	21,130	53,912
Volvo AB, Class A	1,836	48,713
Volvo AB, Class B	13,382	348,200

13
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Sweden (continued)
Volvo Car AB, Class B(1)(2)	4,658	$ 15,107
		$ 4,496,195
Switzerland — 10.4%
ABB, Ltd.	13,842	$ 614,559
Adecco Group AG	1,241	60,950
Alcon, Inc.	4,324	338,292
Avolta AG(2)	817	32,166
Bachem Holding AG(1)	223	17,269
Baloise Holding AG	374	58,639
Banque Cantonale Vaudoise(1)	289	37,272
Barry Callebaut AG	29	48,957
BKW AG	204	36,285
Chocoladefabriken Lindt & Spruengli AG	1	121,319
Chocoladefabriken Lindt & Spruengli AG PC	8	96,029
Cie Financiere Richemont S.A., Class A	4,467	617,000
Clariant AG	1,727	25,516
Coca-Cola HBC AG	1,983	58,227
EMS-Chemie Holding AG	68	55,136
Geberit AG	295	189,366
Givaudan S.A.	80	331,737
Glencore PLC	89,060	535,344
Helvetia Holding AG(1)	307	42,331
Holcim AG	4,512	354,379
Julius Baer Group, Ltd.	1,806	101,313
Kuehne + Nagel International AG	467	161,160
Logitech International S.A.	1,464	139,209
Lonza Group AG	638	268,972
Nestle S.A.	23,020	2,668,475
Novartis AG	17,630	1,780,815
Partners Group Holding AG	198	286,298
Roche Holding AG	297	92,285
Roche Holding AG PC	6,044	1,756,952
Sandoz Group AG(2)	3,467	111,547
Schindler Holding AG	214	50,821
Schindler Holding AG PC	410	102,645
SGS S.A.	1,250	107,913
SIG Group AG	2,537	58,430
Sika AG	1,324	431,725
Sonova Holding AG	446	145,863
Straumann Holding AG	937	151,422
Swatch Group AG (The)	266	72,376
Swatch Group AG (The), Bearer Shares	458	24,013
Swiss Life Holding AG	257	178,603
Swiss Prime Site AG	664	70,944
Swiss Re AG	2,597	292,242
Swisscom AG	217	130,606
Temenos AG	527	49,110
UBS Group AG	28,345	880,440
VAT Group AG(3)	243	122,049
Security	Shares	Value
Switzerland (continued)
Zurich Insurance Group AG	1,253	$ 655,102
		$ 14,562,103
United Kingdom — 13.7%
3i Group PLC	8,278	$ 254,793
abrdn PLC(1)	16,252	36,950
Admiral Group PLC	2,376	81,232
Anglo American PLC	11,023	275,869
Antofagasta PLC	3,642	77,873
Ashtead Group PLC	3,674	255,369
Associated British Foods PLC	2,930	88,307
AstraZeneca PLC	13,308	1,795,114
Auto Trader Group PLC(3)	7,242	66,530
Aviva PLC	24,466	135,381
BAE Systems PLC	26,408	373,784
Barclays PLC	129,352	253,280
Barratt Developments PLC	8,311	59,536
Berkeley Group Holdings PLC	842	50,268
BP PLC	147,959	877,111
British American Tobacco PLC	18,071	528,743
BT Group PLC	51,425	81,024
Bunzl PLC	2,874	116,786
Burberry Group PLC	3,124	56,347
Centrica PLC	46,635	83,603
Coca-Cola Europacific Partners PLC	1,816	121,200
Compass Group PLC	14,720	402,788
Croda International PLC	1,153	74,165
Diageo PLC	19,262	699,117
Endeavour Mining PLC	1,535	34,347
Entain PLC	5,560	70,118
GSK PLC	35,336	652,627
Haleon PLC	47,292	193,626
Halma PLC	3,122	90,775
Hargreaves Lansdown PLC	2,659	24,851
Hikma Pharmaceuticals PLC	1,223	27,869
HSBC Holdings PLC	167,987	1,359,008
Imperial Brands PLC	7,378	169,899
Informa PLC	11,924	118,601
InterContinental Hotels Group PLC	1,394	125,705
Intertek Group PLC	1,359	73,572
J Sainsbury PLC	12,875	49,639
JD Sports Fashion PLC	24,647	52,013
Kingfisher PLC	15,641	48,462
Land Securities Group PLC	5,555	49,853
Legal & General Group PLC	49,900	159,465
Lloyds Banking Group PLC	549,195	333,106
London Stock Exchange Group PLC	3,602	425,798
M&G PLC	18,709	52,949
Melrose Industries PLC	11,981	86,603
Mondi PLC	4,019	78,631
National Grid PLC	31,367	422,555

14
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
United Kingdom (continued)
NatWest Group PLC	50,702	$ 141,226
Next PLC	1,061	109,681
Ocado Group PLC(1)(2)	5,284	51,043
Pearson PLC	5,942	72,985
Persimmon PLC	3,000	53,029
Phoenix Group Holdings PLC	5,688	38,730
Prudential PLC	23,607	266,350
Reckitt Benckiser Group PLC	6,216	428,925
RELX PLC	16,397	650,531
Rentokil Initial PLC	20,702	116,682
Rio Tinto PLC	9,763	726,182
Rolls-Royce Holdings PLC(2)	72,810	277,724
Sage Group PLC (The)	8,809	131,508
Schroders PLC	7,870	43,031
Segro PLC	9,587	108,115
Severn Trent PLC	2,446	80,435
Shell PLC	57,102	1,869,181
Smith & Nephew PLC	7,432	102,094
Smiths Group PLC	2,687	60,311
Spirax-Sarco Engineering PLC	595	79,608
SSE PLC	9,487	223,950
St. James's Place PLC	4,594	39,969
Standard Chartered PLC	20,383	172,973
Taylor Wimpey PLC	27,593	51,652
Tesco PLC	59,499	220,427
Unilever PLC	21,501	1,040,885
United Utilities Group PLC	5,449	73,607
Vodafone Group PLC	198,463	173,326
Whitbread PLC	1,787	83,198
Wise PLC, Class A(2)	5,095	56,664
WPP PLC	9,670	92,367
		$ 19,181,631
Total Common Stocks (identified cost $89,402,924)		$138,927,038

Short-Term Investments — 1.2%
Affiliated Fund — 0.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	544,207	$ 544,207
Total Affiliated Fund (identified cost $544,207)		$ 544,207
Securities Lending Collateral — 0.8%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	1,131,014	$ 1,131,014
Total Securities Lending Collateral (identified cost $1,131,014)		$ 1,131,014
Total Short-Term Investments (identified cost $1,675,221)		$ 1,675,221

Total Investments — 100.5% (identified cost $91,078,145)	$ 140,602,259
Other Assets, Less Liabilities — (0.5)%	$ (713,218)
Net Assets — 100.0%	$ 139,889,041

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $2,802,352.
(2)	Non-income producing security.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2023, the aggregate value of these securities is $1,911,586 or 1.4% of the Fund's net assets.
(4)	Represents an investment in an issuer that may be deemed to be an affiliate (see Note 8).
(5)	Securities are traded on separate exchanges for the same entity.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

15
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Schedule of Investments — continued

At December 31, 2023, the concentration of the Fund’s investments in the various sectors, determined as a percentage of net assets, was as follows:
Economic Sectors	% of Net Assets
Financials	18.9%
Industrials	16.3
Health Care	12.7
Consumer Discretionary	11.7
Consumer Staples	9.3
Information Technology	8.5
Materials	7.7
Energy	4.3
Communication Services	4.1
Utilities	3.4
Real Estate	2.4
Total	99.3%

Abbreviations:
ADR	– American Depositary Receipt
CDI	– CHESS Depositary Interest
GDR	– Global Depositary Receipt
PC	– Participation Certificate
PFC Shares	– Preference Shares
16
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $90,045,036) - including $2,802,352 of securities on loan	$ 139,209,485
Investments in securities of affiliated issuers, at value (identified cost $1,033,109)	1,392,774
Cash	149
Cash denominated in foreign currency, at value (cost $101,445)	102,477
Receivable for capital shares sold	66,741
Dividends receivable	105,974
Dividends receivable - affiliated	2,262
Securities lending income receivable	649
Tax reclaims receivable	360,958
Receivable from affiliate	26,117
Directors' deferred compensation plan	26,107
Total assets	$141,293,693
Liabilities
Payable for capital shares redeemed	$ 53,764
Deposits for securities loaned	1,131,014
Payable to affiliates:
Investment advisory fee	34,516
Administrative fee	13,833
Distribution fees	8,213
Sub-transfer agency fee	150
Directors' deferred compensation plan	26,107
Accrued expenses	137,055
Total liabilities	$ 1,404,652
Net Assets	$139,889,041
Sources of Net Assets
Paid-in capital	$ 96,483,909
Distributable earnings	43,405,132
Net Assets	$139,889,041
Class I Shares
Net Assets	$ 89,330,661
Shares Outstanding	936,502
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 95.39
Class F Shares
Net Assets	$ 50,558,380
Shares Outstanding	534,438
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 94.60
17
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $382,323)	$ 3,760,596
Dividend income - affiliated issuers (net of foreign taxes withheld of $2,480)	40,137
Securities lending income, net	22,222
Total investment income	$ 3,822,955
Expenses
Investment advisory fee	$ 376,894
Administrative fee	150,757
Distribution fees:
Class F	82,278
Directors' fees and expenses	5,285
Custodian fees	43,642
Transfer agency fees and expenses	110,194
Accounting fees	49,427
Professional fees	62,194
Reports to shareholders	15,034
Licensing fees	61,200
Miscellaneous	12,362
Total expenses	$ 969,267
Waiver and/or reimbursement of expenses by affiliates	$ (281,601)
Net expenses	$ 687,666
Net investment income	$ 3,135,289
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (1,006,430)
Investment securities - affiliated issuers	4,921
Foreign currency transactions	(8,235)
Net realized loss	$ (1,009,744)
Change in unrealized appreciation (depreciation):
Investment securities	$ 18,178,568
Investment securities - affiliated issuers	173,571
Foreign currency	22,191
Net change in unrealized appreciation (depreciation)	$18,374,330
Net realized and unrealized gain	$17,364,586
Net increase in net assets from operations	$20,499,875
18
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,135,289	$ 3,033,039
Net realized gain (loss)	(1,009,744)	254,627
Net change in unrealized appreciation (depreciation)	18,374,330	(21,903,019)
Net increase (decrease) in net assets from operations	$ 20,499,875	$ (18,615,353)
Distributions to shareholders:
Class I	$ (2,519,792)	$ (3,039,467)
Class F	(1,343,635)	(1,061,521)
Total distributions to shareholders	$ (3,863,427)	$ (4,100,988)
Capital share transactions:
Class I	$ (4,124,981)	$ (6,048,571)
Class F	13,514,254	7,544,216
Net increase in net assets from capital share transactions	$ 9,389,273	$ 1,495,645
Net increase (decrease) in net assets	$ 26,025,721	$ (21,220,696)
Net Assets
At beginning of year	$ 113,863,320	$ 135,084,016
At end of year	$139,889,041	$113,863,320
19
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Financial Highlights

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 83.54	$102.12	$ 93.77	$ 90.02	$ 76.31
Income (Loss) From Operations
Net investment income(1)	$ 2.32	$ 2.38	$ 2.53	$ 1.69	$ 2.43
Net realized and unrealized gain (loss)	12.27	(17.84)	7.63	4.89	13.55
Total income (loss) from operations	$ 14.59	$ (15.46)	$ 10.16	$ 6.58	$ 15.98
Less Distributions
From net investment income	$ (2.74)	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)
Total distributions	$ (2.74)	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)
Net asset value — End of year	$ 95.39	$ 83.54	$ 102.12	$ 93.77	$ 90.02
Total Return(2)	17.77%	(14.58)%	10.88%	7.78%	21.26%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$89,331	$82,015	$105,721	$105,165	$115,803
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.71%	0.72%	0.64%	0.74%	0.68%
Net expenses	0.48% (4)	0.48% (4)	0.48%	0.48%	0.48%
Net investment income	2.56%	2.74%	2.51%	2.05%	2.87%
Portfolio Turnover	7%	11%	8%	9%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
20
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 83.04	$101.73	$ 93.60	$ 90.04	$ 76.49
Income (Loss) From Operations
Net investment income(1)	$ 2.11	$ 2.13	$ 2.32	$ 1.49	$ 2.14
Net realized and unrealized gain (loss)	12.19	(17.70)	7.62	4.90	13.68
Total income (loss) from operations	$ 14.30	$ (15.57)	$ 9.94	$ 6.39	$ 15.82
Less Distributions
From net investment income	$ (2.74)	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)
Total distributions	$ (2.74)	$ (3.12)	$ (1.81)	$ (2.83)	$ (2.27)
Net asset value — End of year	$ 94.60	$ 83.04	$101.73	$ 93.60	$ 90.04
Total Return(2)	17.53%	(14.75)%	10.66%	7.56%	21.00%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$50,558	$31,849	$ 29,363	$18,951	$13,038
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.91%	0.92%	0.84%	0.94%	0.88%
Net expenses	0.68% (4)	0.68% (4)	0.68%	0.68%	0.69%
Net investment income	2.35%	2.48%	2.31%	1.80%	2.52%
Portfolio Turnover	7%	11%	8%	9%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
21
See Notes to Financial Statements.

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP EAFE International Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund's Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
22

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks:
Australia	$ —	$ 10,311,019	$ —	$ 10,311,019
Austria	—	274,219	—	274,219
Belgium	63,059	1,065,585	—	1,128,644
Denmark	—	4,669,336	—	4,669,336
Finland	—	1,488,190	—	1,488,190
France	—	15,625,318	—	15,625,318
Germany	—	11,863,116	—	11,863,116
Hong Kong	22,180	2,943,190	—	2,965,370
Ireland	—	1,672,832	—	1,672,832
Israel	451,208	514,814	—	966,022
Italy	—	3,251,056	—	3,251,056
Japan	—	30,971,300	—	30,971,300
Netherlands	133,033	8,274,027	—	8,407,060
New Zealand	—	331,893	—	331,893
Norway	—	965,860	—	965,860
Portugal	—	262,466	—	262,466
Singapore	181,511	1,734,995	—	1,916,506
Spain	—	3,616,902	—	3,616,902
Sweden	—	4,496,195	—	4,496,195
Switzerland	111,547	14,450,556	—	14,562,103
United Kingdom	121,200	19,060,431	—	19,181,631
Total Common Stocks	$1,083,738	$137,843,300 (1)	$ —	$138,927,038
Short-Term Investments:
Affiliated Fund	$ 544,207	$ —	$ —	$ 544,207
Securities Lending Collateral	1,131,014	—	—	1,131,014
Total Investments	$2,758,959	$137,843,300	$ —	$140,602,259

(1)	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. In consideration of recent decisions rendered by European courts, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in certain European Union countries. These filings are subject to various administrative and judicial proceedings within these countries. Due to the uncertainty as to the ultimate resolution of these proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment, no amounts are reflected in the financial statements for such outstanding reclaims.
Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Foreign Currency Transactions— The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and
23

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $376,894.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $538 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.68% for Class F of such class's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $281,063.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $150,757.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.20% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $82,278 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $2,290 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the
24

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $106,869  and are included in transfer agency fees and expenses on the Statement of Operations.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $16,274,840 and $8,275,067, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$3,863,427	$4,100,988
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 4,202,727
Deferred capital losses	(4,777,188)
Net unrealized appreciation	43,979,593
Distributable earnings	$43,405,132
At December 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $4,777,188 which would reduce the Fund's taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund's next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2023, $233,743 are short-term and $4,543,445 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$96,638,040
Gross unrealized appreciation	$ 50,177,491
Gross unrealized depreciation	(6,213,272)
Net unrealized appreciation	$43,964,219
25

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $2,802,352 and the total value of collateral received was $2,960,184, comprised of cash of $1,131,014 and U.S. government and/or agencies securities of $1,829,170.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$1,131,014	$ —	$ —	$ —	$1,131,014
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings outstanding pursuant to its line of credit at December 31, 2023. The Fund did not have any significant borrowings or allocated fees during the year ended December 31, 2023.
26

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

8  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in issuers and funds that may be deemed to be affiliated was $1,392,774, which represents 1.0% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks
Mitsubishi UFJ Financial Group, Inc.	$643,655	$ 85,580	$ (59,160)	$ 4,921	$ 173,571	$ 848,567	$ 22,322	98,876
Short-Term Investments
Liquidity Fund	2,307	14,904,137	(14,362,237)	—	—	544,207	17,815	544,207
Total				$4,921	$173,571	$1,392,774	$40,137
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	75,329	$ 6,805,453	86,079	$ 7,342,175
Reinvestment of distributions	28,913	2,519,792	43,089	3,039,467
Shares redeemed	(149,435)	(13,450,226)	(182,725)	(16,430,213)
Net decrease	(45,193)	$ (4,124,981)	(53,557)	$ (6,048,571)
Class F
Shares sold	196,157	$ 17,629,462	119,266	$ 10,114,346
Reinvestment of distributions	15,539	1,343,635	15,134	1,061,521
Shares redeemed	(60,793)	(5,458,843)	(39,499)	(3,631,651)
Net increase	150,903	$ 13,514,254	94,901	$ 7,544,216
At December 31, 2023, separate accounts of an insurance company owned 55.9% of the value of the outstanding shares of the Fund.
10  Risks and Uncertainties
Risks Associated with Foreign Investments
Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.
27

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP EAFE International Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP EAFE International Index Portfolio (the “Fund”) (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
28

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Fund designates approximately $3,766,757, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Foreign Tax Credit. For the fiscal year ended December 31, 2023, the Fund paid foreign taxes of $315,105 and recognized foreign source income of $4,194,589.
29

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

30

Calvert
VP EAFE International Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
31

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

32

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
33

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
34

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24227     12.31.23

Calvert
VP Investment Grade Bond Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Investment Grade Bond Index Portfolio

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For fixed-income investors, the dominant events during the 12-month period ended December 31, 2023, were four interest rate hikes by the U.S. Federal Reserve (the Fed), followed by an end-of-year halt to rising rates, and the prospect of rate cuts as early as March 2024.
While the Fed’s campaign to tamp down inflation led to negative performance for government bonds until later in the period, corporate bond returns were positive throughout the calendar year buoyed by the very factors that were fueling inflation: low unemployment, strong job creation, and robust consumer spending.
By the summer of 2023, many economists and market observers came around to the view that the Fed might be able to accomplish what had seldom, if ever, been done before: Raise interest rates significantly to lower inflation and still bring the U.S. economy in for a soft landing without a recession.
However, one persistent cloud over fixed-income markets during much of the period was a fear that even after the Fed finished raising the federal funds rate, America’s central bank might leave rates elevated for an extended time. From August to October 2023, longer-term interest rates rose dramatically as investor expectations of how high rates might go -- and how long rates might stay there -- seemed to get higher and longer.
This fear was largely dispelled during the last two months of the period when data showed inflation falling faster than anticipated. In December 2023, the Fed announced that its current round of rate hikes were done and, subsequently, there could be as many as three rate cuts in 2024. This sharp turnaround led to a strong rebound in bond markets that produced substantial positive returns in all major fixed-income markets during the period.
U.S. Treasurys -- one of the worst-performing major fixed-income asset classes during the Fed’s monetary-tightening cycle -- finished in positive territory, with the Bloomberg U.S. Treasury Index returning 4.05% for the full period.
Meanwhile, the Bloomberg U.S. Corporate Bond Index, returned 8.52% during the period.
Elsewhere, high yield bonds were the standout performer among major fixed-income asset classes during the period, with the Bloomberg U.S. Corporate High Yield Index returning 13.44%. With a strong U.S. economy helping keep bond defaults low and a recession looking increasingly remote, investors gravitated toward riskier investments with greater yields.
Asset-backed securities benefited from strong consumer balance sheets as well as steady consumer spending during the period, with the Bloomberg U.S. Asset-Backed Securities Index returning 5.54%.
Mortgage-backed securities (MBS), which had posted negative returns during much of the period, underwent a resurgence in the final months.
MBS performance had weakened during the period as the Fed gradually reduced its MBS holdings as part of its quantitative tightening program. In addition, several regional banks -- that had been significant buyers of MBS -- liquidated their assets following the banking crisis of March 2023. However, boosted by news of the end of rate hikes -- and possible rate cuts to come -- the Bloomberg U.S. Mortgage-Backed Securities Index returned 5.05% during the period.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Investment Grade Bond Index Portfolio (the Fund) returned 5.47% for Class I shares at net asset value (NAV). By comparison, its benchmark, the Bloomberg U.S. Aggregate Bond Index (the Index), returned 5.53% during the period.
The Index is unmanaged, and returns do not reflect fees or operating expenses.
The Fund seeks to track the total return of the securities composing the Index. With more than 12,000 securities within the Index, however, full replication is not feasible. The Fund, therefore, uses a representative sampling method in seeking to track the total return of the securities in the Index, creating a portfolio of securities with financial characteristics similar to the Index, including duration, sector allocation, and credit quality.
Bond returns varied throughout 2023, but ended the calendar year strong as U.S. Treasury yields declined due to improving inflation data and market expectations that the U.S. Federal Reserve was done raising interest rates intended to slow business and consumer demand.
Longer-duration securities outperformed shorter-duration securities during the period due to strong performance in the fourth quarter. Corporate bonds outperformed other securities in the Index as well, with credit spreads tightening in 2023 as fears of an economic recession diminished during the period. The Fund’s overweight exposure to corporate bonds contributed to returns versus the Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) K. Jessie Goodwin, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	03/31/2003	03/31/2003	5.47%	1.06%	1.68%
Class F at NAV	10/30/2015	03/31/2003	5.22	0.81	1.48

Bloomberg U.S. Aggregate Bond Index	—	—	5.53%	1.10%	1.81%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.48%	0.73%
Net	0.32	0.57
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment[2]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2013	$11,581	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Fund Profile

Asset Allocation (% of total investments)

4

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of
Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
   Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities. Bloomberg U.S. Asset-Backed Securities Index tracks the performance of U.S. dollar denominated investment grade, fixed rate asset-backed securities publicly issued in the U.S. domestic market. Bloomberg U.S. Mortgage-Backed Securities Index measures agency mortgage-backed pass-through securities issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
   Duration is a measure of the expected change in price of a bond — in percentage terms — given a one percent change in interest rates, all else being constant. Securities with lower durations tend to be less sensitive to interest rate changes.

5

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,031.10	$1.64 **	0.32%
Class F	$1,000.00	$1,029.90	$2.92 **	0.57%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,023.59	$1.63 **	0.32%
Class F	$1,000.00	$1,022.33	$2.91 **	0.57%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Schedule of Investments

Asset-Backed Securities — 0.1%

Security	Principal Amount (000's omitted)	Value
American Express Credit Account Master Trust, Series 2021-1, Class A, 0.90%, 11/15/26	$50	$ 48,211
Total Asset-Backed Securities (identified cost $49,996)		$ 48,211

Commercial Mortgage-Backed Securities — 1.6%

Security	Principal Amount (000's omitted)	Value
Citigroup Commercial Mortgage Trust, Series 2014-GC21, Class A5, 3.855%, 5/10/47	$645	$ 641,652
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4, 3.166%, 2/15/48	1,275	1,237,331
Total Commercial Mortgage-Backed Securities (identified cost $1,952,133)		$ 1,878,983

Corporate Bonds — 26.2%

Security	Principal Amount (000’s omitted)	Value
Basic Materials — 0.4%
ArcelorMittal S.A., 6.55%, 11/29/27	$150	$ 157,621
Barrick North America Finance, LLC, 5.75%, 5/1/43	100	107,276
Dow Chemical Co. (The), 4.375%, 11/15/42	100	88,517
LYB International Finance BV, 5.25%, 7/15/43	100	95,568
		$ 448,982
Communications — 3.5%
AT&T, Inc.:
4.90%, 6/15/42	$200	$ 182,439
5.45%, 3/1/47	1,000	1,001,031
Charter Communications Operating, LLC / Charter Communications Operating Capital, 4.908%, 7/23/25	500	495,530
Comcast Corp.:
2.937%, 11/1/56	98	64,514
4.00%, 3/1/48	50	42,032
4.15%, 10/15/28	100	98,694
Discovery Communications, LLC, 4.125%, 5/15/29	200	189,635
Motorola Solutions, Inc., 2.30%, 11/15/30	250	211,233
NBCUniversal Media, LLC, 4.45%, 1/15/43	123	112,587
T-Mobile USA, Inc., 3.50%, 4/15/25	250	244,862
Verizon Communications, Inc.:
1.68%, 10/30/30	340	280,242
2.875%, 11/20/50	150	102,107
Walt Disney Co. (The), 5.40%, 10/1/43	100	104,852
WPP Finance 2010, 3.75%, 9/19/24	1,000	983,629
		$ 4,113,387
Security	Principal Amount (000’s omitted)	Value
Consumer, Cyclical — 1.6%
Choice Hotels International, Inc., 3.70%, 1/15/31	$250	$ 215,681
General Motors Co., 5.00%, 4/1/35	1,000	955,452
Lowe's Cos., Inc., 5.625%, 4/15/53(1)	150	157,395
Starbucks Corp., 3.75%, 12/1/47	250	201,170
VF Corp., 2.95%, 4/23/30	225	187,832
WarnerMedia Holdings, Inc.:
4.279%, 3/15/32	75	68,664
5.141%, 3/15/52	200	171,789
		$ 1,957,983
Consumer, Non-cyclical — 4.4%
AbbVie, Inc., 3.20%, 11/21/29	$300	$ 280,577
Alcon Finance Corp., 3.00%, 9/23/29(2)	350	318,740
Anheuser-Busch InBev Finance, Inc., 4.625%, 2/1/44	1,000	954,653
Block Financial, LLC, 3.875%, 8/15/30	150	137,265
Bunge, Ltd. Finance Corp., 1.63%, 8/17/25	250	236,465
CVS Health Corp., 4.30%, 3/25/28	110	108,204
CVS Pass-Through Trust, 6.036%, 12/10/28	45	45,665
DENTSPLY SIRONA, Inc., 3.25%, 6/1/30	400	353,772
Gilead Sciences, Inc., 3.70%, 4/1/24	100	99,535
Global Payments, Inc., 2.15%, 1/15/27	200	184,233
HCA, Inc., 5.90%, 6/1/53	200	205,306
Kroger Co. (The), 3.875%, 10/15/46	250	196,803
Laboratory Corp. of America Holdings, 2.95%, 12/1/29	100	89,999
Molson Coors Brewing Co., 5.00%, 5/1/42	100	96,425
Pfizer, Inc., 4.40%, 5/15/44	500	474,553
Quanta Services, Inc., 2.90%, 10/1/30	200	175,607
STERIS Irish FinCo Unlimited Co., 3.75%, 3/15/51	100	77,669
Sysco Corp., 5.95%, 4/1/30	250	265,933
Takeda Pharmaceutical Co., Ltd., 3.175%, 7/9/50	400	286,372
Triton Container International, Ltd., 2.05%, 4/15/26(2)	300	274,547
Tyson Foods, Inc., 3.95%, 8/15/24	100	98,896
Viatris, Inc., 2.30%, 6/22/27	250	226,849
Zoetis, Inc., 4.70%, 2/1/43	100	95,770
		$ 5,283,838
Energy — 3.2%
BP Capital Markets America, Inc., 3.633%, 4/6/30	$200	$ 191,586
Colonial Pipeline Co., 6.58%, 8/28/32(2)	100	108,157
HF Sinclair Corp., 5.875%, 4/1/26(1)	1,000	1,010,376
Shell International Finance BV:
4.125%, 5/11/35	1,350	1,286,837
4.55%, 8/12/43	100	94,614
TransCanada PipeLines, Ltd., 4.875%, 1/15/26	1,000	997,717
TransContinental Gas Pipe Line Co., LLC, 4.45%, 8/1/42	100	88,435
		$ 3,777,722
Financial — 6.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.00%, 10/29/28	$200	$ 182,696

7
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Principal Amount (000’s omitted)	Value
Financial (continued)
Bank of America Corp.:
2.592% to 4/29/30, 4/29/31(3)	$500	$ 431,174
4.125%, 1/22/24	300	299,767
4.244% to 4/24/37, 4/24/38(3)	250	225,929
Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	1,000	937,628
Citigroup, Inc.:
4.075% to 4/23/28, 4/23/29(3)	500	481,653
5.50%, 9/13/25	80	80,408
Goldman Sachs Group, Inc. (The):
4.00%, 3/3/24	500	498,602
6.75%, 10/1/37	100	110,171
HSBC Holdings PLC, 2.848% to 6/4/30, 6/4/31(3)	400	344,285
JPMorgan Chase & Co.:
3.109% to 4/22/50, 4/22/51(3)	300	215,778
5.717% to 9/14/32, 9/14/33(1)(3)	500	517,631
Kimco Realty OP, LLC, 4.45%, 9/1/47	200	165,919
MetLife, Inc., 4.875%, 11/13/43	100	97,708
Morgan Stanley, 5.00%, 11/24/25(4)	150	149,878
NNN REIT, Inc., 5.60%, 10/15/33	100	103,311
Piedmont Operating Partnership L.P., 3.15%, 8/15/30	150	113,694
PNC Bank N.A., 2.70%, 10/22/29	250	219,363
Prudential Financial, Inc., 5.10%, 8/15/43	1,000	947,794
Simon Property Group, L.P., 2.65%, 7/15/30	150	132,834
US Bancorp, 3.10%, 4/27/26(1)	250	239,685
Wells Fargo & Co.:
3.196% to 6/17/26, 6/17/27(3)	250	239,093
5.389% to 4/24/33, 4/24/34(3)	250	251,232
Westpac Banking Corp., 3.35%, 3/8/27	200	193,044
		$ 7,179,277
Industrial — 3.3%
BNSF Funding Trust I, 6.613% to 1/15/26, 12/15/55(3)	$540	$ 528,532
Boeing Co. (The):
2.196%, 2/4/26	300	283,518
3.20%, 3/1/29	150	140,371
4.875%, 5/1/25	100	99,583
5.15%, 5/1/30	100	101,857
Canadian Pacific Railway Co., 4.70%, 5/1/48	200	182,214
Carrier Global Corp., 3.577%, 4/5/50	375	293,695
Cummins, Inc., 4.875%, 10/1/43	100	98,429
Deere & Co., 6.55%, 10/1/28	250	273,059
Flex, Ltd.:
4.75%, 6/15/25	250	247,111
4.875%, 5/12/30	250	245,586
GATX Corp., 3.25%, 9/15/26	400	381,778
Lennox International, Inc., 1.70%, 8/1/27	300	269,885
Parker-Hannifin Corp., 3.25%, 3/1/27	200	192,015
Roper Technologies, Inc., 2.95%, 9/15/29	250	229,253
RTX Corp., 4.50%, 6/1/42	100	90,936
Security	Principal Amount (000’s omitted)	Value
Industrial (continued)
United Parcel Service, Inc., 6.20%, 1/15/38	$250	$ 286,279
		$ 3,944,101
Technology — 2.4%
Apple, Inc., 3.85%, 5/4/43	$500	$ 445,720
Broadcom, Inc.:
3.137%, 11/15/35(2)	500	410,756
3.419%, 4/15/33(2)	200	175,752
Dell International, LLC / EMC Corp., 5.30%, 10/1/29	250	257,640
Intel Corp., 4.875%, 2/10/28	200	203,453
International Business Machines Corp., 3.625%, 2/12/24	100	99,763
Kyndryl Holdings, Inc., 2.70%, 10/15/28	350	308,799
Oracle Corp.:
2.65%, 7/15/26	150	142,292
3.60%, 4/1/50	400	296,631
TSMC Arizona Corp., 4.25%, 4/22/32	300	295,819
Vmware, LLC, 2.20%, 8/15/31	200	165,834
		$ 2,802,459
Utilities — 1.4%
DTE Electric Co., 2.25%, 3/1/30	$300	$ 263,392
Duke Energy Corp., 3.15%, 8/15/27	500	472,863
PacifiCorp, 4.10%, 2/1/42	100	83,063
Public Service Electric & Gas Co., 3.95%, 5/1/42	1,000	860,238
		$ 1,679,556
Total Corporate Bonds (identified cost $33,833,105)		$ 31,187,305

Sovereign Government Bonds — 0.4%

Security	Principal Amount (000’s omitted)	Value
Mexico Government International Bond, 5.55%, 1/21/45(1)	$500	$ 478,423
Total Sovereign Government Bonds (identified cost $497,786)		$ 478,423

Taxable Municipal Obligations — 0.8%

Security	Principal Amount (000's omitted)	Value
General Obligations — 0.8%
New York City, NY, 3.60%, 8/1/28	$1,000	$ 966,500
Total Taxable Municipal Obligations (identified cost $995,135)		$ 966,500

8
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Schedule of Investments — continued

U.S. Government Agencies and Instrumentalities — 3.4%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
0.50%, 4/14/25	$1,000	$ 949,922
6.25%, 7/15/32(1)	850	986,129
6.75%, 3/15/31	1,000	1,164,486
Federal National Mortgage Association, 0.875%, 8/5/30(1)	1,200	978,523
Total U.S. Government Agencies and Instrumentalities (identified cost $4,352,201)		$ 4,079,060

U.S. Government Agency Mortgage-Backed Securities — 26.8%

Security	Principal Amount (000's omitted)	Value
Federal Home Loan Mortgage Corp.:
2.00%, with various maturities to 2052	$6,751	$ 5,611,698
2.50%, with various maturities to 2051	2,283	2,025,634
3.00%, with various maturities to 2052	1,283	1,149,513
3.50%, with various maturities to 2048	381	361,619
4.00%, with various maturities to 2052	726	695,182
4.50%, with various maturities to 2044	506	505,924
5.00%, with various maturities to 2040	381	388,497
6.00%, with various maturities to 2040	29	30,129
6.50%, 10/1/37	12	13,072
Federal National Mortgage Association:
1.50%, 9/1/35	501	439,590
2.00%, with various maturities to 2051	4,677	3,956,034
2.50%, with various maturities to 2052	4,473	3,913,245
3.00%, with various maturities to 2052	4,849	4,385,029
3.50%, with various maturities to 2052	3,114	2,907,542
4.00%, with various maturities to 2047	1,122	1,082,319
4.50%, with various maturities to 2044	819	816,711
5.00%, with various maturities to 2034	39	39,857
5.50%, with various maturities to 2038	174	178,540
5.706%, (1 yr. RFUCCT + 1.46%), 9/1/38(5)	42	42,702
6.00%, with various maturities to 2038	148	153,843
6.50%, with various maturities to 2036	22	23,941
Government National Mortgage Association:
2.50%, with various maturities to 2051	2,256	1,981,225
3.00%, 3/20/51	321	292,413
4.00%, with various maturities to 2042	497	483,300
4.50%, 7/20/33	45	44,693
5.00%, with various maturities to 2039	199	202,236
5.50%, 7/20/34	24	24,080
6.00%, with various maturities to 2038	134	140,112
Total U.S. Government Agency Mortgage-Backed Securities (identified cost $35,937,578)		$ 31,888,680

U.S. Treasury Obligations — 39.0%

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bonds:
1.125%, 8/15/40	$500	$ 319,414
1.375%, 8/15/50	1,000	557,500
1.625%, 11/15/50	800	476,875
1.875%, 2/15/51	1,600	1,015,187
2.00%, 8/15/51	800	522,688
2.25%, 8/15/49	650	454,162
2.375%, 5/15/51	875	624,668
2.50%, 2/15/45	1,000	757,617
3.00%, 5/15/47	1,000	817,187
3.125%, 11/15/41	1,000	869,961
3.125%, 8/15/44	1,600	1,355,437
3.125%, 5/15/48	750	625,137
3.75%, 11/15/43	1,400	1,308,945
3.875%, 8/15/40	500	487,578
4.375%, 5/15/41	700	721,930
U.S. Treasury Notes:
0.375%, 4/30/25	800	757,172
0.375%, 11/30/25	2,000	1,857,539
0.375%, 1/31/26	1,500	1,386,064
0.375%, 7/31/27	300	264,656
0.50%, 8/31/27	750	662,769
0.625%, 5/15/30	300	245,227
0.625%, 8/15/30	1,000	811,328
0.875%, 11/15/30	250	205,430
1.125%, 2/29/28	500	447,051
1.125%, 8/31/28	200	176,605
1.125%, 2/15/31	1,100	918,414
1.25%, 4/30/28	1,725	1,544,549
1.25%, 9/30/28	150	132,958
1.25%, 8/15/31	1,300	1,076,131
1.50%, 8/15/26	200	187,219
1.50%, 2/15/30	1,400	1,219,969
1.625%, 9/30/26	800	750,188
1.75%, 1/31/29	350	315,738
1.875%, 7/31/26	1,500	1,419,199
2.00%, 2/15/25	1,500	1,456,113
2.125%, 9/30/24	2,750	2,693,701
2.25%, 11/15/24	2,000	1,955,317
2.25%, 3/31/26	1,000	959,453
2.25%, 2/15/27	2,400	2,278,734
2.25%, 11/15/27	2,850	2,680,225
2.625%, 2/15/29	1,000	941,641
2.75%, 2/15/24	2,200	2,193,076
2.75%, 8/15/32	825	755,761
2.875%, 5/15/28	425	407,643

9
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Principal Amount (000's omitted)	Value
U.S. Treasury Notes: (continued)
2.875%, 5/15/32	$1,075	$ 996,538
3.00%, 7/15/25	600	586,980
3.125%, 11/15/28	1,150	1,111,143
3.75%, 5/31/30(1)	650	644,389
3.875%, 3/31/25	300	297,422
4.125%, 11/15/32	1,175	1,194,805
Total U.S. Treasury Obligations (identified cost $50,648,475)		$ 46,445,433

Short-Term Investments — 2.2%
Affiliated Fund — 1.1%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(6)	1,338,640	$ 1,338,640
Total Affiliated Fund (identified cost $1,338,640)		$ 1,338,640
Securities Lending Collateral — 1.1%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(7)	1,273,840	$ 1,273,840
Total Securities Lending Collateral (identified cost $1,273,840)		$ 1,273,840
Total Short-Term Investments (identified cost $2,612,480)		$ 2,612,480
Total Investments — 100.5% (identified cost $130,878,889)		$119,585,075
Other Assets, Less Liabilities — (0.5)%		$ (555,816)
Net Assets — 100.0%		$ 119,029,259

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $2,761,959.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At December 31, 2023, the aggregate value of these securities is $1,287,952 or 1.1% of the Fund's net assets.
(3)	Security converts to variable rate after the indicated fixed-rate coupon period.
(4)	Represents an investment in an issuer that is deemed to be an affiliate (see Note 8).
(5)	Adjustable rate mortgage security whose interest rate generally adjusts monthly based on a weighted average of interest rates on the underlying mortgages. The coupon rate may not reflect the applicable index value as interest rates on the underlying mortgages may adjust on various dates and at various intervals and may be subject to lifetime ceilings and lifetime floors and lookback periods. Rate shown is the coupon rate at December 31, 2023.
(6)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(7)	Represents investment of cash collateral received in connection with securities lending.

Abbreviations:
RFUCCT	– FTSE USD IBOR Consumer Cash Fallbacks Term

10
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $129,389,258) - including $2,761,959 of securities on loan	$ 118,096,557
Investments in securities of affiliated issuers, at value (identified cost $1,489,631)	1,488,518
Receivable for capital shares sold	73,941
Interest receivable	809,422
Dividends and interest receivable - affiliated	5,210
Securities lending income receivable	673
Receivable from affiliates	17,754
Directors' deferred compensation plan	30,035
Total assets	$120,522,110
Liabilities
Payable for capital shares redeemed	$ 74,565
Deposits for securities loaned	1,273,840
Payable to affiliates:
Investment advisory fee	19,906
Administrative fee	12,021
Distribution fees	1,206
Sub-transfer agency fee	164
Directors' deferred compensation plan	30,035
Accrued expenses	81,114
Total liabilities	$ 1,492,851
Net Assets	$119,029,259
Sources of Net Assets
Paid-in capital	$ 129,192,339
Accumulated loss	(10,163,080)
Net Assets	$119,029,259
Class I Shares
Net Assets	$ 113,389,258
Shares Outstanding	2,340,666
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 48.44
Class F Shares
Net Assets	$ 5,640,001
Shares Outstanding	119,362
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 47.25
11
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income - affiliated issuers	$ 59,739
Interest income	3,525,932
Interest income - affiliated issuers	7,011
Securities lending income, net	7,126
Total investment income	$3,599,808
Expenses
Investment advisory fee	$ 233,932
Administrative fee	140,359
Distribution fees:
Class F	13,167
Directors' fees and expenses	8,109
Custodian fees	5,155
Transfer agency fees and expenses	95,800
Accounting fees	29,100
Professional fees	42,439
Reports to shareholders	8,205
Miscellaneous	14,988
Total expenses	$ 591,254
Waiver and/or reimbursement of expenses by affiliates	$ (205,578)
Net expenses	$ 385,676
Net investment income	$3,214,132
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ (215,022)
Net realized loss	$ (215,022)
Change in unrealized appreciation (depreciation):
Investment securities	$ 3,195,854
Investment securities - affiliated issuers	653
Net change in unrealized appreciation (depreciation)	$3,196,507
Net realized and unrealized gain	$2,981,485
Net increase in net assets from operations	$6,195,617
12
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 3,214,132	$ 3,008,782
Net realized loss	(215,022)	(2,480)
Net change in unrealized appreciation (depreciation)	3,196,507	(21,174,225)
Net increase (decrease) in net assets from operations	$ 6,195,617	$ (18,167,923)
Distributions to shareholders:
Class I	$ (3,038,084)	$ (3,214,829)
Class F	(155,896)	(138,089)
Total distributions to shareholders	$ (3,193,980)	$ (3,352,918)
Capital share transactions:
Class I	$ (466,336)	$ (13,634,472)
Class F	544,102	368,413
Net increase (decrease) in net assets from capital share transactions	$ 77,766	$ (13,266,059)
Net increase (decrease) in net assets	$ 3,079,403	$ (34,786,900)
Net Assets
At beginning of year	$ 115,949,856	$ 150,736,756
At end of year	$119,029,259	$115,949,856
13
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Financial Highlights

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 47.25	$ 55.64	$ 58.07	$ 55.68	$ 53.01
Income (Loss) From Operations
Net investment income(1)	$ 1.32	$ 1.19	$ 1.14	$ 1.34	$ 1.50
Net realized and unrealized gain (loss)	1.18	(8.19)	(2.20)	2.74	2.96
Total income (loss) from operations	$ 2.50	$ (7.00)	$ (1.06)	$ 4.08	$ 4.46
Less Distributions
From net investment income	$ (1.31)	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)
Total distributions	$ (1.31)	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)
Net asset value — End of year	$ 48.44	$ 47.25	$ 55.64	$ 58.07	$ 55.68
Total Return(2)	5.47%	(12.53)%	(1.82)%	7.34%	8.41%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$113,389	$110,980	$145,323	$144,073	$140,169
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.49%	0.48%	0.46%	0.47%	0.43%
Net expenses	0.32% (4)	0.32% (4)	0.32%	0.32%	0.32%
Net investment income	2.76%	2.35%	2.00%	2.30%	2.71%
Portfolio Turnover	11%	6%	15%	23%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
14
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 46.23	$ 54.61	$ 57.17	$ 54.97	$ 52.48
Income (Loss) From Operations
Net investment income(1)	$ 1.17	$ 1.04	$ 0.98	$ 1.15	$ 1.33
Net realized and unrealized gain (loss)	1.16	(8.03)	(2.17)	2.74	2.95
Total income (loss) from operations	$ 2.33	$ (6.99)	$ (1.19)	$ 3.89	$ 4.28
Less Distributions
From net investment income	$ (1.31)	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)
Total distributions	$ (1.31)	$ (1.39)	$ (1.37)	$ (1.69)	$ (1.79)
Net asset value — End of year	$47.25	$ 46.23	$54.61	$57.17	$54.97
Total Return(2)	5.22%	(12.75)%	(2.08)%	7.09%	8.15%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$ 5,640	$ 4,970	$ 5,413	$ 3,966	$ 1,265
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.74%	0.73%	0.71%	0.72%	0.68%
Net expenses	0.57% (4)	0.57% (4)	0.57%	0.57%	0.57%
Net investment income	2.51%	2.11%	1.75%	2.00%	2.42%
Portfolio Turnover	11%	6%	15%	23%	10%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Investment Grade Bond Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of the bond market, as represented by the Bloomberg U.S. Aggregate Bond Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt Securities. Debt securities are generally valued based on valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. Accordingly, debt securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
16

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$ —	$ 48,211	$ —	$ 48,211
Commercial Mortgage-Backed Securities	—	1,878,983	—	1,878,983
Corporate Bonds	—	31,187,305	—	31,187,305
Sovereign Government Bonds	—	478,423	—	478,423
Taxable Municipal Obligations	—	966,500	—	966,500
U.S. Government Agencies and Instrumentalities	—	4,079,060	—	4,079,060
U.S. Government Agency Mortgage-Backed Securities	—	31,888,680	—	31,888,680
U.S. Treasury Obligations	—	46,445,433	—	46,445,433
Short-Term Investments:
Affiliated Fund	1,338,640	—	—	1,338,640
Securities Lending Collateral	1,273,840	—	—	1,273,840
Total Investments	$2,612,480	$116,972,595	$ —	$119,585,075
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.20% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $233,932.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
17

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $1,781 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.32% for Class I and 0.57% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $203,797.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $140,359.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $13,167 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $815 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $94,557, of which $68,662 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $16,685.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than U.S. government and agency securities and short-term securities and including maturities and paydowns, were $1,294,713 and $1,209,299, respectively. Purchases and sales of U.S. government and agency securities, including maturities and paydowns, were $11,232,362 and $11,263,423, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$3,193,980	$3,352,918
18

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 3,221,200
Deferred capital losses	(1,826,432)
Net unrealized depreciation	(11,557,848)
Accumulated loss	$(10,163,080)
At December 31, 2023, the Fund, for federal income tax purposes, had deferred capital losses of $1,826,432 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at December 31, 2023, $746,750 are short-term and $1,079,682 are long-term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$131,142,923
Gross unrealized appreciation	$ 351,523
Gross unrealized depreciation	(11,909,371)
Net unrealized depreciation	$ (11,557,848)
6  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan, including accrued interest, was $2,794,667 and the total value of collateral received was $2,875,251, comprised of cash of $1,273,840 and U.S. government and/or agencies securities of $1,601,411.
19

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Corporate Bonds	$ 341,577	$ —	$ —	$ —	$ 341,577
U.S. Government Agencies and Instrumentalities	621,290	—	—	—	621,290
U.S. Treasury Obligations	310,973	—	—	—	310,973
Total	$1,273,840	$ —	$ —	$ —	$1,273,840
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
7  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit at December 31, 2023.
8  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in affiliated issuers and in funds that may be deemed to be affiliated was $1,488,518, which represents 1.3% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Interest/ Dividend income	Principal amount/ Shares, end of period
Corporate Bonds
Morgan Stanley, 5.00%, 11/24/25	$ 149,714	$ —	$ —	$ —	$ 653	$ 149,878	$ 7,011	$ 150,000
Short-Term Investments
Liquidity Fund	1,043,631	16,360,078	(16,065,069)	—	—	1,338,640	59,739	1,338,640
Total				$ —	$ 653	$1,488,518	$66,750
9  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 20,000,000 common shares, $0.10 par value, for each Class.
20

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	181,473	$ 8,684,323	101,069	$ 5,077,553
Reinvestment of distributions	66,786	3,038,084	69,600	3,214,829
Shares redeemed	(256,338)	(12,188,743)	(433,833)	(21,926,854)
Net decrease	(8,079)	$ (466,336)	(263,164)	$(13,634,472)
Class F
Shares sold	25,406	$ 1,186,892	22,264	$ 1,090,171
Reinvestment of distributions	3,511	155,896	3,054	138,089
Shares redeemed	(17,056)	(798,686)	(16,937)	(859,847)
Net increase	11,861	$ 544,102	8,381	$ 368,413
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 79.8% of the value of the outstanding shares of the Fund.
21

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Investment Grade Bond Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Investment Grade Bond Index Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of 163(j) interest dividends.
163(j) Interest Dividends. For the fiscal year ended December 31, 2023, the Fund designates 98.17% of distributions from net investment income as a 163(j) interest dividend.
23

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

24

Calvert
VP Investment Grade Bond Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

26

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
27

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
28

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24231     12.31.23

Calvert
VP Nasdaq 100 Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Nasdaq 100 Index Portfolio

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended December 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened in January 2023, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became a standout sector in 2023. Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. economy as doing surprisingly well.
But from August through October 2023, the bond market halted the stock market’s momentum. As investors feared the Fed might keep rates higher for longer than they had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted asset allocations from equities to bonds.
In the final two months of the period, however, U.S. equities made another U-turn, as investors again revised their expectations of what the Fed might do. Encouraged by cooling economic data and declining inflation, investors began to conclude the Fed was done raising interest rates -- and might begin lowering rates as early as March 2024.
In response, the U.S. stock market ended the period on a high note, with the S&P 500® Index, a broad measure of U.S. stocks; the blue-chip Dow Jones Industrial Average®; and the technology-laden Nasdaq Composite Index each rising more than 9% in November and more than 4% in December 2023. Unlike the equity rally during the first half of the period driven by a handful of large-cap technology-related stocks, the year-end rally extended across a wider range of market capitalizations, with the small-cap Russell 2000® Index keeping pace with its large-cap brethren in November, and significantly outperforming them in December.
For the period as a whole, U.S. equity performance was also strong. The S&P 500® Index returned 26.29%, the Dow Jones Industrial Average® returned 16.18%, the Nasdaq Composite Index returned 44.64%, and the Russell 2000® Index returned 16.93%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Nasdaq 100 Index Portfolio (the Fund) returned 54.40% for Class I shares at net asset value (NAV). By comparison, its benchmark, the NASDAQ-100® Index (the Index), returned 55.13% during the period.
The Index is unmanaged, and returns do not reflect fees or operating expenses.
The Fund seeks to track the total return of the securities composing the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund may also invest in exchange-traded funds (ETFs) that provide exposure to the Index. Derivatives, such as options and futures, and options on such futures that provide exposure to the stocks in the Index, may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.
During the period, eight of the 10 market sectors within the Index had positive returns during the period. The best-performing sectors were information technology (IT), communication services, and consumer discretionary, all with returns of 60% or more. The worst-performing sectors during the period were financials and utilities.
By period-end, the IT, communication services, and consumer discretionary sectors had the largest weightings within the Index. In contrast, the real estate, energy, and financials sectors had the smallest weightings within the Index.
The Fund’s use of derivatives added to absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class I at NAV	04/27/2000	04/27/2000	54.40%	22.09%	17.29%
Class F at NAV	10/30/2015	04/27/2000	54.02	21.79	17.05

NASDAQ-100 ® Index	—	—	55.13%	22.65%	17.90%

% Total Annual Operating Expense Ratios[3]	Class I	Class F
Gross	0.60%	0.85%
Net	0.48	0.73
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class I of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class F	$10,000	12/31/2013	$48,315	N.A.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	8.9%
Microsoft Corp.	8.3
Amazon.com, Inc.	4.7
Broadcom, Inc.	4.0
Meta Platforms, Inc., Class A	3.7
NVIDIA Corp.	3.6
Tesla, Inc.	3.6
Alphabet, Inc., Class A	2.5
Alphabet, Inc., Class C	2.4
Costco Wholesale Corp.	2.3
Total	44.0%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	NASDAQ–100® Index includes 100 of the largest domestic and international securities (by market cap), excluding financials, listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class F is linked to Class I. Performance presented in the Financial Highlights included in the financial statements is not linked.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second section of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class I	$1,000.00	$1,110.30	$2.55 **	0.48%
Class F	$1,000.00	$1,109.00	$3.88 **	0.73%
Hypothetical
(5% return per year before expenses)
Class I	$1,000.00	$1,022.79	$2.45 **	0.48%
Class F	$1,000.00	$1,021.53	$3.72 **	0.73%

*	Expenses are equal to the Fund's annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Schedule of Investments

Common Stocks — 96.5%

Security	Shares	Value
Automobiles — 3.6%
Tesla, Inc.(1)	54,046	$ 13,429,350
		$ 13,429,350
Beverages — 2.8%
Coca-Cola Europacific Partners PLC	13,249	$ 884,238
Keurig Dr Pepper, Inc.	40,557	1,351,359
Monster Beverage Corp.(1)	30,177	1,738,497
PepsiCo, Inc.	39,877	6,772,710
		$ 10,746,804
Biotechnology — 4.1%
Amgen, Inc.	15,522	$ 4,470,647
Biogen, Inc.(1)	4,203	1,087,610
Gilead Sciences, Inc.	36,140	2,927,701
Moderna, Inc.(1)	11,059	1,099,818
Regeneron Pharmaceuticals, Inc.(1)	3,107	2,728,847
Vertex Pharmaceuticals, Inc.(1)	7,474	3,041,096
		$ 15,355,719
Broadline Retail — 6.0%
Amazon.com, Inc.(1)	116,072	$ 17,635,980
MercadoLibre, Inc.(1)	1,466	2,303,878
PDD Holdings, Inc. ADR(1)	19,373	2,834,463
		$ 22,774,321
Commercial Services & Supplies — 0.8%
Cintas Corp.	2,954	$ 1,780,258
Copart, Inc.(1)	27,851	1,364,699
		$ 3,144,957
Communications Equipment — 1.6%
Cisco Systems, Inc.	117,857	$ 5,954,136
		$ 5,954,136
Consumer Staples Distribution & Retail — 2.7%
Costco Wholesale Corp.	12,841	$ 8,476,088
Dollar Tree, Inc.(1)	6,319	897,614
Walgreens Boots Alliance, Inc.	25,057	654,238
		$ 10,027,940
Electric Utilities — 1.1%
American Electric Power Co., Inc.	15,253	$ 1,238,849
Constellation Energy Corp.	9,263	1,082,752
Exelon Corp.	28,872	1,036,505
Xcel Energy, Inc.	16,005	990,869
		$ 4,348,975
Security	Shares	Value
Electronic Equipment, Instruments & Components — 0.2%
CDW Corp.	3,885	$ 883,138
		$ 883,138
Energy Equipment & Services — 0.3%
Baker Hughes Co.	29,185	$ 997,543
		$ 997,543
Entertainment — 2.3%
Electronic Arts, Inc.	7,806	$ 1,067,939
Netflix, Inc.(1)	12,694	6,180,455
Take-Two Interactive Software, Inc.(1)	4,938	794,771
Warner Bros. Discovery, Inc.(1)	70,728	804,884
		$ 8,848,049
Financial Services — 0.5%
PayPal Holdings, Inc.(1)	31,270	$ 1,920,291
		$ 1,920,291
Food Products — 1.1%
Kraft Heinz Co. (The)	35,575	$ 1,315,564
Mondelez International, Inc., Class A	39,472	2,858,957
		$ 4,174,521
Ground Transportation — 0.9%
CSX Corp.	57,316	$ 1,987,146
Old Dominion Freight Line, Inc.	3,165	1,282,869
		$ 3,270,015
Health Care Equipment & Supplies — 1.9%
DexCom, Inc.(1)	11,206	$ 1,390,553
GE HealthCare Technologies, Inc.	13,204	1,020,933
IDEXX Laboratories, Inc.(1)	2,409	1,337,116
Intuitive Surgical, Inc.(1)	10,212	3,445,120
		$ 7,193,722
Hotels, Restaurants & Leisure — 3.0%
Airbnb, Inc., Class A(1)	12,609	$ 1,716,589
Booking Holdings, Inc.(1)	1,012	3,589,787
DoorDash, Inc., Class A(1)	10,753	1,063,364
Marriott International, Inc., Class A	8,518	1,920,894
Starbucks Corp.	32,969	3,165,354
		$ 11,455,988
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	19,121	$ 4,009,865
		$ 4,009,865
Interactive Media & Services — 8.6%
Alphabet, Inc., Class A(1)	66,505	$ 9,290,083

7
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Interactive Media & Services (continued)
Alphabet, Inc., Class C(1)	64,333	$ 9,066,450
Meta Platforms, Inc., Class A(1)	39,662	14,038,762
		$ 32,395,295
IT Services — 0.5%
Cognizant Technology Solutions Corp., Class A	14,543	$ 1,098,433
MongoDB, Inc.(1)	2,069	845,910
		$ 1,944,343
Life Sciences Tools & Services — 0.2%
Illumina, Inc.(1)	4,606	$ 641,339
		$ 641,339
Machinery — 0.4%
PACCAR, Inc.	15,171	$ 1,481,448
		$ 1,481,448
Media — 2.2%
Charter Communications, Inc., Class A(1)	4,290	$ 1,667,437
Comcast Corp., Class A	116,470	5,107,210
Sirius XM Holdings, Inc.(2)	111,345	609,057
Trade Desk, Inc. (The), Class A(1)	12,943	931,378
		$ 8,315,082
Oil, Gas & Consumable Fuels — 0.2%
Diamondback Energy, Inc.	5,191	$ 805,020
		$ 805,020
Pharmaceuticals — 0.3%
AstraZeneca PLC	16,889	$ 1,137,474
		$ 1,137,474
Professional Services — 1.3%
Automatic Data Processing, Inc.	11,930	$ 2,779,332
Paychex, Inc.	10,477	1,247,916
Verisk Analytics, Inc.	4,205	1,004,406
		$ 5,031,654
Real Estate Management & Development — 0.3%
CoStar Group, Inc.(1)	11,844	$ 1,035,047
		$ 1,035,047
Semiconductors & Semiconductor Equipment — 19.7%
Advanced Micro Devices, Inc.(1)	46,856	$ 6,907,043
Analog Devices, Inc.	14,394	2,858,073
Applied Materials, Inc.	24,263	3,932,304
ASML Holding NV-NY Shares(3)	2,546	1,927,118
Broadcom, Inc.	13,548	15,122,955
GlobalFoundries, Inc.(1)(2)	15,887	962,752
Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	122,281	$ 6,144,620
KLA Corp.	3,943	2,292,066
Lam Research Corp.	3,823	2,994,403
Marvell Technology, Inc.	25,025	1,509,258
Microchip Technology, Inc.	15,693	1,415,195
Micron Technology, Inc.	32,013	2,731,989
NVIDIA Corp.	27,743	13,738,889
NXP Semiconductors NV	7,476	1,717,088
ON Semiconductor Corp.(1)	12,492	1,043,457
QUALCOMM, Inc.	32,282	4,668,946
Texas Instruments, Inc.	26,342	4,490,257
		$ 74,456,413
Software — 16.9%
Adobe, Inc.(1)	13,206	$ 7,878,699
ANSYS, Inc.(1)	2,520	914,458
Atlassian Corp., Class A(1)	4,496	1,069,418
Autodesk, Inc.(1)	6,200	1,509,576
Cadence Design Systems, Inc.(1)	7,891	2,149,272
CrowdStrike Holdings, Inc., Class A(1)	6,602	1,685,623
Datadog, Inc., Class A(1)	8,764	1,063,774
Fortinet, Inc.(1)	22,273	1,303,639
Intuit, Inc.	8,119	5,074,618
Microsoft Corp.	83,473	31,389,187
Palo Alto Networks, Inc.(1)	9,145	2,696,678
Roper Technologies, Inc.	3,098	1,688,937
Splunk, Inc.(1)	4,887	744,534
Synopsys, Inc.(1)	4,411	2,271,268
Workday, Inc., Class A(1)	6,062	1,673,476
Zscaler, Inc.(1)	4,302	953,151
		$ 64,066,308
Specialty Retail — 0.8%
O'Reilly Automotive, Inc.(1)	1,716	$ 1,630,337
Ross Stores, Inc.	9,822	1,359,267
		$ 2,989,604
Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	174,719	$ 33,638,649
		$ 33,638,649
Textiles, Apparel & Luxury Goods — 0.5%
lululemon Athletica, Inc.(1)	3,522	$ 1,800,763
		$ 1,800,763
Trading Companies & Distributors — 0.3%
Fastenal Co.	16,573	$ 1,073,433
		$ 1,073,433

8
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 1.4%
T-Mobile US, Inc.	33,542	$ 5,377,789
		$ 5,377,789
Total Common Stocks (identified cost $138,797,380)		$364,724,995

Exchange-Traded Funds — 0.5%

Security	Shares	Value
Equity Funds — 0.5%
Invesco QQQ TM Trust, Series 1(2)	5,000	$ 2,047,600
Total Exchange-Traded Funds (identified cost $1,278,845)		$ 2,047,600

Short-Term Investments — 3.6%
Affiliated Fund — 2.7%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(4)	10,247,792	$ 10,247,792
Total Affiliated Fund (identified cost $10,247,792)		$ 10,247,792

Securities Lending Collateral — 0.6%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(5)	2,389,135	$ 2,389,135
Total Securities Lending Collateral (identified cost $2,389,135)		$ 2,389,135
U.S. Treasury Obligations — 0.3%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 10/3/24(6)	$1,000	$ 964,069
Total U.S. Treasury Obligations (identified cost $961,130)		$ 964,069
Total Short-Term Investments (identified cost $13,598,057)		$ 13,600,996
Total Investments — 100.6% (identified cost $153,674,282)		$380,373,591
Other Assets, Less Liabilities — (0.6)%		$ (2,229,244)
Net Assets — 100.0%		$ 378,144,347

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $2,555,718.
(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, as amended, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended. At December 31, 2023, the aggregate value of these securities is $1,927,118 or 0.5% of the Fund's net assets.
(4)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(5)	Represents investment of cash collateral received in connection with securities lending.
(6)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

9
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini NASDAQ-100® Index	33	Long	3/15/24	$11,235,510	$ 332,095
					$332,095

Abbreviations:
ADR	– American Depositary Receipt
10
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $143,426,490) - including $2,555,718 of securities on loan	$ 370,125,799
Investments in securities of affiliated issuers, at value (identified cost $10,247,792)	10,247,792
Receivable for capital shares sold	98,854
Dividends receivable	350,508
Dividends receivable - affiliated	42,289
Securities lending income receivable	21,722
Receivable from affiliate	71,114
Directors' deferred compensation plan	34,018
Total assets	$380,992,096
Liabilities
Payable for variation margin on open futures contracts	$ 44,210
Due to custodian	3,905
Payable for capital shares redeemed	71,532
Deposits for securities loaned	2,389,135
Payable to affiliates:
Investment advisory fee	92,695
Administrative fee	37,590
Distribution fees	22,429
Sub-transfer agency fee	74
Directors' deferred compensation plan	34,018
Accrued expenses	152,161
Total liabilities	$ 2,847,749
Net Assets	$378,144,347
Sources of Net Assets
Paid-in capital	$ 119,237,239
Distributable earnings	258,907,108
Net Assets	$378,144,347
Class I Shares
Net Assets	$ 268,239,132
Shares Outstanding	1,873,567
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 143.17
Class F Shares
Net Assets	$ 109,905,215
Shares Outstanding	786,958
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 139.66
11
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $5,913)	$ 2,854,738
Dividend income - affiliated issuers	246,266
Interest income	47,084
Securities lending income, net	100,306
Total investment income	$ 3,248,394
Expenses
Investment advisory fee	$ 935,154
Administrative fee	374,061
Distribution fees:
Class F	199,140
Directors' fees and expenses	21,836
Custodian fees	8,668
Transfer agency fees and expenses	289,080
Accounting fees	72,944
Professional fees	45,544
Reports to shareholders	17,493
Miscellaneous	93,053
Total expenses	$ 2,056,973
Waiver and/or reimbursement of expenses by affiliates	$ (368,705)
Net expenses	$ 1,688,268
Net investment income	$ 1,560,126
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 33,347,233
Futures contracts	1,847,375
Net realized gain	$ 35,194,608
Change in unrealized appreciation (depreciation):
Investment securities	$ 93,036,163
Futures contracts	464,315
Net change in unrealized appreciation (depreciation)	$ 93,500,478
Net realized and unrealized gain	$128,695,086
Net increase in net assets from operations	$130,255,212
12
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,560,126	$ 1,070,203
Net realized gain (loss)	35,194,608	(4,766,933)
Net change in unrealized appreciation (depreciation)	93,500,478	(108,179,407)
Net increase (decrease) in net assets from operations	$130,255,212	$(111,876,137)
Distributions to shareholders:
Class I	$ (771,064)	$ (10,636,246)
Class F	(299,278)	(2,774,436)
Total distributions to shareholders	$ (1,070,342)	$ (13,410,682)
Capital share transactions:
Class I	$ (13,610,300)	$ (160,050)
Class F	26,575,298	20,757,139
Net increase in net assets from capital share transactions	$ 12,964,998	$ 20,597,089
Net increase (decrease) in net assets	$142,149,868	$(104,689,730)
Net Assets
At beginning of year	$ 235,994,479	$ 340,684,209
At end of year	$378,144,347	$ 235,994,479
13
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Financial Highlights

	Class I
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 93.02	$ 146.70	$ 122.67	$ 86.05	$ 63.98
Income (Loss) From Operations
Net investment income(1)	$ 0.68	$ 0.50	$ 0.27	$ 0.42	$ 0.44
Net realized and unrealized gain (loss)	49.88	(48.48)	31.85	40.48	24.00
Total income (loss) from operations	$ 50.56	$ (47.98)	$ 32.12	$ 40.90	$ 24.44
Less Distributions
From net investment income	$ (0.41)	$ (0.21)	$ (0.39)	$ (0.49)	$ (0.41)
From net realized gain	—	(5.49)	(7.70)	(3.79)	(1.96)
Total distributions	$ (0.41)	$ (5.70)	$ (8.09)	$ (4.28)	$ (2.37)
Net asset value — End of year	$ 143.17	$ 93.02	$ 146.70	$ 122.67	$ 86.05
Total Return(2)	54.40%	(32.64)%	26.87%	48.22%	38.77%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$268,239	$184,733	$287,931	$237,710	$176,210
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.60%	0.60%	0.59%	0.60%	0.59%
Net expenses	0.48% (4)	0.48% (4)	0.48%	0.48%	0.48%
Net investment income	0.56%	0.44%	0.20%	0.42%	0.58%
Portfolio Turnover	21%	7%	8%	12%	8%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
14
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Financial Highlights — continued

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 90.97	$144.01	$ 120.85	$ 85.03	$ 63.40
Income (Loss) From Operations
Net investment income (loss)(1)	$ 0.39	$ 0.23	$ (0.07)	$ 0.16	$ 0.25
Net realized and unrealized gain (loss)	48.71	(47.57)	31.32	39.94	23.75
Total income (loss) from operations	$ 49.10	$ (47.34)	$ 31.25	$ 40.10	$24.00
Less Distributions
From net investment income	$ (0.41)	$ (0.21)	$ (0.39)	$ (0.49)	$ (0.41)
From net realized gain	—	(5.49)	(7.70)	(3.79)	(1.96)
Total distributions	$ (0.41)	$ (5.70)	$ (8.09)	$ (4.28)	$ (2.37)
Net asset value — End of year	$ 139.66	$ 90.97	$144.01	$120.85	$85.03
Total Return(2)	54.02%	(32.81)%	26.55%	47.86%	38.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$109,905	$51,262	$ 52,753	$ 23,099	$ 5,669
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.85%	0.85%	0.84%	0.85%	0.84%
Net expenses	0.73% (4)	0.73% (4)	0.73%	0.73%	0.73%
Net investment income (loss)	0.32%	0.21%	(0.05)%	0.16%	0.32%
Portfolio Turnover	21%	7%	8%	12%	8%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
15
See Notes to Financial Statements.

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Nasdaq 100 Index Portfolio (the Fund) is a non-diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class I and Class F shares. Among other things, each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class-specific expenses; (b) exchange privileges; and (c) class-specific voting rights.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
16

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Common Stocks	$ 364,724,995(1)	$ —	$ —	$ 364,724,995
Exchange-Traded Funds	2,047,600	—	—	2,047,600
Short-Term Investments:
Affiliated Fund	10,247,792	—	—	10,247,792
Securities Lending Collateral	2,389,135	—	—	2,389,135
U.S. Treasury Obligations	—	964,069	—	964,069
Total Investments	$379,409,522	$964,069	$ —	$380,373,591
Futures Contracts	$ 332,095	$ —	$ —	$ 332,095
Total	$379,741,617	$964,069	$ —	$380,705,686

(1)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Share Class Accounting— Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are declared separately for each class of shares. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G  Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
17

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.30% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $935,154.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $7,417 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.48% for Class I and 0.73% for Class F of such class’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $361,288.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class I and Class F and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $374,061.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $199,140 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $1,485 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $287,080, of which $58,410 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $14,666.
18

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $72,007,659 and $64,612,749, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$1,070,342	$ 2,001,665
Long-term capital gains	$ —	$11,409,017
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 5,554,051
Undistributed long-term capital gains	26,677,234
Net unrealized appreciation	226,675,823
Distributable earnings	$258,907,108
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$153,697,768
Gross unrealized appreciation	$ 229,964,684
Gross unrealized depreciation	(3,288,861)
Net unrealized appreciation	$226,675,823
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$332,095 (1)	$ —

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
19

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 1,847,375	$ 464,315
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2023 was approximately $5,280,000.
7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $2,555,718 and the total value of collateral received was $2,649,675, comprised of cash of $2,389,135 and U.S. government and/or agencies securities of $260,540.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Common Stocks	$ 1,364,525	$ —	$ —	$ —	$ 1,364,525
Exchange-Traded Funds	1,024,610	—	—	—	1,024,610
Total	$2,389,135	$ —	$ —	$ —	$2,389,135
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
20

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $10,247,792, which represents 2.7% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,444,037	$31,831,730	$(24,027,975)	$ —	$ —	$10,247,792	$246,266	10,247,792
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 10,000,000 common shares, $0.10 par value, for each Class.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class I
Shares sold	142,178	$ 17,236,272	131,475	$ 14,786,625
Reinvestment of distributions	5,950	771,064	116,116	10,636,246
Shares redeemed	(260,459)	(31,617,636)	(224,430)	(25,582,921)
Net increase (decrease)	(112,331)	$(13,610,300)	23,161	$ (160,050)
Class F
Shares sold	259,406	$ 30,494,914	177,717	$ 19,243,996
Reinvestment of distributions	2,366	299,278	30,954	2,774,436
Shares redeemed	(38,289)	(4,218,894)	(11,504)	(1,261,293)
Net increase	223,483	$ 26,575,298	197,167	$ 20,757,139
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 23.3% of the value of the outstanding shares of the Fund and separate accounts of two other insurance companies each owned more than 10% of the value of the outstanding shares of the Fund, aggregating 63.0%.
21

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Nasdaq 100 Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Nasdaq 100 Index Portfolio (the “Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
22

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Fund designates approximately $2,820,043, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 99.99% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $26,677,234 or, if subsequently determined to be different, the net capital gain of such year.
23

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

24

Calvert
VP Nasdaq 100 Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
25

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

26

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
27

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
28

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
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Printed on recycled paper.
24229     12.31.23

Calvert
VP S&P 500® Index Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP S&P 500® Index Portfolio

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For U.S. equity investors, the 12-month period ended December 31, 2023, was a roller-coaster ride, driven largely by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could bring the world’s largest economy in for a soft landing, and changing expectations of how long interest rates might remain high.
As the period opened in January 2023, U.S. equities began a rally that lasted through July. The initial tailwind was ChatGPT, an artificial intelligence (AI) application that led investors to perceive AI might become the next big innovation to drive the information technology (IT) sector. As a result, IT -- one of the worst-performing sectors in 2022 -- became a standout sector in 2023. Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. economy as doing surprisingly well.
But from August through October 2023, the bond market halted the stock market’s momentum. As investors feared the Fed might keep rates higher for longer than they had anticipated just a few months earlier, longer-term bond interest rates rose sharply. Given the potential for relatively attractive returns with lower risk than stocks, many investors shifted asset allocations from equities to bonds.
In the final two months of the period, however, U.S. equities made another U-turn, as investors again revised their expectations of what the Fed might do. Encouraged by cooling economic data and declining inflation, investors began to conclude the Fed was done raising interest rates -- and might begin lowering rates as early as March 2024.
In response, the U.S. stock market ended the period on a high note, with the S&P 500® Index, a broad measure of U.S. stocks; the blue-chip Dow Jones Industrial Average®; and the technology-laden Nasdaq Composite Index each rising more than 9% in November and more than 4% in December 2023. Unlike the equity rally during the first half of the period driven by a handful of large-cap technology-related stocks, the year-end rally extended across a wider range of market capitalizations, with the small-cap Russell 2000® Index keeping pace with its large-cap brethren in November, and significantly outperforming them in December.
For the period as a whole, U.S. equity performance was also strong. The S&P 500® Index returned 26.29%, the Dow Jones Industrial Average® returned 16.18%, the Nasdaq Composite Index returned 44.64%, and the Russell 2000® Index returned 16.93%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP S&P 500® Index Portfolio (the Fund) returned 25.92% for its shares at net asset value (NAV). By comparison, its benchmark, the S&P 500® Index (the Index), returned 26.29% during the period.
The Index is unmanaged, and returns do not reflect fees or operating expenses.
The Fund seeks to track the total return of the securities composing the Index. The Fund uses a replication index method, investing in the common stock of each company in the Index in approximately the same proportion as represented in the Index itself. The Fund may also invest in exchange-traded funds (ETFs) that provide the same exposure to the Index. Derivatives, such as options, futures, and options on such futures that provide exposure to the stocks in the Index, may be held by the Fund incidental to its main investment strategy in order to manage cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs.
During the period, large-cap stocks outperformed both small-cap and mid-cap stocks, while large-cap growth stocks outperformed large-cap value stocks within the S&P family of indexes.
Meanwhile, nine of the 11 market sectors within the Index had positive returns during the period. Information technology (IT), communication services, and consumer discretionary were the best-performing sectors within the Index during the period, all with returns of 43% or more. Utilities and energy -- the worst-performing sectors during the period -- had negative returns.
By period-end, the IT, health care, and financials sectors had the largest weightings within the Index. In contrast, the materials, real estate, and utilities sectors had the smallest weightings within the Index.
The Fund’s use of derivatives added to absolute returns during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.
% Average Annual Total Returns[1,2]	Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Fund at NAV	12/29/1995	12/29/1995	25.92%	15.38%	11.68%

S&P 500® Index	—	—	26.29%	15.68%	12.03%

% Total Annual Operating Expense Ratios[3]
Gross	0.43%
Net	0.28
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Fund Profile

Sector Allocation (% of net assets)[1]
Top 10 Holdings (% of net assets)[1]
Apple, Inc.	6.8%
Microsoft Corp.	6.7
Amazon.com, Inc.	3.3
NVIDIA Corp.	2.9
Alphabet, Inc., Class A	2.0
Meta Platforms, Inc., Class A	1.9
Alphabet, Inc., Class C	1.7
Tesla, Inc.	1.7
Berkshire Hathaway, Inc., Class B	1.6
SPDR S&P 500 ETF Trust	1.2
Total	29.8%

Footnotes:
[1]	Excludes cash and cash equivalents.
4

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Additional Information
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks.

5

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
	$1,000.00	$1,078.80	$1.47 **	0.28%
Hypothetical
(5% return per year before expenses)
	$1,000.00	$1,023.79	$1.43 **	0.28%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans.
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
6

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments

Common Stocks — 96.1%

Security	Shares	Value
Aerospace & Defense — 1.6%
Axon Enterprise, Inc.(1)	830	$ 214,414
Boeing Co. (The)(1)	6,319	1,647,111
General Dynamics Corp.	2,517	653,589
Howmet Aerospace, Inc.	4,444	240,509
Huntington Ingalls Industries, Inc.	492	127,743
L3Harris Technologies, Inc.	2,106	443,566
Lockheed Martin Corp.	2,454	1,112,251
Northrop Grumman Corp.	1,575	737,320
RTX Corp.	15,978	1,344,389
Textron, Inc.	2,178	175,155
TransDigm Group, Inc.	615	622,134
		$ 7,318,181
Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.	1,421	$ 122,760
Expeditors International of Washington, Inc.	1,616	205,555
FedEx Corp.	2,570	650,133
United Parcel Service, Inc., Class B	8,037	1,263,658
		$ 2,242,106
Automobile Components — 0.1%
Aptiv PLC(1)	3,143	$ 281,990
BorgWarner, Inc.	2,948	105,686
		$ 387,676
Automobiles — 1.9%
Ford Motor Co.	43,695	$ 532,642
General Motors Co.	15,218	546,630
Tesla, Inc.(1)	30,843	7,663,869
		$ 8,743,141
Banks — 3.1%
Bank of America Corp.	76,507	$ 2,575,991
Citigroup, Inc.	21,268	1,094,026
Citizens Financial Group, Inc.	5,451	180,646
Comerica, Inc.	1,465	81,762
Fifth Third Bancorp	7,858	271,022
Huntington Bancshares, Inc.	16,091	204,677
JPMorgan Chase & Co.	32,258	5,487,086
KeyCorp	11,262	162,173
M&T Bank Corp.	1,915	262,508
PNC Financial Services Group, Inc. (The)	4,426	685,366
Regions Financial Corp.	10,335	200,292
Truist Financial Corp.	14,820	547,154
U.S. Bancorp	17,302	748,831
Wells Fargo & Co.	40,356	1,986,322
Zions Bancorp N.A.	1,934	84,845
		$ 14,572,701
Security	Shares	Value
Beverages — 1.4%
Brown-Forman Corp., Class B	2,191	$ 125,106
Coca-Cola Co. (The)	43,239	2,548,074
Constellation Brands, Inc., Class A	1,796	434,183
Keurig Dr Pepper, Inc.	11,188	372,784
Molson Coors Beverage Co., Class B	2,058	125,970
Monster Beverage Corp.(1)	8,209	472,921
PepsiCo, Inc.	15,278	2,594,816
		$ 6,673,854
Biotechnology — 1.9%
AbbVie, Inc.	19,705	$ 3,053,684
Amgen, Inc.	5,947	1,712,855
Biogen, Inc.(1)	1,610	416,620
Gilead Sciences, Inc.	13,846	1,121,664
Incyte Corp.(1)	2,229	139,959
Moderna, Inc.(1)	3,821	379,998
Regeneron Pharmaceuticals, Inc.(1)	1,190	1,045,165
Vertex Pharmaceuticals, Inc.(1)	2,863	1,164,926
		$ 9,034,871
Broadline Retail — 3.4%
Amazon.com, Inc.(1)	101,415	$ 15,408,995
eBay, Inc.	5,767	251,556
Etsy, Inc.(1)	1,432	116,064
		$ 15,776,615
Building Products — 0.5%
A.O. Smith Corp.	1,365	$ 112,531
Allegion PLC	981	124,283
Builders FirstSource, Inc.(1)	1,371	228,875
Carrier Global Corp.	9,324	535,664
Johnson Controls International PLC	7,560	435,758
Masco Corp.	2,495	167,115
Trane Technologies PLC	2,538	619,018
		$ 2,223,244
Capital Markets — 2.9%
Ameriprise Financial, Inc.	1,125	$ 427,309
Bank of New York Mellon Corp. (The)	8,546	444,819
BlackRock, Inc.	1,554	1,261,537
Blackstone, Inc.	7,896	1,033,744
Cboe Global Markets, Inc.	1,218	217,486
Charles Schwab Corp. (The)	16,537	1,137,746
CME Group, Inc.	4,000	842,400
FactSet Research Systems, Inc.	422	201,315
Franklin Resources, Inc.	3,133	93,332
Goldman Sachs Group, Inc. (The)	3,624	1,398,031
Intercontinental Exchange, Inc.	6,360	816,815
Invesco, Ltd.	5,598	99,868
MarketAxess Holdings, Inc.	454	132,954

7
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Capital Markets (continued)
Moody's Corp.	1,749	$ 683,090
Morgan Stanley(2)	14,044	1,309,603
MSCI, Inc.	879	497,206
Nasdaq, Inc.	3,799	220,874
Northern Trust Corp.	2,389	201,584
Raymond James Financial, Inc.	2,169	241,844
S&P Global, Inc.	3,600	1,585,872
State Street Corp.	3,429	265,610
T. Rowe Price Group, Inc.	2,589	278,809
		$ 13,391,848
Chemicals — 1.5%
Air Products & Chemicals, Inc.	2,469	$ 676,012
Albemarle Corp.	1,304	188,402
Celanese Corp.	1,113	172,927
CF Industries Holdings, Inc.	2,227	177,047
Corteva, Inc.	7,831	375,262
Dow, Inc.	7,794	427,423
DuPont de Nemours, Inc.	4,779	367,648
Eastman Chemical Co.	1,448	130,059
Ecolab, Inc.	2,820	559,347
FMC Corp.	1,386	87,387
International Flavors & Fragrances, Inc.	2,837	229,712
Linde PLC	5,388	2,212,906
LyondellBasell Industries NV, Class A	2,956	281,056
Mosaic Co. (The)	3,835	137,025
PPG Industries, Inc.	2,620	391,821
Sherwin-Williams Co. (The)	2,617	816,242
		$ 7,230,276
Commercial Services & Supplies — 0.5%
Cintas Corp.	962	$ 579,759
Copart, Inc.(1)	9,710	475,790
Republic Services, Inc.	2,273	374,840
Rollins, Inc.	3,270	142,801
Veralto Corp.	2,546	209,434
Waste Management, Inc.	4,073	729,474
		$ 2,512,098
Communications Equipment — 0.8%
Arista Networks, Inc.(1)	2,800	$ 659,428
Cisco Systems, Inc.	45,011	2,273,956
F5, Inc.(1)	733	131,192
Juniper Networks, Inc.	3,970	117,036
Motorola Solutions, Inc.	1,844	577,338
		$ 3,758,950
Construction & Engineering — 0.1%
Quanta Services, Inc.	1,614	$ 348,301
		$ 348,301
Security	Shares	Value
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	713	$ 355,723
Vulcan Materials Co.	1,533	348,006
		$ 703,729
Consumer Finance — 0.5%
American Express Co.	6,397	$ 1,198,414
Capital One Financial Corp.	4,232	554,900
Discover Financial Services	2,779	312,359
Synchrony Financial	4,826	184,305
		$ 2,249,978
Consumer Staples Distribution & Retail — 1.7%
Costco Wholesale Corp.	4,942	$ 3,262,115
Dollar General Corp.	2,439	331,582
Dollar Tree, Inc.(1)	2,323	329,982
Kroger Co. (The)	7,354	336,151
Sysco Corp.	5,603	409,748
Target Corp.	5,129	730,472
Walgreens Boots Alliance, Inc.	7,968	208,045
Walmart, Inc.	15,852	2,499,068
		$ 8,107,163
Containers & Packaging — 0.2%
Amcor PLC	16,061	$ 154,828
Avery Dennison Corp.	958	193,669
Ball Corp.	3,636	209,143
International Paper Co.	3,993	144,347
Packaging Corp. of America	996	162,258
WestRock Co.	2,849	118,291
		$ 982,536
Distributors — 0.1%
Genuine Parts Co.	1,621	$ 224,509
LKQ Corp.	3,246	155,126
Pool Corp.	430	171,445
		$ 551,080
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	79,453	$ 1,333,221
Verizon Communications, Inc.	46,717	1,761,231
		$ 3,094,452
Electric Utilities — 1.5%
Alliant Energy Corp.	2,836	$ 145,487
American Electric Power Co., Inc.	5,946	482,934
Constellation Energy Corp.	3,549	414,843
Duke Energy Corp.	8,564	831,051
Edison International	4,259	304,476
Entergy Corp.	2,350	237,796
Evergy, Inc.	2,553	133,267

8
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Electric Utilities (continued)
Eversource Energy	4,029	$ 248,670
Exelon Corp.	11,062	397,126
FirstEnergy Corp.	5,955	218,310
NextEra Energy, Inc.	22,799	1,384,811
NRG Energy, Inc.	2,509	129,715
PG&E Corp.	24,135	435,154
Pinnacle West Capital Corp.	1,343	96,481
PPL Corp.	8,507	230,540
Southern Co. (The)	12,119	849,784
Xcel Energy, Inc.	6,132	379,632
		$ 6,920,077
Electrical Equipment — 0.6%
AMETEK, Inc.	2,565	$ 422,943
Eaton Corp. PLC	4,437	1,068,518
Emerson Electric Co.	6,335	616,586
Generac Holdings, Inc.(1)	683	88,271
Hubbell, Inc.	623	204,923
Rockwell Automation, Inc.	1,274	395,552
		$ 2,796,793
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	6,649	$ 659,115
CDW Corp.	1,547	351,664
Corning, Inc.	8,533	259,830
Jabil, Inc.	1,422	181,163
Keysight Technologies, Inc.(1)	1,973	313,885
TE Connectivity, Ltd.	3,453	485,147
Teledyne Technologies, Inc.(1)	524	233,856
Trimble, Inc.(1)	2,866	152,471
Zebra Technologies Corp., Class A(1)	571	156,071
		$ 2,793,202
Energy Equipment & Services — 0.3%
Baker Hughes Co.	11,182	$ 382,201
Halliburton Co.	9,946	359,548
Schlumberger, Ltd.	15,873	826,031
		$ 1,567,780
Entertainment — 1.1%
Electronic Arts, Inc.	2,720	$ 372,123
Live Nation Entertainment, Inc.(1)	1,577	147,607
Netflix, Inc.(1)	4,864	2,368,185
Take-Two Interactive Software, Inc.(1)	1,758	282,950
Walt Disney Co. (The)	20,333	1,835,867
Warner Bros. Discovery, Inc.(1)	25,598	291,305
		$ 5,298,037
Financial Services — 4.0%
Berkshire Hathaway, Inc., Class B(1)	20,296	$ 7,238,771
Security	Shares	Value
Financial Services (continued)
Fidelity National Information Services, Inc.	6,584	$ 395,501
Fiserv, Inc.(1)	6,669	885,910
FleetCor Technologies, Inc.(1)	802	226,653
Global Payments, Inc.	2,894	367,538
Jack Henry & Associates, Inc.	841	137,428
Mastercard, Inc., Class A	9,240	3,940,952
PayPal Holdings, Inc.(1)	11,981	735,753
Visa, Inc., Class A	17,790	4,631,627
		$ 18,560,133
Food Products — 0.9%
Archer-Daniels-Midland Co.	5,927	$ 428,048
Bunge Global S.A.	1,614	162,933
Campbell Soup Co.	2,478	107,124
Conagra Brands, Inc.	5,657	162,130
General Mills, Inc.	6,459	420,739
Hershey Co. (The)	1,666	310,609
Hormel Foods Corp.	3,341	107,280
JM Smucker Co. (The)	1,265	159,871
Kellanova	2,931	163,872
Kraft Heinz Co. (The)	9,214	340,734
Lamb Weston Holdings, Inc.	1,610	174,025
McCormick & Co., Inc.	2,975	203,549
Mondelez International, Inc., Class A	15,117	1,094,924
Tyson Foods, Inc., Class A	3,296	177,160
		$ 4,012,998
Gas Utilities — 0.0%(3)
Atmos Energy Corp.	1,650	$ 191,235
		$ 191,235
Ground Transportation — 1.1%
CSX Corp.	21,959	$ 761,318
J.B. Hunt Transport Services, Inc.	905	180,765
Norfolk Southern Corp.	2,513	594,023
Old Dominion Freight Line, Inc.	994	402,898
Uber Technologies, Inc.(1)	22,867	1,407,921
Union Pacific Corp.	6,774	1,663,830
		$ 5,010,755
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	19,284	$ 2,122,590
Align Technology, Inc.(1)	792	217,008
Baxter International, Inc.	5,638	217,965
Becton Dickinson and Co.	3,224	786,108
Boston Scientific Corp.(1)	16,271	940,627
Cooper Cos., Inc. (The)	550	208,142
DENTSPLY SIRONA, Inc.	2,627	93,495
DexCom, Inc.(1)	4,293	532,718
Edwards Lifesciences Corp.(1)	6,740	513,925

9
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Health Care Equipment & Supplies (continued)
GE HealthCare Technologies, Inc.	4,351	$ 336,419
Hologic, Inc.(1)	2,722	194,487
IDEXX Laboratories, Inc.(1)	923	512,311
Insulet Corp.(1)	776	168,377
Intuitive Surgical, Inc.(1)	3,912	1,319,752
Medtronic PLC	14,785	1,217,988
ResMed, Inc.	1,635	281,253
STERIS PLC	1,098	241,395
Stryker Corp.	3,757	1,125,071
Teleflex, Inc.	566	141,127
Zimmer Biomet Holdings, Inc.	2,412	293,540
		$ 11,464,298
Health Care Providers & Services — 2.7%
Cardinal Health, Inc.	2,739	$ 276,091
Cencora, Inc.	1,853	380,569
Centene Corp.(1)	5,936	440,511
Cigna Group	3,252	973,811
CVS Health Corp.	14,273	1,126,996
DaVita, Inc.(1)	621	65,056
Elevance Health, Inc.	2,611	1,231,243
HCA Healthcare, Inc.	2,201	595,767
Henry Schein, Inc.(1)	1,451	109,855
Humana, Inc.	1,368	626,284
Laboratory Corp. of America Holdings	943	214,335
McKesson Corp.	1,479	684,747
Molina Healthcare, Inc.(1)	648	234,129
Quest Diagnostics, Inc.	1,249	172,212
UnitedHealth Group, Inc.	10,315	5,430,538
Universal Health Services, Inc., Class B	722	110,062
		$ 12,672,206
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	6,079	$ 120,364
Ventas, Inc.	4,471	222,835
Welltower, Inc.	6,150	554,545
		$ 897,744
Hotel & Resort REITs — 0.0%(3)
Host Hotels & Resorts, Inc.	8,213	$ 159,907
		$ 159,907
Hotels, Restaurants & Leisure — 2.1%
Airbnb, Inc., Class A(1)	4,831	$ 657,692
Booking Holdings, Inc.(1)	388	1,376,321
Caesars Entertainment, Inc.(1)	2,622	122,919
Carnival Corp.(1)	11,196	207,574
Chipotle Mexican Grill, Inc.(1)	305	697,523
Darden Restaurants, Inc.	1,337	219,669
Domino's Pizza, Inc.	405	166,953
Security	Shares	Value
Hotels, Restaurants & Leisure (continued)
Expedia Group, Inc.(1)	1,482	$ 224,953
Hilton Worldwide Holdings, Inc.	2,850	518,957
Las Vegas Sands Corp.	4,044	199,005
Marriott International, Inc., Class A	2,741	618,123
McDonald's Corp.	8,060	2,389,871
MGM Resorts International(1)	3,240	144,763
Norwegian Cruise Line Holdings, Ltd.(1)(4)	5,240	105,010
Royal Caribbean Cruises, Ltd.(1)	2,700	349,623
Starbucks Corp.	12,697	1,219,039
Wynn Resorts, Ltd.	1,118	101,861
Yum! Brands, Inc.	3,115	407,006
		$ 9,726,862
Household Durables — 0.4%
D.R. Horton, Inc.	3,349	$ 508,981
Garmin, Ltd.	1,701	218,647
Lennar Corp., Class A	2,780	414,331
Mohawk Industries, Inc.(1)	700	72,450
NVR, Inc.(1)	36	252,016
PulteGroup, Inc.	2,396	247,315
Whirlpool Corp.	671	81,708
		$ 1,795,448
Household Products — 1.2%
Church & Dwight Co., Inc.	2,840	$ 268,550
Clorox Co. (The)	1,466	209,037
Colgate-Palmolive Co.	9,150	729,347
Kimberly-Clark Corp.	3,755	456,270
Procter & Gamble Co. (The)	26,305	3,854,735
		$ 5,517,939
Independent Power and Renewable Electricity Producers — 0.0%(3)
AES Corp. (The)	7,441	$ 143,239
		$ 143,239
Industrial Conglomerates — 0.8%
3M Co.	6,138	$ 671,006
General Electric Co.	12,094	1,543,557
Honeywell International, Inc.	7,326	1,536,336
		$ 3,750,899
Industrial REITs — 0.3%
Prologis, Inc.	10,267	$ 1,368,591
		$ 1,368,591
Insurance — 2.0%
Aflac, Inc.	5,909	$ 487,492
Allstate Corp. (The)	2,908	407,062
American International Group, Inc.	7,801	528,518
Aon PLC, Class A	2,225	647,519

10
See Notes to Financial Statements.

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VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Insurance (continued)
Arch Capital Group, Ltd.(1)	4,304	$ 319,658
Arthur J. Gallagher & Co.	2,399	539,487
Assurant, Inc.	630	106,149
Brown & Brown, Inc.	2,625	186,664
Chubb, Ltd.	4,534	1,024,684
Cincinnati Financial Corp.	1,744	180,434
Everest Group, Ltd.	482	170,426
Globe Life, Inc.	952	115,877
Hartford Financial Services Group, Inc. (The)	3,342	268,630
Loews Corp.	2,134	148,505
Marsh & McLennan Cos., Inc.	5,479	1,038,106
MetLife, Inc.	6,909	456,892
Principal Financial Group, Inc.	2,566	201,867
Progressive Corp. (The)	6,501	1,035,479
Prudential Financial, Inc.	4,012	416,085
Travelers Cos., Inc. (The)	2,538	483,464
W.R. Berkley Corp.	2,348	166,051
Willis Towers Watson PLC	1,147	276,656
		$ 9,205,705
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A(1)	66,017	$ 9,221,915
Alphabet, Inc., Class C(1)	55,610	7,837,117
Match Group, Inc.(1)	3,020	110,230
Meta Platforms, Inc., Class A(1)	24,759	8,763,696
		$ 25,932,958
IT Services — 1.2%
Accenture PLC, Class A	6,974	$ 2,447,246
Akamai Technologies, Inc.(1)	1,754	207,586
Cognizant Technology Solutions Corp., Class A	5,572	420,853
EPAM Systems, Inc.(1)	641	190,595
Gartner, Inc.(1)	866	390,661
International Business Machines Corp.	10,147	1,659,542
VeriSign, Inc.(1)	987	203,283
		$ 5,519,766
Leisure Products — 0.0%(3)
Hasbro, Inc.	1,505	$ 76,845
		$ 76,845
Life Sciences Tools & Services — 1.4%
Agilent Technologies, Inc.	3,251	$ 451,987
Bio-Rad Laboratories, Inc., Class A(1)	241	77,817
Bio-Techne Corp.	1,757	135,570
Charles River Laboratories International, Inc.(1)	570	134,748
Danaher Corp.	7,308	1,690,633
Illumina, Inc.(1)	1,765	245,759
IQVIA Holdings, Inc.(1)	2,035	470,858
Mettler-Toledo International, Inc.(1)	241	292,323
Security	Shares	Value
Life Sciences Tools & Services (continued)
Revvity, Inc.	1,371	$ 149,864
Thermo Fisher Scientific, Inc.	4,293	2,278,681
Waters Corp.(1)	682	224,535
West Pharmaceutical Services, Inc.	852	300,006
		$ 6,452,781
Machinery — 1.7%
Caterpillar, Inc.	5,669	$ 1,676,153
Cummins, Inc.	1,575	377,323
Deere & Co.	2,976	1,190,013
Dover Corp.	1,554	239,021
Fortive Corp.	4,063	299,159
IDEX Corp.	896	194,531
Illinois Tool Works, Inc.	3,043	797,083
Ingersoll Rand, Inc.	4,498	347,875
Nordson Corp.	625	165,100
Otis Worldwide Corp.	4,548	406,910
PACCAR, Inc.	5,813	567,640
Parker-Hannifin Corp.	1,428	657,880
Pentair PLC	1,906	138,585
Snap-on, Inc.	611	176,481
Stanley Black & Decker, Inc.	1,704	167,162
Westinghouse Air Brake Technologies Corp.	2,067	262,302
Xylem, Inc.	2,779	317,806
		$ 7,981,024
Media — 0.7%
Charter Communications, Inc., Class A(1)	1,118	$ 434,544
Comcast Corp., Class A	44,623	1,956,719
Fox Corp., Class A	2,747	81,503
Fox Corp., Class B	1,466	40,535
Interpublic Group of Cos., Inc. (The)	4,256	138,916
News Corp., Class A	4,518	110,917
News Corp., Class B	1,333	34,285
Omnicom Group, Inc.	2,280	197,243
Paramount Global, Class B	5,361	79,289
		$ 3,073,951
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	15,935	$ 678,353
Newmont Corp.	12,807	530,082
Nucor Corp.	2,732	475,477
Steel Dynamics, Inc.	1,797	212,226
		$ 1,896,138
Multi-Utilities — 0.6%
Ameren Corp.	2,922	$ 211,377
CenterPoint Energy, Inc.	7,014	200,390
CMS Energy Corp.	3,242	188,263
Consolidated Edison, Inc.	3,836	348,961

11
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Multi-Utilities (continued)
Dominion Energy, Inc.	9,299	$ 437,053
DTE Energy Co.	2,291	252,606
NiSource, Inc.	4,769	126,617
Public Service Enterprise Group, Inc.	5,537	338,587
Sempra	6,993	522,587
WEC Energy Group, Inc.	3,505	295,016
		$ 2,921,457
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	1,738	$ 220,326
Boston Properties, Inc.	1,604	112,553
		$ 332,879
Oil, Gas & Consumable Fuels — 3.4%
APA Corp.	3,546	$ 127,231
Chevron Corp.	19,509	2,909,962
ConocoPhillips	13,195	1,531,544
Coterra Energy, Inc.	8,359	213,322
Devon Energy Corp.	7,120	322,536
Diamondback Energy, Inc.	2,064	320,085
EOG Resources, Inc.	6,480	783,756
EQT Corp.	4,571	176,715
Exxon Mobil Corp.	44,715	4,470,606
Hess Corp.	3,072	442,860
Kinder Morgan, Inc.	21,489	379,066
Marathon Oil Corp.	6,990	168,878
Marathon Petroleum Corp.	4,219	625,931
Occidental Petroleum Corp.	7,337	438,092
ONEOK, Inc.	6,473	454,534
Phillips 66	4,889	650,921
Pioneer Natural Resources Co.	2,593	583,114
Targa Resources Corp.	2,582	224,298
Valero Energy Corp.	3,783	491,790
Williams Cos., Inc. (The)	13,518	470,832
		$ 15,786,073
Passenger Airlines — 0.2%
American Airlines Group, Inc.(1)	7,946	$ 109,178
Delta Air Lines, Inc.	7,150	287,644
Southwest Airlines Co.	7,058	203,835
United Airlines Holdings, Inc.(1)	3,645	150,393
		$ 751,050
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	2,581	$ 377,471
Kenvue, Inc.	19,152	412,343
		$ 789,814
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	22,611	$ 1,160,170
Security	Shares	Value
Pharmaceuticals (continued)
Catalent, Inc.(1)	2,003	$ 89,995
Eli Lilly & Co.	8,893	5,183,908
Johnson & Johnson	26,849	4,208,312
Merck & Co., Inc.	28,159	3,069,894
Pfizer, Inc.	62,745	1,806,428
Viatris, Inc.	13,331	144,375
Zoetis, Inc.	5,102	1,006,982
		$ 16,670,064
Professional Services — 0.7%
Automatic Data Processing, Inc.	4,571	$ 1,064,906
Broadridge Financial Solutions, Inc.	1,363	280,437
Ceridian HCM Holding, Inc.(1)	1,816	121,890
Equifax, Inc.	1,416	350,163
Jacobs Solutions, Inc.	1,399	181,590
Leidos Holdings, Inc.	1,645	178,055
Paychex, Inc.	3,573	425,580
Paycom Software, Inc.	545	112,662
Robert Half, Inc.	1,294	113,769
Verisk Analytics, Inc.	1,612	385,042
		$ 3,214,094
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A(1)	3,387	$ 315,296
CoStar Group, Inc.(1)	4,538	396,576
		$ 711,872
Residential REITs — 0.3%
AvalonBay Communities, Inc.	1,639	$ 306,854
Camden Property Trust	1,285	127,588
Equity Residential	3,840	234,854
Essex Property Trust, Inc.	761	188,682
Invitation Homes, Inc.	6,639	226,456
Mid-America Apartment Communities, Inc.	1,347	181,118
UDR, Inc.	3,363	128,769
		$ 1,394,321
Retail REITs — 0.3%
Federal Realty Investment Trust	816	$ 84,089
Kimco Realty Corp.	6,888	146,783
Realty Income Corp.	8,235	472,854
Regency Centers Corp.	1,918	128,506
Simon Property Group, Inc.	3,625	517,070
		$ 1,349,302
Semiconductors & Semiconductor Equipment — 7.8%
Advanced Micro Devices, Inc.(1)	17,954	$ 2,646,599
Analog Devices, Inc.	5,537	1,099,427
Applied Materials, Inc.	9,296	1,506,603
Broadcom, Inc.	4,896	5,465,160

12
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Enphase Energy, Inc.(1)	1,517	$ 200,456
First Solar, Inc.(1)	1,197	206,219
Intel Corp.	46,849	2,354,162
KLA Corp.	1,511	878,344
Lam Research Corp.	1,465	1,147,476
Microchip Technology, Inc.	6,012	542,162
Micron Technology, Inc.	12,202	1,041,319
Monolithic Power Systems, Inc.	538	339,360
NVIDIA Corp.	27,547	13,641,825
NXP Semiconductors NV	2,864	657,804
ON Semiconductor Corp.(1)	4,786	399,775
Qorvo, Inc.(1)	1,082	121,844
QUALCOMM, Inc.	12,368	1,788,784
Skyworks Solutions, Inc.	1,840	206,853
Teradyne, Inc.	1,699	184,375
Texas Instruments, Inc.	10,092	1,720,282
		$ 36,148,829
Software — 10.3%
Adobe, Inc.(1)	5,059	$ 3,018,199
ANSYS, Inc.(1)	1,002	363,606
Autodesk, Inc.(1)	2,375	578,265
Cadence Design Systems, Inc.(1)	3,023	823,375
Fair Isaac Corp.(1)	275	320,103
Fortinet, Inc.(1)	7,083	414,568
Gen Digital, Inc.	6,265	142,967
Intuit, Inc.	3,114	1,946,343
Microsoft Corp.	82,949	31,192,142
Oracle Corp.	17,656	1,861,472
Palo Alto Networks, Inc.(1)	3,454	1,018,516
PTC, Inc.(1)	1,317	230,422
Roper Technologies, Inc.	1,187	647,117
Salesforce, Inc.(1)	10,812	2,845,070
ServiceNow, Inc.(1)	2,278	1,609,384
Synopsys, Inc.(1)	1,690	870,198
Tyler Technologies, Inc.(1)	468	195,680
		$ 48,077,427
Specialized REITs — 1.1%
American Tower Corp.	5,180	$ 1,118,258
Crown Castle, Inc.	4,823	555,561
Digital Realty Trust, Inc.	3,365	452,862
Equinix, Inc.	1,043	840,022
Extra Space Storage, Inc.	2,348	376,455
Iron Mountain, Inc.	3,245	227,085
Public Storage	1,759	536,495
SBA Communications Corp.	1,251	317,366
VICI Properties, Inc.	11,496	366,493
Weyerhaeuser Co.	8,434	293,250
		$ 5,083,847
Security	Shares	Value
Specialty Retail — 2.0%
AutoZone, Inc.(1)	196	$ 506,780
Bath & Body Works, Inc.	2,810	121,280
Best Buy Co., Inc.	2,308	180,670
CarMax, Inc.(1)	1,930	148,108
Home Depot, Inc. (The)	11,159	3,867,151
Lowe's Cos., Inc.	6,413	1,427,213
O'Reilly Automotive, Inc.(1)	657	624,203
Ross Stores, Inc.	3,763	520,762
TJX Cos., Inc. (The)	12,713	1,192,606
Tractor Supply Co.	1,201	258,251
Ulta Beauty, Inc.(1)	547	268,024
		$ 9,115,048
Technology Hardware, Storage & Peripherals — 7.0%
Apple, Inc.	163,130	$ 31,407,419
Hewlett Packard Enterprise Co.	14,905	253,087
HP, Inc.	10,013	301,291
NetApp, Inc.	2,433	214,493
Seagate Technology Holdings PLC	2,162	184,570
Western Digital Corp.(1)	3,795	198,744
		$ 32,559,604
Textiles, Apparel & Luxury Goods — 0.5%
lululemon Athletica, Inc.(1)	1,280	$ 654,451
NIKE, Inc., Class B	13,602	1,476,769
Ralph Lauren Corp.	442	63,736
Tapestry, Inc.	2,547	93,755
VF Corp.	4,118	77,419
		$ 2,366,130
Tobacco — 0.5%
Altria Group, Inc.	19,654	$ 792,842
Philip Morris International, Inc.	17,251	1,622,974
		$ 2,415,816
Trading Companies & Distributors — 0.3%
Fastenal Co.	6,350	$ 411,289
United Rentals, Inc.	753	431,785
W.W. Grainger, Inc.	491	406,887
		$ 1,249,961
Water Utilities — 0.1%
American Water Works Co., Inc.	2,247	$ 296,581
		$ 296,581

13
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Security	Shares	Value
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.	5,654	$ 906,506
		$ 906,506
Total Common Stocks (identified cost $129,399,562)		$446,830,786

Exchange-Traded Funds — 1.2%

Security	Shares	Value
Equity Funds — 1.2%
SPDR S&P 500 ETF Trust	12,000	$ 5,703,720
Total Exchange-Traded Funds (identified cost $5,632,080)		$ 5,703,720

Rights — 0.0%(3)

Security	Shares	Value
Health Care Equipment & Supplies — 0.0%(3)
Abiomed, Inc., CVR(1)(5)(6)	544	$ 555
Total Rights (identified cost $555)		$ 555

Short-Term Investments — 2.7%
Affiliated Fund — 2.5%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(7)	11,633,640	$ 11,633,640
Total Affiliated Fund (identified cost $11,633,640)		$ 11,633,640
U.S. Treasury Obligations — 0.2%
Security	Principal Amount (000's omitted)	Value
U.S. Treasury Bills, 0.00%, 10/3/24(8)	$1,000	$ 964,069
Total U.S. Treasury Obligations (identified cost $961,130)		$ 964,069
Total Short-Term Investments (identified cost $12,594,770)		$ 12,597,709
Total Investments — 100.0% (identified cost $147,626,967)		$465,132,770
Other Assets, Less Liabilities — 0.0%(3)		$ 7,117
Net Assets — 100.0%		$465,139,887

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	Non-income producing security.
(2)	Represents an investment in an issuer that is deemed to be an affiliate (See Note 9).
(3)	Amount is less than 0.05%.
(4)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $103,947.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 1A).
(6)	Restricted security. Total market value of restricted securities amounts to $555, which represents less than 0.05% of the net assets of the Fund as of December 31, 2023.
(7)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(8)	Security (or a portion thereof) has been pledged to cover margin requirements on open futures contracts.

Abbreviations:
CVR	– Contingent Value Rights
REITs	– Real Estate Investment Trusts

14
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	54	Long	3/15/24	$13,014,000	$ 150,290
					$150,290
Restricted Securities
Description	Acquisition Date	Cost
Abiomed, Inc., CVR	12/28/22	$555
15
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $135,707,579) - including $103,947 of securities on loan	$ 452,189,527
Investments in securities of affiliated issuers, at value (identified cost $11,919,388)	12,943,243
Receivable for capital shares sold	108,883
Dividends receivable	422,970
Dividends receivable - affiliated	32,901
Securities lending income receivable	18
Receivable from affiliate	68,428
Directors' deferred compensation plan	94,566
Total assets	$465,860,536
Liabilities
Payable for variation margin on open futures contracts	$ 36,500
Payable for capital shares redeemed	245,435
Payable to affiliates:
Investment advisory fee	69,448
Administrative fee	46,952
Sub-transfer agency fee	163
Directors' deferred compensation plan	94,566
Accrued expenses	227,585
Total liabilities	$ 720,649
Net Assets	$465,139,887
Sources of Net Assets
Paid-in capital	$ 116,477,545
Distributable earnings	348,662,342
Net Assets	$465,139,887

Net Assets	$ 465,139,887
Shares Outstanding	2,688,764
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 172.99
16
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income (net of foreign taxes withheld of $1,880)	$ 7,115,716
Dividend income - affiliated issuers	260,553
Interest income	47,486
Securities lending income, net	5,568
Total investment income	$ 7,429,323
Expenses
Investment advisory fee	$ 793,416
Administrative fee	528,944
Directors' fees and expenses	30,428
Custodian fees	9,661
Transfer agency fees and expenses	349,650
Accounting fees	103,149
Professional fees	50,677
Reports to shareholders	4,600
Miscellaneous	74,791
Total expenses	$ 1,945,316
Waiver and/or reimbursement of expenses by affiliates	$ (717,384)
Net expenses	$ 1,227,932
Net investment income	$ 6,201,391
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 27,036,380
Investment securities - affiliated issuers	116,218
Futures contracts	524,356
Net realized gain	$ 27,676,954
Change in unrealized appreciation (depreciation):
Investment securities	$ 67,435,114
Investment securities - affiliated issuers	8,262
Futures contracts	338,708
Net change in unrealized appreciation (depreciation)	$ 67,782,084
Net realized and unrealized gain	$ 95,459,038
Net increase in net assets from operations	$101,660,429
17
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 6,201,391	$ 6,145,397
Net realized gain	27,676,954	22,114,701
Net change in unrealized appreciation (depreciation)	67,782,084	(126,471,955)
Net increase (decrease) in net assets from operations	$101,660,429	$ (98,211,857)
Distributions to shareholders	$ (28,008,875)	$ (39,863,740)
Net increase (decrease) in net assets from capital share transactions	$ (21,961,282)	$ 2,794,694
Net increase (decrease) in net assets	$ 51,690,272	$(135,280,903)
Net Assets
At beginning of year	$ 413,449,615	$ 548,730,518
At end of year	$465,139,887	$ 413,449,615
18
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Financial Highlights

	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 146.75	$ 200.13	$ 165.98	$ 147.79	$ 123.19
Income (Loss) From Operations
Net investment income(1)	$ 2.28	$ 2.28	$ 2.08	$ 2.31	$ 2.43
Net realized and unrealized gain (loss)	34.75	(40.18)	43.96	23.51	34.42
Total income (loss) from operations	$ 37.03	$ (37.90)	$ 46.04	$ 25.82	$ 36.85
Less Distributions
From net investment income	$ (2.30)	$ (2.16)	$ (2.56)	$ (2.57)	$ (2.63)
From net realized gain	(8.49)	(13.32)	(9.33)	(5.06)	(9.62)
Total distributions	$ (10.79)	$ (15.48)	$ (11.89)	$ (7.63)	$ (12.25)
Net asset value — End of year	$ 172.99	$ 146.75	$ 200.13	$ 165.98	$ 147.79
Total Return(2)	25.92%	(18.34)%	28.42%	18.11%	31.16%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$465,140	$413,450	$548,731	$480,052	$459,202
Ratios (as a percentage of average daily net assets):(3)
Total expenses	0.44%	0.43%	0.43%	0.43%	0.38%
Net expenses	0.28% (4)	0.28% (4)	0.28%	0.28%	0.28%
Net investment income	1.41%	1.35%	1.11%	1.58%	1.72%
Portfolio Turnover	6%	6%	6%	10%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022).
19
See Notes to Financial Statements.

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP S&P 500® Index Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P 500® Index.
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Short-Term Debt Securities. Short-term debt securities with a remaining maturity at time of purchase of more than sixty days are valued based on valuations provided by a third party pricing service. Such securities are generally categorized as Level 2 in the hierarchy. Short-term debt securities of sufficient credit quality purchased with remaining maturities of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Other Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
20

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3(1)	Total
Common Stocks	$ 446,830,786(2)	$ —	$ —	$ 446,830,786
Exchange-Traded Funds	5,703,720	—	—	5,703,720
Rights	—	—	555	555
Short-Term Investments:
Affiliated Fund	11,633,640	—	—	11,633,640
U.S. Treasury Obligations	—	964,069	—	964,069
Total Investments	$464,168,146	$964,069	$ 555	$465,132,770
Futures Contracts	$ 150,290	$ —	$ —	$ 150,290
Total	$464,318,436	$964,069	$ 555	$465,283,060

(1)	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.
(2)	The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Restricted Securities— The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities (excluding Rule 144A securities) is included at the end of the Schedule of Investments.
E  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
F  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
21

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

H  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.18% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $793,416.
Pursuant to an investment sub-advisory agreement, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP). CRM pays AIP a portion of its investment advisory fee for sub-advisory services provided to the Fund.
The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $6,608 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.28% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $710,776.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $528,944.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $635 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $348,465, of which $289,837 were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $72,413.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,287,206 and $72,550,770, respectively.
22

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$ 5,968,981	$ 8,592,429
Long-term capital gains	$22,039,894	$31,271,311
As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 7,568,128
Undistributed long-term capital gains	26,021,311
Net unrealized appreciation	315,072,903
Distributable earnings	$348,662,342
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$150,059,867
Gross unrealized appreciation	$ 320,315,226
Gross unrealized depreciation	(5,242,323)
Net unrealized appreciation	$315,072,903
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to provide equity market exposure for uncommitted cash balances.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$150,290 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ 524,356	$ 338,708
The average notional cost of futures contracts (long) outstanding during the year ended December 31, 2023 was approximately $6,182,000.
23

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $103,947 and the total value of collateral received was $108,923, comprised of U.S. government and/or agencies securities.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in affiliated issuers and funds that may be deemed to be affiliated was $12,943,243, which represents 2.8% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Common Stocks
Morgan Stanley	$1,368,227	$ 14,283	$ (197,387)	$ 116,218	$ 8,262	$ 1,309,603	$ 50,595	14,044
Short-Term Investments
Liquidity Fund	8,012,505	48,131,559	(44,510,424)	—	—	11,633,640	209,958	11,633,640
Total				$116,218	$8,262	$12,943,243	$260,553
10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 30,000,000 common shares, $0.10 par value.
24

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Notes to Financial Statements — continued

Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Shares sold	72,967	$ 11,866,023	95,608	$ 16,343,612
Reinvestment of distributions	176,991	28,008,875	292,535	39,863,740
Shares redeemed	(378,556)	(61,836,180)	(312,682)	(53,412,658)
Net increase (decrease)	(128,598)	$(21,961,282)	75,461	$ 2,794,694
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 90.5% of the value of the outstanding shares of the Fund.
25

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP S&P 500® Index Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP S&P 500® Index Portfolio (the “Fund”) (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
26

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.
Qualified Dividend Income. For the fiscal year ended December 31, 2023, the Fund designates approximately $6,712,450, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.
Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2023 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $26,021,499 or, if subsequently determined to be different, the net capital gain of such year.
27

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

28

Calvert
VP S&P 500® Index Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
29

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

30

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
31

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
32

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24221     12.31.23

Calvert
VP Volatility Managed Moderate Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Volatility Managed Moderate Portfolio

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended December 31, 2023, may be described as a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could guide the world’s largest economy to a soft landing, and changing expectations of how long interest rates might remain high.
From the beginning of the period through July 2023, global equities rallied, propelled by investor expectations that artificial intelligence applications like ChatGPT might become the next innovation to drive the information technology sector.
Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. and global economies as doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But from August through October 2023, equity indexes retreated as fixed-income assets became an attractive alternative to stocks. As investors feared the Fed might keep rates higher for longer than anticipated, longer-term bond interest rates rose sharply, prompting many investors to shift asset allocations from equities to bonds.
In the final months of the period, however, equities rallied back as inflation indicators declined, and the Fed announced the end of interest rate hikes -- and possible rate cuts as early as March 2024.
For the period as a whole, global and U.S. equity performance was strong. The MSCI ACWI Index returned 22.20%, the MSCI EAFE Index returned 18.24%, and the S&P 500® Index returned 26.29%.
In contrast, Chinese equities were dogged by an ailing real estate sector -- a major investment area for millions of Chinese citizens -- and the failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted. As a result, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned -0.90% during the period.
For fixed-income investors, the dominant events during the period were the Fed’s four interest rate hikes, followed by the year-end halt, and the prospect of future rate cuts. While the Fed’s monetary tightening policy led to negative returns in government bonds until later in the period, corporate bond returns were positive throughout the calendar year.
For the period as a whole, the Bloomberg U.S. Treasury Index returned 4.05%, while the Bloomberg U.S. Corporate Bond Index returned 8.52%. High yield bonds were the standout fixed-income performers, with the Bloomberg U.S. Corporate High Yield Index returning 13.44%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Volatility Managed Moderate Portfolio (the Fund) returned 11.92% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Conservative (the Index), which returned 12.49%.
The Fund invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target specific asset-allocation weighting ranges for each of the various ETF asset classes. Market capitalizations, investment styles, and market sectors are among the variables considered before Fund managers select securities. Asset weightings may be changed periodically based on evolving economic and market conditions.
The Fund uses a volatility-management and capital-protection strategy (the volatility strategy), which includes investments in equity index futures contracts intended to stabilize portfolio volatility. Specific volatility target levels are set to pursue growth in up markets, and hedge against potential declines in the value of the Fund’s ETF investments. The volatility strategy continuously monitors and attempts to forecast fluctuations in stock and bond markets. Fund managers may periodically adjust the Fund’s futures contracts to pursue its goals.
The Index is used to capture the impact of the Fund’s volatility strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index.
During the period, the Fund underperformed the Secondary Blended Index, which returned 14.02%. Asset allocation had a minimal overall effect on returns relative to the Secondary Blended Index. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, the positive effect of a modest overweight position in the technology sector during the first quarter was offset by the Fund’s emerging-market exposure, which detracted modestly from returns relative to the Secondary Blended Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Management's Discussion of Fund Performance† — continued

The Fund’s volatility strategy produced mixed results in 2023. In the first quarter, market volatility was forecasted at 10.4%, well above the Fund’s 8% target. In response, the volatility strategy held a significant short equity futures position during most of the quarter to tamp down volatility. However, actual or realized volatility wasn’t as elevated as expected. Overall Fund volatility was 6.4% during the period as the volatility strategy reduced volatility by 2.1%.
In the second through fourth quarters of 2023, volatility was more in line with expectations. Volatility forecasts averaged 7.8% during the period -- nearer to the Fund target -- and realized volatility tracked well with expectations. The volatility strategy took relatively small positions and had only a modest impact on Fund volatility and returns during the period.
In cumulative terms, derivative positions subtracted 1.9% from Fund performance during the period and reduced realized volatility by 0.4%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class F at NAV	04/30/2013	04/30/2013	11.92%	5.43%	4.51%

S&P Global LargeMidCap Managed Risk Index - Conservative	—	—	12.49%	5.55%	4.36%
Moderate Portfolio Blended Benchmark	—	—	14.02	7.23	5.82

% Total Annual Operating Expense Ratios[3]	Class F
Gross	1.01%
Net	0.88
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)[1]
Vanguard Total Bond Market ETF	21.9%
iShares Core U.S. Aggregate Bond ETF	21.6
Vanguard S&P 500 ETF	14.9
Vanguard FTSE Developed Markets ETF	10.2
iShares S&P 500 Growth ETF	6.1
iShares S&P 500 Value ETF	5.1
iShares Russell 2000 ETF	4.6
iShares Core S&P Mid-Cap ETF	2.4
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.1
Vanguard FTSE Emerging Markets ETF	2.1
Total	91.0%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 50% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 8%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Moderate Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 48% Bloomberg U.S. Aggregate Bond Index, 36% Russell 3000® Index, 10% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 2% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month
U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

6

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,043.80	$4.12 **	0.80%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.17	$4.08 **	0.80%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Schedule of Investments

Exchange-Traded Funds — 95.2%

Security	Shares	Value
Equity Funds — 48.3%
Financial Select Sector SPDR Fund	23,000	$ 864,800
iShares Core S&P Mid-Cap ETF	7,000	1,940,050
iShares Russell 2000 ETF(1)	18,000	3,612,780
iShares S&P 500 Growth ETF(1)	64,000	4,806,400
iShares S&P 500 Value ETF	23,000	3,999,470
Vanguard FTSE Developed Markets ETF	168,000	8,047,200
Vanguard FTSE Emerging Markets ETF	40,000	1,644,000
Vanguard Real Estate ETF	16,000	1,413,760
Vanguard S&P 500 ETF	27,000	11,793,600
		$38,122,060
Fixed-Income Funds — 46.9%
iShares 1-3 Year Treasury Bond ETF	13,000	$ 1,066,520
iShares Core U.S. Aggregate Bond ETF	172,000	17,071,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,000	1,659,900
Vanguard Total Bond Market ETF	235,000	17,284,250
		$37,081,670
Total Exchange-Traded Funds (identified cost $62,951,267)		$75,203,730

Short-Term Investments — 5.1%
Affiliated Fund — 4.8%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	3,826,099	$ 3,826,099
Total Affiliated Fund (identified cost $3,826,099)		$ 3,826,099
Securities Lending Collateral — 0.3%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(3)	242,781	$ 242,781
Total Securities Lending Collateral (identified cost $242,781)		$ 242,781
Total Short-Term Investments (identified cost $4,068,880)		$ 4,068,880
Total Investments — 100.3% (identified cost $67,020,147)		$79,272,610
Other Assets, Less Liabilities — (0.3)%		$ (273,968)
Net Assets — 100.0%		$ 78,998,642

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $3,941,112.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(3)	Represents investment of cash collateral received in connection with securities lending.

8
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	(4)	Short	3/15/24	$(964,000)	$ (32,007)
E-mini S&P MidCap 400 Index	(2)	Short	3/15/24	(561,900)	(29,717)
MSCI EAFE Index	(4)	Short	3/15/24	(450,480)	(18,006)
					$(79,730)
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $63,194,048) - including $3,941,112 of securities on loan	$ 75,446,511
Investments in securities of affiliated issuers, at value (identified cost $3,826,099)	3,826,099
Receivable for variation margin on open futures contracts	7,418
Deposits at broker for futures contracts	92,000
Receivable for capital shares sold	135
Dividends receivable - affiliated	15,800
Securities lending income receivable	2,554
Receivable from affiliates	8,489
Directors' deferred compensation plan	22,980
Total assets	$79,421,986
Liabilities
Payable for capital shares redeemed	$ 46,907
Deposits for securities loaned	242,781
Payable to affiliates:
Investment advisory fee	26,277
Administrative fee	8,031
Distribution fees	16,732
Sub-transfer agency fee	43
Directors' deferred compensation plan	22,980
Accrued expenses	59,593
Total liabilities	$ 423,344
Net Assets	$78,998,642
Sources of Net Assets
Paid-in capital	$ 63,863,821
Distributable earnings	15,134,821
Net Assets	$78,998,642
Class F Shares
Net Assets	$ 78,998,642
Shares Outstanding	4,455,357
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 17.73
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income	$ 1,990,641
Dividend income - affiliated issuers	197,038
Securities lending income, net	16,536
Total investment income	$2,204,215
Expenses
Investment advisory fee	$ 322,295
Administrative fee	96,689
Distribution fees	201,435
Directors' fees and expenses	5,585
Custodian fees	2,970
Transfer agency fees and expenses	58,643
Accounting fees	20,896
Professional fees	40,195
Reports to shareholders	2,755
Miscellaneous	6,541
Total expenses	$ 758,004
Waiver and/or reimbursement of expenses by affiliates	$ (111,343)
Net expenses	$ 646,661
Net investment income	$1,557,554
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 4,152,151
Futures contracts	(480,836)
Net realized gain	$3,671,315
Change in unrealized appreciation (depreciation):
Investment securities	$ 4,310,647
Futures contracts	(543,627)
Net change in unrealized appreciation (depreciation)	$3,767,020
Net realized and unrealized gain	$7,438,335
Net increase in net assets from operations	$8,995,889
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,557,554	$ 1,154,295
Net realized gain	3,671,315	2,610,799
Net change in unrealized appreciation (depreciation)	3,767,020	(18,826,676)
Net increase (decrease) in net assets from operations	$ 8,995,889	$ (15,061,582)
Distributions to shareholders	$ (5,403,679)	$ (3,738,072)
Net decrease in net assets from capital share transactions	$ (5,905,701)	$ (10,422,045)
Net decrease in net assets	$ (2,313,491)	$ (29,221,699)
Net Assets
At beginning of year	$ 81,312,133	$110,533,832
At end of year	$78,998,642	$ 81,312,133
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Financial Highlights

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 17.03	$ 20.80	$ 19.10	$ 18.86	$ 16.49
Income (Loss) From Operations
Net investment income(1)	$ 0.34	$ 0.23	$ 0.17	$ 0.20	$ 0.29
Net realized and unrealized gain (loss)	1.60	(3.20)	1.74	0.77	2.49
Total income (loss) from operations	$ 1.94	$ (2.97)	$ 1.91	$ 0.97	$ 2.78
Less Distributions
From net investment income	$ (0.26)	$ (0.21)	$ (0.21)	$ (0.32)	$ (0.28)
From net realized gain	(0.98)	(0.59)	—	(0.41)	(0.13)
Total distributions	$ (1.24)	$ (0.80)	$ (0.21)	$ (0.73)	$ (0.41)
Net asset value — End of year	$ 17.73	$ 17.03	$ 20.80	$ 19.10	$ 18.86
Total Return(2)	11.92%	(14.17)%	10.06%	5.28%	17.02%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$78,999	$81,312	$110,534	$109,206	$110,131
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.94%	0.94%	0.91%	0.93%	0.90%
Net expenses	0.80% (5)	0.81% (5)	0.81%	0.83%	0.83%
Net investment income	1.93%	1.26%	0.86%	1.10%	1.63%
Portfolio Turnover	9%	17%	7%	15%	6%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.005% of average daily net assets for the years ended December 31, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue current income and modest growth potential consistent with preservation of capital, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 75,203,730	$ —	$ —	$ 75,203,730
Short-Term Investments:
Affiliated Fund	3,826,099	—	—	3,826,099
14

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Securities Lending Collateral	$ 242,781	$ —	$ —	$ 242,781
Total Investments	$79,272,610	$ —	$ —	$79,272,610
Liability Description
Futures Contracts	$ (79,730)	$ —	$ —	$ (79,730)
Total	$ (79,730)	$ —	$ —	$ (79,730)
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $322,295.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
15

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $5,987 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund's operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $105,356.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $96,689.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $201,435 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $254 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $58,255, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $14,104.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,628,256 and $16,765,098, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$2,583,288	$ 967,324
Long-term capital gains	$2,820,391	$2,770,748
16

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements — continued

As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,879,381
Undistributed long-term capital gains	3,683,566
Net unrealized appreciation	9,571,874
Distributable earnings	$15,134,821
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$69,700,736
Gross unrealized appreciation	$ 13,338,048
Gross unrealized depreciation	(3,766,174)
Net unrealized appreciation	$ 9,571,874
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$ —	$(79,730) (1)

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (480,836)	$ (543,627)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2023 was approximately $1,655,000 and $4,280,000, respectively.
17

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $3,941,112 and the total value of collateral received was $4,090,743, comprised of cash of $242,781 and U.S. government and/or agencies securities of $3,847,962.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$242,781	$ —	$ —	$ —	$242,781
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $3,826,099, which represents 4.8% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$3,460,088	$17,940,780	$(17,574,769)	$ —	$ —	$3,826,099	$197,038	3,826,099
18

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Notes to Financial Statements — continued

10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares sold	35,972	$ 638,126	31,007	$ 588,578
Reinvestment of distributions	327,297	5,403,679	226,139	3,738,072
Shares redeemed	(681,263)	(11,947,506)	(798,306)	(14,748,695)
Net decrease	(317,994)	$ (5,905,701)	(541,160)	$(10,422,045)
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
19

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $3,684,546 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

22

Calvert
VP Volatility Managed Moderate Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

24

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
25

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche  LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24233     12.31.23

Calvert
VP Volatility Managed Moderate Growth Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Volatility Managed Moderate Growth Portfolio

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended December 31, 2023, may be described as a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could guide the world’s largest economy to a soft landing, and changing expectations of how long interest rates might remain high.
From the beginning of the period through July 2023, global equities rallied, propelled by investor expectations that artificial intelligence applications like ChatGPT might become the next innovation to drive the information technology sector.
Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. and global economies as doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But from August through October 2023, equity indexes retreated as fixed-income assets became an attractive alternative to stocks. As investors feared the Fed might keep rates higher for longer than anticipated, longer-term bond interest rates rose sharply, prompting many investors to shift asset allocations from equities to bonds.
In the final months of the period, however, equities rallied back as inflation indicators declined, and the Fed announced the end of interest rate hikes -- and possible rate cuts as early as March 2024.
For the period as a whole, global and U.S. equity performance was strong. The MSCI ACWI Index returned 22.20%, the MSCI EAFE Index returned 18.24%, and the S&P 500® Index returned 26.29%.
In contrast, Chinese equities were dogged by an ailing real estate sector -- a major investment area for millions of Chinese citizens -- and the failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted. As a result, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned -0.90% during the period.
For fixed-income investors, the dominant events during the period were the Fed’s four interest rate hikes, followed by the year-end halt, and the prospect of future rate cuts. While the Fed’s monetary tightening policy led to negative returns in government bonds until later in the period, corporate bond returns were positive throughout the calendar year.
For the period as a whole, the Bloomberg U.S. Treasury Index returned 4.05%, while the Bloomberg U.S. Corporate Bond Index returned 8.52%. High yield bonds were the standout fixed-income performers, with the Bloomberg U.S. Corporate High Yield Index returning 13.44%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) returned 13.79% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Moderate Conservative (the Index), which returned 14.46%.
The Fund invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target specific asset-allocation weighting ranges for each of the various ETF asset classes. Market capitalizations, investment styles, and market sectors are among the variables considered before Fund managers select securities. Asset weightings may be changed periodically based on evolving economic and market conditions.
The Fund uses a volatility-management and capital-protection strategy (the volatility strategy), which includes investments in equity index futures contracts intended to stabilize portfolio volatility. Specific volatility target levels are set to pursue growth in up markets, and hedge against potential declines in the value of the Fund’s ETF investments. The volatility strategy continuously monitors and attempts to forecast fluctuations in stock and bond markets. Fund managers may periodically adjust the Fund’s futures contracts to pursue its goals.
The Index is used to capture the impact of the Fund’s volatility strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index.
During the period, the Fund underperformed the Secondary Blended Index, which returned 16.71%. Asset allocation had a minimal overall effect on returns relative to the Secondary Blended Index. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, the positive effect of a modest overweight position in the technology sector during the first quarter was offset by the Fund’s emerging-market exposure, which detracted modestly from returns relative to the Secondary Blended Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Management's Discussion of Fund Performance† — continued

The Fund’s volatility strategy produced mixed results in 2023. In the first quarter, market volatility was forecasted at 12.6%, well above the Fund’s 10% target. In response, the volatility strategy held a significant short equity futures position during most of the quarter to tamp down volatility. However, actual or realized volatility wasn’t as elevated as expected. Overall Fund volatility was 8.0% during the period as the volatility strategy reduced volatility by 2.4%.
In the second through fourth quarters of 2023, volatility was more in line with expectations. Volatility forecasts averaged 9.4% during the period -- nearer to the Fund target -- and realized volatility tracked well with expectations. The volatility strategy took relatively small positions and had only a modest impact on Fund volatility and returns during the period.
In cumulative terms, derivative positions subtracted 2.6% from Fund performance during the period and reduced realized volatility by 0.3%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class F at NAV	04/30/2013	04/30/2013	13.79%	6.33%	4.95%

S&P Global LargeMidCap Managed Risk Index - Moderate Conservative	—	—	14.46%	6.48%	4.82%
Moderate Growth Portfolio Blended Benchmark	—	—	16.71	9.04	7.00

% Total Annual Operating Expense Ratios[3]	Class F
Gross	1.03%
Net	0.89
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Fund Profile

Asset Allocation (% of total investments)
Top 10 Holdings (% of net assets)[1]
Vanguard S&P 500 ETF	15.6%
iShares Core U.S. Aggregate Bond ETF	14.0
Vanguard Total Bond Market ETF	13.6
Vanguard FTSE Developed Markets ETF	13.1
iShares S&P 500 Growth ETF	10.2
iShares S&P 500 Value ETF	9.1
iShares Russell 2000 ETF	5.0
iShares Core S&P Mid-Cap ETF	3.2
Vanguard Real Estate ETF	2.9
Vanguard FTSE Emerging Markets ETF	2.4
Total	89.1%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Conservative is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 40% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 10%, and includes a synthetic put position to reduce downside risk. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Moderate Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 47% Russell 3000® Index, 33% Bloomberg U.S. Aggregate Bond Index, 13% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 3% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

6

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,048.10	$4.13 **	0.80%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.17	$4.08 **	0.80%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Schedule of Investments

Exchange-Traded Funds — 93.8%

Security	Shares	Value
Equity Funds — 63.1%
Financial Select Sector SPDR Fund	29,000	$ 1,090,400
iShares Core S&P Mid-Cap ETF	8,000	2,217,200
iShares Russell 2000 ETF(1)	17,000	3,412,070
iShares S&P 500 Growth ETF(1)	93,000	6,984,300
iShares S&P 500 Value ETF	36,000	6,260,040
Vanguard FTSE Developed Markets ETF	188,000	9,005,200
Vanguard FTSE Emerging Markets ETF	40,000	1,644,000
Vanguard Real Estate ETF	23,000	2,032,280
Vanguard S&P 500 ETF	24,500	10,701,600
		$43,347,090
Fixed-Income Funds — 30.7%
iShares 1-3 Year Treasury Bond ETF	10,000	$ 820,400
iShares Core U.S. Aggregate Bond ETF	97,000	9,627,250
iShares iBoxx $ Investment Grade Corporate Bond ETF	12,000	1,327,920
Vanguard Total Bond Market ETF	127,000	9,340,850
		$21,116,420
Total Exchange-Traded Funds (identified cost $48,500,354)		$64,463,510

Short-Term Investments — 6.9%
Affiliated Fund — 6.4%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	4,395,634	$ 4,395,634
Total Affiliated Fund (identified cost $4,395,634)		$ 4,395,634
Securities Lending Collateral — 0.5%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(3)	344,883	$ 344,883
Total Securities Lending Collateral (identified cost $344,883)		$ 344,883
Total Short-Term Investments (identified cost $4,740,517)		$ 4,740,517
Total Investments — 100.7% (identified cost $53,240,871)		$69,204,027
Other Assets, Less Liabilities — (0.7)%		$ (494,071)
Net Assets — 100.0%		$ 68,709,956

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $4,232,512.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(3)	Represents investment of cash collateral received in connection with securities lending.

8
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	2	Long	3/15/24	$482,000	$ 15,870
E-mini S&P MidCap 400 Index	1	Long	3/15/24	280,950	13,944
MSCI EAFE Index	2	Long	3/15/24	225,240	8,595
					$38,409
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $48,845,237) - including $4,232,512 of securities on loan	$ 64,808,393
Investments in securities of affiliated issuers, at value (identified cost $4,395,634)	4,395,634
Deposits at broker for futures contracts	46,000
Receivable for capital shares sold	7,126
Dividends receivable - affiliated	17,271
Securities lending income receivable	2,485
Receivable from affiliates	7,394
Directors' deferred compensation plan	18,640
Total assets	$69,302,943
Liabilities
Payable for variation margin on open futures contracts	$ 3,760
Payable for capital shares redeemed	127,330
Deposits for securities loaned	344,883
Payable to affiliates:
Investment advisory fee	22,539
Administrative fee	6,921
Distribution fees	14,419
Sub-transfer agency fee	41
Directors' deferred compensation plan	18,640
Accrued expenses	54,454
Total liabilities	$ 592,987
Net Assets	$68,709,956
Sources of Net Assets
Paid-in capital	$ 51,375,720
Distributable earnings	17,334,236
Net Assets	$68,709,956
Class F Shares
Net Assets	$ 68,709,956
Shares Outstanding	3,562,887
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 19.28
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income	$ 1,565,897
Dividend income - affiliated issuers	187,773
Securities lending income, net	17,457
Total investment income	$1,771,127
Expenses
Investment advisory fee	$ 274,605
Administrative fee	82,382
Distribution fees	171,628
Directors' fees and expenses	4,747
Custodian fees	2,745
Transfer agency fees and expenses	50,009
Accounting fees	18,313
Professional fees	36,858
Reports to shareholders	2,915
Miscellaneous	6,163
Total expenses	$ 650,365
Waiver and/or reimbursement of expenses by affiliates	$ (99,944)
Net expenses	$ 550,421
Net investment income	$1,220,706
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 3,454,542
Futures contracts	(914,998)
Net realized gain	$2,539,544
Change in unrealized appreciation (depreciation):
Investment securities	$ 5,496,111
Futures contracts	(382,709)
Net change in unrealized appreciation (depreciation)	$5,113,402
Net realized and unrealized gain	$7,652,946
Net increase in net assets from operations	$8,873,652
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,220,706	$ 914,970
Net realized gain	2,539,544	2,212,243
Net change in unrealized appreciation (depreciation)	5,113,402	(15,948,660)
Net increase (decrease) in net assets from operations	$ 8,873,652	$(12,821,447)
Distributions to shareholders	$ (4,984,501)	$ (3,100,519)
Net decrease in net assets from capital share transactions	$ (4,018,545)	$ (5,597,124)
Net decrease in net assets	$ (129,394)	$(21,519,090)
Net Assets
At beginning of year	$ 68,839,350	$ 90,358,440
At end of year	$68,709,956	$ 68,839,350
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Financial Highlights

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 18.33	$ 22.49	$ 19.99	$ 19.81	$ 17.18
Income (Loss) From Operations
Net investment income(1)	$ 0.34	$ 0.24	$ 0.18	$ 0.20	$ 0.29
Net realized and unrealized gain (loss)	2.08	(3.55)	2.54	0.51	2.86
Total income (loss) from operations	$ 2.42	$ (3.31)	$ 2.72	$ 0.71	$ 3.15
Less Distributions
From net investment income	$ (0.27)	$ (0.21)	$ (0.22)	$ (0.31)	$ (0.28)
From net realized gain	(1.20)	(0.64)	—	(0.22)	(0.24)
Total distributions	$ (1.47)	$ (0.85)	$ (0.22)	$ (0.53)	$ (0.52)
Net asset value — End of year	$ 19.28	$ 18.33	$ 22.49	$ 19.99	$ 19.81
Total Return(2)	13.79%	(14.61)%	13.64%	3.82%	18.56%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$68,710	$68,839	$90,358	$86,356	$89,181
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.95%	0.95%	0.92%	0.95%	0.91%
Net expenses	0.80% (5)	0.81% (5)	0.81%	0.83%	0.83%
Net investment income	1.78%	1.20%	0.83%	1.06%	1.56%
Portfolio Turnover	10%	20%	10%	16%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended December 31, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Moderate Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue a balance of current income and growth potential, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 64,463,510	$ —	$ —	$ 64,463,510
Short-Term Investments:
Affiliated Fund	4,395,634	—	—	4,395,634
Securities Lending Collateral	344,883	—	—	344,883
Total Investments	$69,204,027	$ —	$ —	$69,204,027
14

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 38,409	$ —	$ —	$ 38,409
Total	$69,242,436	$ —	$ —	$69,242,436
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $274,605.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
15

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $5,654 relating to the Fund's investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund's average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $94,290.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund's average daily net assets and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $82,382.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $171,628 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $169 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $49,700, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $12,033.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $6,605,923 and $16,276,129, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$2,149,032	$ 758,551
Long-term capital gains	$2,835,469	$2,341,968
16

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 1,792,070
Undistributed long-term capital gains	2,342,403
Net unrealized appreciation	13,199,763
Distributable earnings	$17,334,236
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$56,004,264
Gross unrealized appreciation	$ 15,263,617
Gross unrealized depreciation	(2,063,854)
Net unrealized appreciation	$13,199,763
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$38,409 (1)	$ —

(1)	Only the current day's variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (914,998)	$ (382,709)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2023 was approximately $2,127,000 and $3,563,000, respectively.
17

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $4,232,512 and the total value of collateral received was $4,386,353, comprised of cash of $344,883 and U.S. government and/or agencies securities of $4,041,470.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$344,883	$ —	$ —	$ —	$344,883
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $4,395,634, which represents 6.4% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$2,725,784	$16,698,798	$(15,028,948)	$ —	$ —	$4,395,634	$187,773	4,395,634
18

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares sold	23,578	$ 452,357	27,805	$ 574,763
Reinvestment of distributions	278,931	4,984,501	175,866	3,100,519
Shares redeemed	(495,113)	(9,455,403)	(466,578)	(9,272,406)
Net decrease	(192,604)	$(4,018,545)	(262,907)	$(5,597,124)
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
19

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Moderate Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Moderate Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $2,342,893 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

22

Calvert
VP Volatility Managed Moderate Growth Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

24

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
25

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
26

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche  LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24235     12.31.23

Calvert
VP Volatility Managed Growth Portfolio
Annual Report
December 31, 2023

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund and the other funds it manages. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Annual Report December 31, 2023
Calvert
VP Volatility Managed Growth Portfolio

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Management's Discussion of Fund Performance†

Economic and Market Conditions
For global equity investors, the 12-month period ended December 31, 2023, may be described as a roller-coaster ride driven by shifting perceptions of whether the U.S. Federal Reserve (the Fed) could guide the world’s largest economy to a soft landing, and changing expectations of how long interest rates might remain high.
From the beginning of the period through July 2023, global equities rallied, propelled by investor expectations that artificial intelligence applications like ChatGPT might become the next innovation to drive the information technology sector.
Earlier recession fears that had weighed on stock prices receded as more investors came to view the U.S. and global economies as doing surprisingly well. European equities received an additional boost as feared continent-wide energy shortages failed to materialize during the winter.
But from August through October 2023, equity indexes retreated as fixed-income assets became an attractive alternative to stocks. As investors feared the Fed might keep rates higher for longer than anticipated, longer-term bond interest rates rose sharply, prompting many investors to shift asset allocations from equities to bonds.
In the final months of the period, however, equities rallied back as inflation indicators declined, and the Fed announced the end of interest rate hikes -- and possible rate cuts as early as March 2024.
For the period as a whole, global and U.S. equity performance was strong. The MSCI ACWI Index returned 22.20%, the MSCI EAFE Index returned 18.24%, and the S&P 500® Index returned 26.29%.
In contrast, Chinese equities were dogged by an ailing real estate sector -- a major investment area for millions of Chinese citizens -- and the failure of many Chinese industries to bounce back after onerous COVID restrictions were lifted. As a result, the MSCI Golden Dragon Index, a measure of Chinese large-cap and mid-cap stocks, returned -0.90% during the period.
For fixed-income investors, the dominant events during the period were the Fed’s four interest rate hikes, followed by the year-end halt, and the prospect of future rate cuts. While the Fed’s monetary tightening policy led to negative returns in government bonds until later in the period, corporate bond returns were positive throughout the calendar year.
For the period as a whole, the Bloomberg U.S. Treasury Index returned 4.05%, while the Bloomberg U.S. Corporate Bond Index returned 8.52%. High yield bonds were the standout fixed-income performers, with the Bloomberg U.S. Corporate High Yield Index returning 13.44%.
Fund Performance
For the 12-month period ended December 31, 2023, Calvert VP Volatility Managed Growth Portfolio (the Fund) returned 15.65% for Class F shares at net asset value (NAV), underperforming its primary benchmark, the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive (the Index), which returned 17.89%.
The Fund invests in exchange-traded funds (ETFs) representing a broad range of asset classes. The Fund uses a macro strategy to target specific asset-allocation weighting ranges for each of the various ETF asset classes. Market capitalizations, investment styles, and market sectors are among the variables considered before Fund managers select securities. Asset weightings may be changed periodically based on evolving economic and market conditions.
The Fund uses a volatility-management and capital-protection strategy (the volatility strategy), which includes investments in equity index futures contracts intended to stabilize portfolio volatility. Specific volatility target levels are set to pursue growth in up markets, and hedge against potential declines in the value of the Fund’s ETF investments. The volatility strategy continuously monitors and attempts to forecast fluctuations in stock and bond markets. Fund managers may periodically adjust the Fund’s futures contracts to pursue its goals.
The Index is used to capture the impact of the Fund’s volatility strategy. Fund performance is also measured against a blended benchmark (the Secondary Blended Index) based on a mix of market indexes that more closely reflects the impact of the Fund’s asset-allocation strategy than the single asset-class Index.
During the period, the Fund underperformed the Secondary Blended Index, which returned 19.43%. Asset allocation had a minimal overall effect on returns relative to the Secondary Blended Index. The Fund was largely neutral in terms of total equity exposure during the period. Within equities, the positive effect of a modest overweight position in the technology sector during the first quarter was offset by the Fund’s emerging-market exposure, which detracted modestly from returns relative to the Secondary Blended Index during the period.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
2

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Management's Discussion of Fund Performance† — continued

The Fund’s volatility strategy produced mixed results in 2023. In the first quarter, market volatility was forecasted at 14.9%, well above the Fund’s 12% target. In response, the volatility strategy held a significant short equity futures position during most of the quarter to tamp down volatility. However, actual or realized volatility wasn’t as elevated as expected. Overall Fund volatility was 9.4% during the period as the volatility strategy reduced volatility by 3.0%.
In the second through fourth quarters of 2023, volatility was more in line with expectations. Volatility forecasts averaged 11.3% during the period -- nearer to the Fund target -- and realized volatility tracked well with expectations. The volatility strategy took relatively small positions and had only a modest impact on Fund volatility and returns during the period.
In cumulative terms, derivative positions subtracted 2.5% from Fund performance during the period and reduced realized volatility by 0.4%.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
3

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Performance

Portfolio Manager(s) Kevin L. Keene, CFA of Ameritas Investment Partners, Inc.; Thomas B. Lee, CFA and Christopher Haskamp, CFA, each of Parametric Portfolio Associates LLC
% Average Annual Total Returns[1,2]	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class F at NAV	04/30/2013	04/30/2013	15.65%	6.78%	4.91%

S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive	—	—	17.89%	8.20%	5.64%
Growth Portfolio Blended Benchmark	—	—	19.43	10.81	8.15

% Total Annual Operating Expense Ratios[3]	Class F
Gross	1.02%
Net	0.91
Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in Class F of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.
See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Furthermore, returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the redemption of Fund shares. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return.
4

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Fund Profile

Asset Allocation (% of total investments)

Top 10 Holdings (% of net assets)[1]
Vanguard S&P 500 ETF	17.5%
Vanguard FTSE Developed Markets ETF	16.2
iShares S&P 500 Growth ETF	14.0
iShares S&P 500 Value ETF	13.4
iShares Core U.S. Aggregate Bond ETF	13.3
iShares Russell 2000 ETF	5.5
Vanguard Real Estate ETF	3.9
iShares Core S&P Mid-Cap ETF	3.3
Vanguard FTSE Emerging Markets ETF	2.7
iShares iBoxx $ Investment Grade Corporate Bond ETF	2.0
Total	91.8%

Footnotes:
[1]	Excludes cash and cash equivalents.
5

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Endnotes and Additional Disclosures

†	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[1]	S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive is an unmanaged index designed to simulate a dynamic protective portfolio that allocates between the underlying equity index and cash, based on realized volatilities of the underlying equity and bond indices, while maintaining a fixed 20% allocation to the underlying bond index. The index has a risk management overlay that seeks to limit the index volatility to 14%, and includes a synthetic put position to reduce downside risk. The launch date of the S&P Global LargeMidCap Managed Risk Index - Moderate Aggressive was September 6, 2016; information presented prior to the index launch date is back-tested. Back-tested performance is not actual performance, but is hypothetical. The back-test calculations are based on the same methodology that was in effect when the index was officially launched. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Growth Portfolio Blended Benchmark is an internally constructed benchmark which is comprised of a blend of 58% Russell 3000® Index, 18% Bloomberg U.S. Aggregate Bond Index, 16% MSCI EAFE Index, 4% ICE BofA 3-Month U.S. Treasury Bill Index, and 4% MSCI USA IMI/Equity REITs Index, which is rebalanced monthly. Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. stocks. Bloomberg U.S. Aggregate Bond Index is an unmanaged index of domestic investment-grade bonds, including corporate, government and mortgage-backed securities. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI USA IMI/Equity REITs Index is an unmanaged index of U.S. equity REITs. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index of U.S. Treasury securities maturing in 90 days. ICE® BofA® indices are not for redistribution or other uses; provided “as is”, without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofA® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.
[2]	There is no sales charge. Insurance-related charges are not included in the calculation of returns. If such charges were reflected, the returns would be lower. Please refer to the report for your insurance contract for performance data reflecting insurance-related charges.
Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.
[3]	Source: Fund prospectus. Net expense ratio reflects a contractual expense reimbursement that continues through 4/30/24. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report. Performance reflects expenses waived and/or reimbursed, if applicable. Without such waivers and/or reimbursements, performance would have been lower.
Fund profile subject to change due to active management.
Additional Information
MSCI ACWI Index is an unmanaged free-float-adjusted, market-capitalization-weighted index designed to measure the equity market performance of developed and emerging markets. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. MSCI Golden Dragon Index is an unmanaged index of common stocks traded in China, Hong Kong and Taiwan. Bloomberg U.S. Treasury Index measures the performance of U.S. Treasuries with a maturity of one year or more. Bloomberg U.S. Corporate Bond Index measures the performance of investment-grade U.S. corporate securities with a maturity of one year or more. Bloomberg U.S. Corporate High Yield Index measures USD-denominated, non-investment grade corporate securities.

6

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Fund Expenses

Example
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2023 to December 31, 2023).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect expenses and charges which are, or may be imposed under the variable annuity contract or variable life insurance policy (variable contracts) (if applicable) or qualified pension or retirement plans (Qualified Plans) through which your investment in the Fund is made. Therefore, the second line of the table is useful in comparing ongoing costs associated with an investment in vehicles which fund benefits under variable contracts and Qualified Plans, and will not help you determine the relative total costs of investing in the Fund through variable contracts or Qualified Plans. In addition, if these expenses and charges imposed under the variable contracts or Qualified Plans were included, your costs would have been higher.
	Beginning Account Value (7/1/23)	Ending Account Value (12/31/23)	Expenses Paid During Period* (7/1/23 – 12/31/23)	Annualized Expense Ratio
Actual
Class F	$1,000.00	$1,055.20	$4.14 **	0.80%
Hypothetical
(5% return per year before expenses)
Class F	$1,000.00	$1,021.17	$4.08 **	0.80%

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on June 30, 2023. Expenses shown do not include insurance-related charges or direct expenses of Qualified Plans. Expenses do not include fees and expenses incurred indirectly from investment in exchange-traded funds (the Underlying Funds).
**	Absent a waiver and/or reimbursement of expenses by affiliate(s), expenses would be higher.
7

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Schedule of Investments

Exchange-Traded Funds — 94.6%

Security	Shares	Value
Equity Funds — 77.9%
Financial Select Sector SPDR Fund	39,000	$ 1,466,400
iShares Core S&P Mid-Cap ETF	12,500	3,464,375
iShares Russell 2000 ETF	29,000	5,820,590
iShares S&P 500 Growth ETF(1)	195,000	14,644,500
iShares S&P 500 Value ETF	81,000	14,085,090
Vanguard FTSE Developed Markets ETF	355,000	17,004,500
Vanguard FTSE Emerging Markets ETF	69,000	2,835,900
Vanguard Real Estate ETF	46,000	4,064,560
Vanguard S&P 500 ETF	42,000	18,345,600
		$ 81,731,515
Fixed-Income Funds — 16.7%
iShares 1-3 Year Treasury Bond ETF	18,000	$ 1,476,720
iShares Core U.S. Aggregate Bond ETF	140,000	13,895,000
iShares iBoxx $ Investment Grade Corporate Bond ETF	19,000	2,102,540
		$ 17,474,260
Total Exchange-Traded Funds (identified cost $64,991,408)		$ 99,205,775

Short-Term Investments — 6.2%
Affiliated Fund — 5.2%
Security	Shares	Value
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, Institutional Class, 5.27%(2)	5,500,900	$ 5,500,900
Total Affiliated Fund (identified cost $5,500,900)		$ 5,500,900
Securities Lending Collateral — 1.0%
Security	Shares	Value
State Street Navigator Securities Lending Government Money Market Portfolio, 5.36%(3)	1,031,415	$ 1,031,415
Total Securities Lending Collateral (identified cost $1,031,415)		$ 1,031,415
Total Short-Term Investments (identified cost $6,532,315)		$ 6,532,315
Total Investments — 100.8% (identified cost $71,523,723)		$105,738,090
Other Assets, Less Liabilities — (0.8)%		$ (866,148)
Net Assets — 100.0%		$ 104,871,942

The percentage shown for each investment category in the Schedule of Investments is based on net assets.
(1)	All or a portion of this security was on loan at December 31, 2023. The aggregate market value of securities on loan at December 31, 2023 was $3,289,005.
(2)	May be deemed to be an affiliated investment company. The rate shown is the annualized seven-day yield as of December 31, 2023.
(3)	Represents investment of cash collateral received in connection with securities lending.

8
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Schedule of Investments — continued

Futures Contracts
Description	Number of Contracts	Position	Expiration Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
Equity Futures
E-mini S&P 500 Index	12	Long	3/15/24	$2,892,000	$ 73,927
E-mini S&P MidCap 400 Index	5	Long	3/15/24	1,404,750	70,687
MSCI EAFE Index	13	Long	3/15/24	1,464,060	52,724
					$197,338
9
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Statement of Assets and Liabilities

December 31, 2023
Assets
Investments in securities of unaffiliated issuers, at value (identified cost $66,022,823) - including $3,289,005 of securities on loan	$ 100,237,190
Investments in securities of affiliated issuers, at value (identified cost $5,500,900)	5,500,900
Deposits at broker for futures contracts	266,000
Dividends receivable	16,684
Dividends receivable - affiliated	22,099
Securities lending income receivable	4,889
Receivable from affiliates	9,425
Directors' deferred compensation plan	32,541
Total assets	$106,089,728
Liabilities
Payable for variation margin on open futures contracts	$ 19,702
Payable for capital shares redeemed	2,704
Deposits for securities loaned	1,031,415
Payable to affiliates:
Investment advisory fee	34,388
Administrative fee	10,520
Distribution fees	21,918
Sub-transfer agency fee	39
Directors' deferred compensation plan	32,541
Accrued expenses	64,559
Total liabilities	$ 1,217,786
Net Assets	$104,871,942
Sources of Net Assets
Paid-in capital	$ 68,686,579
Distributable earnings	36,185,363
Net Assets	$104,871,942
Class F Shares
Net Assets	$ 104,871,942
Shares Outstanding	5,095,261
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$ 20.58
10
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Statement of Operations

Year Ended
December 31, 2023
Investment Income
Dividend income	$ 2,210,798
Dividend income - affiliated issuers	280,922
Securities lending income, net	32,457
Total investment income	$ 2,524,177
Expenses
Investment advisory fee	$ 422,189
Administrative fee	126,657
Distribution fees	263,868
Directors' fees and expenses	7,275
Custodian fees	4,381
Transfer agency fees and expenses	76,585
Accounting fees	26,606
Professional fees	41,545
Reports to shareholders	1,060
Miscellaneous	6,993
Total expenses	$ 977,159
Waiver and/or reimbursement of expenses by affiliates	$ (130,860)
Net expenses	$ 846,299
Net investment income	$ 1,677,878
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
Investment securities	$ 8,117,338
Futures contracts	(2,066,837)
Net realized gain	$ 6,050,501
Change in unrealized appreciation (depreciation):
Investment securities	$ 8,246,817
Futures contracts	(623,235)
Net change in unrealized appreciation (depreciation)	$ 7,623,582
Net realized and unrealized gain	$13,674,083
Net increase in net assets from operations	$15,351,961
11
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Statements of Changes in Net Assets

	Year Ended December 31,
	2023	2022
Increase (Decrease) in Net Assets
From operations:
Net investment income	$ 1,677,878	$ 1,338,012
Net realized gain	6,050,501	4,520,800
Net change in unrealized appreciation (depreciation)	7,623,582	(26,617,673)
Net increase (decrease) in net assets from operations	$ 15,351,961	$ (20,758,861)
Distributions to shareholders	$ (9,589,892)	$ (3,642,609)
Net decrease in net assets from capital share transactions	$ (10,658,801)	$ (7,763,282)
Net decrease in net assets	$ (4,896,732)	$ (32,164,752)
Net Assets
At beginning of year	$ 109,768,674	$ 141,933,426
At end of year	$104,871,942	$109,768,674
12
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Financial Highlights

	Class F
	Year Ended December 31,
	2023	2022	2021	2020	2019
Net asset value — Beginning of year	$ 19.67	$ 23.93	$ 20.86	$ 20.77	$ 17.67
Income (Loss) From Operations
Net investment income(1)	$ 0.33	$ 0.23	$ 0.18	$ 0.20	$ 0.29
Net realized and unrealized gain (loss)	2.58	(3.83)	3.12	0.22	3.08
Total income (loss) from operations	$ 2.91	$ (3.60)	$ 3.30	$ 0.42	$ 3.37
Less Distributions
From net investment income	$ (0.28)	$ (0.21)	$ (0.23)	$ (0.33)	$ (0.27)
From net realized gain	(1.72)	(0.45)	—	—	—
Total distributions	$ (2.00)	$ (0.66)	$ (0.23)	$ (0.33)	$ (0.27)
Net asset value — End of year	$ 20.58	$ 19.67	$ 23.93	$ 20.86	$ 20.77
Total Return(2)	15.65%	(14.94)%	15.87%	2.15%	19.22%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$104,872	$109,769	$141,933	$136,204	$151,383
Ratios (as a percentage of average daily net assets):(3)(4)
Total expenses	0.93%	0.92%	0.90%	0.93%	0.89%
Net expenses	0.80% (5)	0.81% (5)	0.81%	0.83%	0.83%
Net investment income	1.59%	1.11%	0.79%	1.00%	1.48%
Portfolio Turnover	10%	16%	7%	13%	7%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect fees and expenses imposed by variable annuity contracts or variable life insurance policies. If included, total return would be lower.
(3)	Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(4)	Amounts do not include the expenses of the Underlying Funds.
(5)	Includes a reduction by the investment adviser of a portion of its advisory fee due to the Fund’s investment in the Liquidity Fund (equal to 0.01% and less than 0.01% of average daily net assets for the years ended December 31, 2023 and 2022, respectively).
13
See Notes to Financial Statements.

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements

1  Significant Accounting Policies
Calvert VP Volatility Managed Growth Portfolio (the Fund) is a diversified series of Calvert Variable Products, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to pursue growth potential and some current income, while seeking to manage overall portfolio volatility. The Fund invests primarily in exchange-traded funds representing a broad range of asset classes (the Underlying Funds).
Shares of the Fund are sold without sales charge to insurance companies for allocation to certain of their variable separate accounts and to qualified pension and retirement plans and other eligible investors. The Fund offers Class F shares.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A  Investment Valuation— Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith by the Board’s valuation designee.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Securities. Exchange-traded funds are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in management investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value as of the close of each business day and are categorized as Level 1 in the hierarchy.
Derivatives. Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Fair Valuation. In connection with Rule 2a-5 of the 1940 Act, the Board has designated the Fund’s investment adviser as its valuation designee. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued by the investment adviser, as valuation designee, at fair value using methods that most fairly reflect the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund's holdings as of December 31, 2023, based on the inputs used to value them:
Asset Description	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$ 99,205,775	$ —	$ —	$ 99,205,775
Short-Term Investments:
Affiliated Fund	5,500,900	—	—	5,500,900
Securities Lending Collateral	1,031,415	—	—	1,031,415
Total Investments	$105,738,090	$ —	$ —	$105,738,090
14

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

Asset Description (continued)	Level 1	Level 2	Level 3	Total
Futures Contracts	$ 197,338	$ —	$ —	$ 197,338
Total	$105,935,428	$ —	$ —	$105,935,428
B  Investment Transactions and Income— Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Distributions from the Underlying Funds and management investment companies are recorded on ex-dividend date. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds.
C  Futures Contracts— The Fund may enter into futures contracts to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade, which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
D  Distributions to Shareholders— Distributions to shareholders are recorded by the Fund on ex-dividend date. The Fund distributes any net investment income and net realized capital gains at least annually. Both types of distributions are made in shares of the Fund unless an election is made on behalf of a separate account to receive some or all of the distributions in cash. Distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.
E  Estimates— The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F   Indemnifications— The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G  Federal Income Taxes— No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
2  Related Party Transactions
The investment advisory fee is earned by Calvert Research and Management (CRM), an indirect, wholly-owned subsidiary of Morgan Stanley, as compensation for investment advisory services rendered to the Fund. The investment advisory fee is computed at the annual rate of 0.40% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, the investment advisory fee amounted to $422,189.
Pursuant to investment sub-advisory agreements, CRM has delegated the investment management of the Fund to Ameritas Investment Partners, Inc. (AIP) and, effective January 1, 2022, Parametric Portfolio Associates LLC (Parametric). AIP is responsible for selecting the exchange-traded funds in which the Fund invests and Parametric is responsible for executing the Fund’s volatility management strategy. CRM pays AIP and Parametric a portion of its investment advisory fee for sub-advisory services provided to the Fund.
15

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

The Fund may invest in a money market fund, the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio (the “Liquidity Fund”), an open-end management investment company managed by Morgan Stanley Investment Management Inc., a wholly-owned subsidiary of Morgan Stanley. The investment advisory fee paid by the Fund is reduced by an amount equal to its pro rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2023, the investment advisory fee paid was reduced by $8,634 relating to the Fund’s investment in the Liquidity Fund.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, borrowing costs, taxes or litigation expenses) exceed 0.81% of the Fund’s average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after April 30, 2024. For the year ended December 31, 2023, CRM waived or reimbursed expenses of $122,226.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets and is payable monthly. For the year ended December 31, 2023, CRM was paid administrative fees of $126,657.
The Fund has in effect a distribution plan for Class F shares (Class F Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class F Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution fee of 0.25% per annum of its average daily net assets attributable to Class F shares for the sale and distribution of Class F shares. Distribution fees paid or accrued for the year ended December 31, 2023 amounted to $263,868 for Class F shares.
Eaton Vance Management (EVM), an affiliate of CRM, provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended December 31, 2023, sub-transfer agency fees and expenses incurred to EVM amounted to $80 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives an annual fee of $214,000 ($225,000 effective January 1, 2024), an annual Committee fee ranging from $8,500 to $16,500 depending on the Committee, and may receive a fee of $10,000 for special meetings. The Board chair receives an additional $40,000 annual fee, Committee chairs receive an additional $15,000 annual fee and the special equities liaison receives an additional $2,500 annual fee. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund's assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM.
3  Shareholder Servicing Plan
The Corporation, on behalf of the Fund, has adopted a Shareholder Servicing Plan (Servicing Plan), which permits the Fund to enter into shareholder servicing agreements with intermediaries that maintain accounts in the Fund for the benefit of shareholders. These services may include, but are not limited to, processing purchase and redemption requests, processing dividend payments, and providing account information to shareholders. Under the Servicing Plan, the Fund may make payments at an annual rate of up to 0.11% of its average daily net assets. For the year ended December 31, 2023, expenses incurred under the Servicing Plan amounted to $76,435, all of which were payable to an affiliate of AIP, and are included in transfer agency fees and expenses on the Statement of Operations. Included in accrued expenses at December 31, 2023 are amounts payable to an affiliate of AIP under the Servicing Plan of $18,386.
4  Investment Activity
During the year ended December 31, 2023, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $9,799,195 and $27,694,605, respectively.
5  Distributions to Shareholders and Income Tax Information
The tax character of distributions declared for the years ended December 31, 2023 and December 31, 2022 was as follows:
	Year Ended December 31,
	2023	2022
Ordinary income	$3,891,145	$1,153,622
Long-term capital gains	$5,698,747	$2,488,987
16

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

As of December 31, 2023, the components of distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed ordinary income	$ 2,278,900
Undistributed long-term capital gains	6,392,258
Net unrealized appreciation	27,514,205
Distributable earnings	$36,185,363
The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Fund at December 31, 2023, as determined on a federal income tax basis, were as follows:
Aggregate cost	$78,223,885
Gross unrealized appreciation	$ 28,819,513
Gross unrealized depreciation	(1,305,308)
Net unrealized appreciation	$27,514,205
6  Financial Instruments
A summary of futures contracts outstanding at December 31, 2023 is included in the Schedule of Investments. During the year ended December 31, 2023, the Fund used futures contracts to hedge against changes in market volatility and declines in the value of the Fund’s investments and to adjust the Fund’s overall equity exposure in an effort to stabilize portfolio volatility around a target level.
At December 31, 2023, the fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk was as follows:
Derivative	Statement of Assets and Liabilities Caption	Assets	Liabilities
Futures contracts	Distributable earnings	$197,338 (1)	$ —

(1)	Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin on open futures contracts, as applicable.
The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2023 was as follows:
Statement of Operations Caption
Derivative	Net realized gain (loss): Futures contracts	Change in unrealized appreciation (depreciation): Futures contracts
Futures contracts	$ (2,066,837)	$ (623,235)
The average notional cost of futures contracts (long) and futures contracts (short) outstanding during the year ended December 31, 2023 was approximately $3,733,000 and $7,771,000, respectively.
17

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

7  Securities Lending
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities in an amount at least equal to the market value of the securities on loan. The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent based on agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At December 31, 2023, the total value of securities on loan was $3,289,005 and the total value of collateral received was $3,404,485, comprised of cash of $1,031,415 and U.S. government and/or agencies securities of $2,373,070.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2023.
	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Exchange-Traded Funds	$1,031,415	$ —	$ —	$ —	$1,031,415
The carrying amount of the liability for deposits for securities loaned at December 31, 2023 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at December 31, 2023.
8  Line of Credit
The Fund participates with other portfolios and funds managed by EVM and its affiliates, including CRM, in a $650 million unsecured revolving line of credit agreement with a group of banks, which is in effect through October 22, 2024. In connection with the renewal of the agreement on October 24, 2023, the borrowing limit was decreased from $725 million. Borrowings are made by the Fund solely for temporary purposes related to redemptions and other short-term cash needs. Interest is charged to the Fund based on its borrowings at an amount above either the Secured Overnight Financing Rate (SOFR) or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. In connection with the renewal of the agreement in October 2023, an arrangement fee of $150,000 was incurred that was allocated to the participating portfolios and funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time.
The Fund had no borrowings pursuant to its line of credit during the year ended December 31, 2023.
9  Affiliated Investments
At December 31, 2023, the value of the Fund’s investment in funds that may be deemed to be affiliated was $5,500,900, which represents 5.2% of the Fund’s net assets. Transactions in such investments by the Fund for the year ended December 31, 2023 were as follows:
Name	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend income	Shares, end of period
Short-Term Investments
Liquidity Fund	$7,138,410	$27,663,721	$(29,301,231)	$ —	$ —	$5,500,900	$280,922	5,500,900
18

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Notes to Financial Statements — continued

10  Capital Shares
The Corporation may issue its shares in one or more series (such as the Fund). The authorized shares of the Fund consist of 100,000,000 common shares, $0.10 par value.
Transactions in capital shares were as follows:
	Year Ended December 31, 2023		Year Ended December 31, 2022
	Shares	Amount	Shares	Amount
Class F
Shares sold	14,102	$ 299,207	8,111	$ 168,099
Reinvestment of distributions	507,133	9,589,892	193,037	3,642,609
Shares redeemed	(1,005,910)	(20,547,900)	(552,936)	(11,573,990)
Net decrease	(484,675)	$(10,658,801)	(351,788)	$ (7,763,282)
At December 31, 2023, separate accounts of an insurance company that is an affiliate of AIP owned 100% of the value of the outstanding shares of the Fund.
19

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Report of Independent Registered Public Accounting Firm

To the Board of Directors of Calvert Variable Products, Inc. and Shareholders of Calvert VP Volatility Managed Growth Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Calvert VP Volatility Managed Growth Portfolio (the "Fund") (one of the funds constituting Calvert Variable Products, Inc.), including the schedule of investments, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the years ended December 31, 2020 and 2019 were audited by other auditors whose report, dated February 18, 2021, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 16, 2024
We have served as the auditor of one or more Calvert investment companies since 2021.
20

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Federal Tax Information (Unaudited)

As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of capital gains dividends.
Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2023, $6,392,407 or, if subsequently determined to be different, the net capital gain of such year.
21

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Management and Organization

Fund Management. The Directors of Calvert Variable Products, Inc. (the Corporation) are responsible for the overall management and supervision of the affairs of the Corporation. The Board members and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Board members hold indefinite terms of office. Each Board member holds office until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, removal or disqualification. Under the terms of the Fund’s current Board member retirement policy, an Independent Board member must retire at the end of the calendar year in which he or she turns 75. However, if such retirement would cause the Fund to be out of compliance with Section 16 of the 1940 Act or any other regulations or guidance of the SEC, then such retirement will not become effective until such time as action has been taken for the Fund to be in compliance therewith. The “noninterested Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Board member and the Chief Compliance Officer is 2050 M Street NW, Washington, DC 20036 and the business address of the Secretary, Vice President and Chief Legal Officer and the Treasurer is Two International Place, Boston, Massachusetts 02110. As used below, “CRM” refers to Calvert Research and Management and “Eaton Vance” refers to Eaton Vance Management. Each Director oversees 46 funds in the Calvert fund complex. Each of Eaton Vance and CRM are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with CRM may hold a position with other CRM affiliates that is comparable to his or her position with CRM listed below.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Interested Director
Von M. Hughes(1) 1969	Director and President	Since 2023	President and Chief Executive Officer and Managing Director of Calvert Research and Management. Managing Director of Morgan Stanley Investment Management (MSIM) (since 2022). Formerly, Managing Director of PAAMCO Prisma (investment management firm) (2003-2022). Mr. Hughes is an interested person because of his positions with CRM and certain affiliates.
Other Directorships. Tradeweb Markets Inc. (financial services) (2021-2022); National Association of Investment Companies (2018-2021).
Noninterested Directors
Alice Gresham Bullock 1950	Chair and Director	Since 2016 (Chair); Since 2008 (Director)	Professor Emerita at Howard University School of Law. Dean Emerita of
Howard University School of Law and Deputy Director of the Association
of American Law Schools (1992-1994).
Other Directorships. None.
Cari M. Dominguez 1949	Director	Since 2016	Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships. ManpowerGroup Inc. (workforce solutions company);
Triple S Management Corporation (managed care); National Association of Corporate Directors.
Karen Fang(2) 1958	Director	Since 2023	Formerly, Managing Director, Wealth Management at GAMCO Asset Management (asset management firm) (2020-2023). Formerly, Managing Director, Senior Portfolio Manager of Fiduciary Trust Company International (wealth management firm) (1993-2019).
Other Directorships. None.
Miles D. Harper, III 1962	Director	Since 2016	Private investor (2022-present). Formerly, Partner, Carr Riggs & Ingram (public accounting firm) (2014-2022). Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram) (1999-2014).
Other Directorships. Bridgeway Funds (9) (asset management).
Joy V. Jones 1950	Director	Since 2016	Attorney. Other Directorships. Palm Management Corporation.
Eddie Ramos(2) 1967	Director	Since 2023	Private investor (2022-present). Formerly, Head of External Advisors/Diversity Portfolio Management at the New Jersey Division of Investment (2020-2022). Formerly, Chief Investment Officer and Lead Portfolio Manager – Global Fundamental Equities at Cornerstone Capital Management (asset management firm) (2011-2017).
Other Directorships. Macquarie Optimum Funds (6) (asset management) (2022-2023).

22

Calvert
VP Volatility Managed Growth Portfolio
December 31, 2023
Management and Organization — continued

Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience
Noninterested Directors (continued)
Anthony A. Williams 1951	Director	Since 2016	CEO and Executive Director of the Federal City Council (July 2012 to
present); Senior Adviser and Independent Consultant for King and
Spalding LLP (September 2015 to present); Executive Director of Global
Government Practice at the Corporate Executive Board (January 2010 to
January 2012).
Other Directorships. Freddie Mac; Evoq Properties/Meruelo Maddux
Properties, Inc. (real estate management); Weston Solutions, Inc.
(environmental services); Bipartisan Policy Center’s Debt Reduction Task Force;
Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization); The Howard Hughes Corporation (real estate development); Old Dominion National Bank.
Name and Year of Birth	Corporation Position(s)	Length of Service	Principal Occupation(s) During Past Five Years
Principal Officers who are not Directors
Hope L. Brown 1973	Chief Compliance Officer	Since 2014	Chief Compliance Officer of 46 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Deidre E. Walsh 1971	Secretary, Vice President and Chief Legal Officer	Since 2021	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2021). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.
James F. Kirchner 1967	Treasurer	Since 2016	Vice President of CRM and officer of 46 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 127 registered investment companies advised or administered by Eaton Vance.

(1) Mr. Hughes is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.
(2) Ms. Fang and Mr. Ramos began serving as Directors effective October 30, 2023.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.
23

Calvert Funds
Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and income
■
investment experience and risk tolerance
■
checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com
Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free 1-800-368-2745 or email: CRMPrivacy@calvert.com

24

Calvert Funds
Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?	We collect your personal information, for example, when you
■ open an account or make deposits or withdrawals from your account
■
buy securities from us or make a wire transfer
■
give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■
affiliates from using your information to market to you
■
sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.
Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker- dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Eaton Vance doesn’t jointly market.
Other important information
Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.
California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.
25

Calvert Funds
IMPORTANT NOTICES

Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Calvert website at www.calvert.com, by calling Calvert at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.
Tailored Shareholder Reports. Effective January 24, 2023, the SEC adopted rule and form amendments to require open-end mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will no longer appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports for the Calvert Funds.
26

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Investment Adviser and Administrator
Calvert Research and Management
2050 M Street NW
Washington, DC 20036
Investment Sub-Adviser
Ameritas Investment Partners, Inc.
5945 R Street
Lincoln, NE 68505
Investment Sub-Adviser
Parametric Portfolio Associates LLC
800 Fifth Avenue, Suite 2800
Seattle, WA 98104
Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
SS&C Global Investor & Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, MA 02169
Independent Registered Public Accounting Firm
Deloitte & Touche  LLP
200 Berkeley Street
Boston, MA 02116-5022
Fund Offices
2050 M Street NW
Washington, DC 20036
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24237     12.31.23

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.

The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2022 and December 31, 2023 for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by its principal accountant during such periods.

Fiscal Years Ended	12/31/22	%*	12/31/23	%*
Audit Fees	$196,575	0%	$216,900	0%
Audit-Related Fees(1)	$0	0%	$0	0%
Tax Fees(2)	$0	0%	$0	0%
All Other Fees(3)	$0	0%	$0	0%

Total	$196,575	0%	$216,900	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e) The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 12/31/22		Fiscal Year ended 12/31/23
$	%*	$	%*
$0	0%	$52,836	0%

*	Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT VARIABLE PRODUCTS, INC.

By:	/s/ Von Hughes
Von Hughes
President

Date: February 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date: February 23, 2024

By:	/s/ Von Hughes
Von Hughes
President

Date: February 23, 2024